As filed with the SEC on April 27, 2018

Registration No. 333-121017

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 13	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 98	☒

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Exact name of registrant)

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Name of depositor)

100 Salem Street

Smithfield, Rhode Island 02917

(Address of depositor’s principal executive offices)

Depositor’s telephone number:  (800) 544-8888

WILLIAM J. JOHNSON, JR.

President

Fidelity Investments Life Insurance Company

100 Salem Street

Smithfield, Rhode Island 02917

(Name and address of agent for service)

Copy to:

MICHAEL BERENSON

MORGAN, LEWIS & BOCKIUS LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Individual Variable Annuity Contracts — The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective (check appropriate space):

☐                      immediately upon filing pursuant to paragraph (b) of rule 485

☒                    on April 30, 2018, pursuant to paragraph (b)

☐                      60 days after filing pursuant to paragraph (a) (1) of rule 485

☐                      on         , pursuant to paragraph (a) (1) of rule 485

☐                      75 days after filing pursuant to paragraph (a) (2) of rule 485

☐                      on         , pursuant to paragraph (a) (2) of rule 485

Page    of    Exhibit Index Appears on Page

Prospectus

Fidelity Freedom Lifetime Income®

Introduction

This prospectus describes a single premium variable income annuity contract (the "Contract") offered by Fidelity Investments Life Insurance Company ("Fidelity Investments Life", the "Company", "FILI," "we," or "us"), the insurance company that is part of the group of financial service companies known as Fidelity Investments.

There are two types of Contracts. You may purchase a "Qualified Contract" that is an Individual Retirement Annuity, only with a contribution transferred from an IRA or rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. Or, you may purchase a "Non-qualified Contract" with money from any source, but you should generally not purchase a Non-qualified Contract with money from a qualified plan, IRA, 403(b) plan, or similar arrangement (other than a non-qualified deferred annuity contract).

The Contract provides you (the "Annuitant") with the opportunity to receive annuity income for life at regular intervals (the "Annuity Income Dates"). You choose the first Annuity Income Date, which may be up to one year from the day your Contract becomes effective (the "Contract Date"), and whether you want the Annuity Income Dates to be monthly, quarterly, semiannual, or annual. Annuity income can be for your lifetime, or for your lifetime and the lifetime of a second person you name (the "Joint Annuitant").

For a Qualified Contract, we will distribute all annuity income during your lifetime to you. For a Non-qualified Contract with a Joint Annuitant, we will distribute annuity income to both you and the Joint Annuitant while you both are alive. If there is a Joint Annuitant and he or she survives you, he or she will receive income for the remainder of his or her life. Your Beneficiary or Beneficiaries will receive the remaining annuity income, if any, only when all Annuitants are no longer living.

The Contract, like many annuities, pools the mortality experience of all Annuitants and Joint Annuitants. In effect, Annuitants and Joint Annuitants who live longer are subsidized by those who do not.

We offer six annuity income options. With four of them you choose whether or not to provide for a guaranteed minimum number of years of annuity income ("Guarantee Period"). A Contract with a Guarantee Period will provide less annuity income than an otherwise identical Contract without a Guarantee Period. The other two annuity income options provide a Withdrawal Period during which you have the ability to withdraw part or all of the Withdrawal Value. Only a Qualified Contract may have a Withdrawal Period. Withdrawals may result in a reduction or elimination of future annuity income. A Contract with a Withdrawal Period will provide slightly less annuity income than an otherwise identical Contract that does not permit withdrawals. Contracts with a Withdrawal Period may not be available in all states.

You purchase a Contract with a single payment (the "Purchase Payment"). You may not make additional purchase payments. The minimum Purchase Payment for a Contract is generally $25,000.

For a Qualified Contract, the entire amount of annuity income each year will generally be taxable unless your Purchase Payment includes after-tax contributions. For a Non-qualified Contract, a portion of the annuity income each year will generally be taxable until you have recovered the "investment in the Contract," after which the entire amount of annuity income will be taxable. For a more detailed discussion of the tax treatment of annuity income, see Tax Considerations.

Annuity income will vary in amount according to the investment results of the Investment Option in which your Contract is invested. We do not guarantee the amount of annuity income.

Investment Options

There are nine Investment Options. Three of the Investment Options (the "Freedom Fund Investment Options") each invests in a single Fidelity Variable Insurance Products ("VIP") Freedom Lifetime Income Fund. The Fidelity VIP Freedom Lifetime Income® Funds in which these Investments Options invest are: Fidelity VIP Freedom Lifetime Income® I Portfolio ("Lifetime Income I Fund"); Fidelity VIP Freedom Lifetime Income® II Portfolio ("Lifetime Income II Fund"); and Fidelity VIP Freedom Lifetime Income® III Portfolio ("Lifetime Income III Fund"). Five of the Investment Options (the "FundsManager Investment Options") each invests in a single Fidelity VIP FundsManager® Portfolio. The Fidelity VIP FundsManager® Portfolios in which these Investment Options invest are Fidelity VIP FundsManager® 20% Portfolio ("FundsManager 20% Portfolio"), Fidelity VIP FundsManager® 50% Portfolio ("FundsManager 50% Portfolio"), Fidelity VIP FundsManager® 60% Portfolio ("FundsManager 60% Portfolio"), Fidelity VIP FundsManager® 70% Portfolio ("FundsManager 70% Portfolio"), and Fidelity VIP FundsManager® 85% Portfolio ("FundsManager 85% Portfolio"). The remaining Investment Option invests solely in the Fidelity VIP Government Money Market Portfolio ("Government Money Market Fund").

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Collectively, the Fidelity VIP Freedom Lifetime Income® Funds, Fidelity VIP FundsManager® Portfolios, and the Fidelity VIP Government Money Market Fund are known as "the Funds."

Your Contract will be invested in only one Investment Option at any time. Initially your Contract will be invested in the Government Money Market Investment Option. After a brief period of time (generally 15 days from the time your Contract becomes effective) it will be invested in the Investment Option that is in accordance with your most recent allocation instructions. Thereafter, you may transfer ("Exchange") from one Investment Option to another up to four times each calendar year. See "Free Look Privilege" and "Investment Allocation of Your Purchase Payment".

Each Investment Option is a Subaccount of Fidelity Investments Variable Annuity Account I (the "Variable Account").

The investment adviser for each of the Fidelity VIP Freedom Lifetime Income® Funds and Fidelity VIP FundsManager® Portfolios is FMR Co., Inc., an affiliate of Fidelity Management & Research Company. The investment adviser for the Fidelity VIP Government Money Market Fund is Fidelity Management & Research Company.

Legal Information

This prospectus provides information that you should know before purchasing a Contract. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2018. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling FILI at 1-800-544-2442 or by accessing the SEC Internet website at (http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page 21.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by either the current prospectus for the Government Money Market Investment Option or the current prospectuses for all the Investment Options available in the contract.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Some aspects described in this prospectus may be covered under a pending patent application.

FOR FURTHER INFORMATION CALL FIDELITY INVESTMENTS:

Nationally  1-800-544-2442

Date: April 30, 2018

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Prospectus Contents

Glossary	iv
Summary of the Contract	1
Facts About Fidelity Investments Life, the Variable Account, and the Funds
Fidelity Investments Life	2
The Variable Account	2
Financial Statements	3
The Funds	3
The Investment Advisers	4
Facts About the Contract
Purchase of a Contract	4
Free Look Privilege	5
Investment Allocation of Your Purchase Payment	5
Exchanges	5
Charges	7
Annuity Income Dates	8
Signature Guarantee or Customer Authentication	8
Death Benefit	8
Annuity Income	8
Benchmark Rate of Return	9
Comparing Withdrawal Period to Guarantee Period	10
Frequency of Annuity Income Dates	10
Choosing Your Annuity Income Option	10
Annuity Income Options Without a Withdrawal Period	10
Guarantee Period	11
Annuity Income Options With a Withdrawal Period	11
Withdrawal Provisions	12
Reports	13
More About the Contract
Tax Considerations	14
Other Contract Provisions	17
Selling the Contracts	18
Postponement of Benefits	18
More About the Variable Account and the Funds
Changes in Investment Options	19
Total Return for an Investment Option	19
Voting Rights	19
Litigation	19
Table of Contents of the Statement of Additional Information	21

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Glossary

Annuitant(s) - You are the Annuitant. You may designate a Joint Annuitant on your application. If there is a Joint Annuitant, you and the Joint Annuitant together are the Annuitants. You receive lifetime annuity income. For a Qualified Contract, all annuity income during your lifetime must be received only by you. For a Non-qualified Contract with a Joint Annuitant, we will distribute annuity income to both you and the Joint Annuitant while you both are alive. Either you or the Joint Annuitant generally must be no older than age 85 on the Contract Date. To have a Withdrawal Period, either you or the Joint Annuitant generally must be no more than 72 years old on the Contract Date, and the Contract must be a Qualified Contract. For a Qualified Contract, you must also be the sole Owner.

Annuity Income Dates - The dates on which we determine the amount of annuity income. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open. You choose whether you want Annuity Income Dates to be monthly, quarterly, semiannual, or annual.

Annuity Income Unit - A unit of measure used to calculate the amount of annuity income for an Investment Option.

Benchmark Rate of Return - The 3.5% annualized return that is assumed in the calculation of each amount of annuity income.

Beneficiary(ies) - The person(s) you designate to receive any payments under this Contract only when all Annuitants are no longer living. A Beneficiary who makes a timely election may choose to receive a lump sum instead of any remaining periodic annuity income.

Code - The Internal Revenue Code of 1986, as amended.

Contract - A variable immediate annuity contract designed to provide you and the Joint Annuitant, (if any), with annuity income for your life (or lives) beginning with the first Annuity Income Date.

Contract Date - The date your Contract becomes effective. This will be stated in your Contract.

Exchange - A transfer from one Investment Option to another.

Funds - Lifetime Income I Fund, Lifetime Income II Fund, Lifetime Income III Fund, FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60% Portfolio, FundsManager 70% Portfolio, FundsManager 85% Portfolio, and Government Money Market Fund.

Guarantee Period - A Contract with a Guarantee Period provides annuity income through a specified date even if no Annuitant lives to the end of the Guarantee Period. If no Annuitant lives to the end of the Guarantee Period, each Beneficiary will continue to receive income for the remainder of the Guarantee Period unless he or she chooses a commuted value as a lump sum benefit instead. A Contract with a Guarantee Period will provide lower annuity income on each Annuity Income Date than an otherwise identical Contract without a Guarantee Period.

Investment Options - The Subaccounts, each of which is a division of the Variable Account.

IRA - Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in sections 408(a) and (b), respectively, of the Code. When it is used to refer to a Qualified Contract, it means a Contract that qualifies as an Individual Retirement Annuity as defined in section 408(b) of the Code.

Joint Annuitant - For a Qualified Contract, the Joint Annuitant (if any) (1) receives lifetime annuity income when you are no longer living; and (2) may not be an Owner.

For a Non-qualified Contract, the Joint Annuitant (1) will receive annuity income jointly with you in accordance with the terms of the Contract, and (2) may be an Owner, but does not have to be an Owner.

For both Qualified Contracts and Non-qualified Contracts, either you or the Joint Annuitant generally must be no older than age 85 on the Contract Date.

Net Investment Factor - An index used to measure the investment performance of an Investment Option from one Valuation Period to the next. The Net Investment Factor can be greater or less than one. The Net Investment Factor for each Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where: (a) is the value of the assets at the end of the preceding Valuation Period; (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period; and (c) is the sum of: (1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; PLUS (2) the deduction from the Investment Option during the current Valuation Period representing the daily charge equivalent to an effective annual rate of 0.60%.

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Non-qualified Contract - A Contract other than a Qualified Contract. This type of Contract may be purchased with money from any source, but you should generally not purchase a Non-qualified Contract with money from a qualified plan, IRA, 403(b) plan, or similar arrangement (other than a non-qualified deferred annuity contract).

Owner - You, the Annuitant, are an Owner. For a Qualified Contract, you must be the sole Owner. For a Non-qualified Contract with a Joint Annuitant, the Joint Annuitant may also be an Owner. No other person may be an Owner. Owners have certain rights under the Contract.

Qualified Contract - A Contract that qualifies as an Individual Retirement Annuity under section 408(b) of the Code.

Subaccounts - Divisions of the Variable Account. Each Subaccount invests in the shares of one corresponding Fund.

Total Return - The investment performance of an Investment Option after all expenses.

Valuation Period - The period of time from the time Annuity Income Unit values are calculated to the next time such values are calculated. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

Variable Account - Fidelity Investments Variable Annuity Account I.

Withdrawal Period - You may choose on your application to have a Withdrawal Period if your Contract is a Qualified Contract. A Withdrawal Period is a period of time you can take money out of your Contract. The initial Withdrawal Period will be equal to the life expectancy of the Annuitant(s) expressed in whole numbers. The maximum length of your Contract's Withdrawal Period is limited by the Code. If no withdrawals are made from your Contract, the Withdrawal Period will operate as a Guarantee Period. A withdrawal made after the fifth anniversary of the first Annuity Income Date may shorten the Withdrawal Period. A Contract with a Withdrawal Period will provide lower annuity income on each Annuity Income Date than an otherwise identical Contract without a Withdrawal Period.

Withdrawal Value - The total amount available for you to take out of your Contract.

You - You are the Annuitant and an Owner.

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Summary of the Contract

Purpose

This variable annuity contract is designed to provide periodic annuity income for your life, or for your life and the life of a Joint Annuitant you name on the application. If you choose to have a Withdrawal Period (which is available only for Qualified Contracts) and withdrawals are made from your Contract, annuity income may not last as long as it would have otherwise. If you do not choose to have a Withdrawal Period, you may choose to have a guaranteed minimum number of years of annuity income. You may select from a number of annuity income options. See Annuity Income Options. Annuity income varies from one Annuity Income Date to the next. See Annuity Income.

Annuity Income

We guarantee to provide annuity income for each Annuity Income Date for your lifetime and for the lifetime of the Joint Annuitant, if any, unless you choose to have a Withdrawal Period and withdrawals are made from your Contract. (Note that withdrawals made before age 59 1/2 may result in a federal penalty tax. See Penalty Tax on Premature Distributions.) We do not guarantee the amount of annuity income. Neither do we guarantee any minimum number of Annuity Income Dates, unless you choose an option that provides for such a guarantee.

For a Qualified Contract, we will distribute all annuity income during your lifetime to you. For a Non-qualified Contract with a Joint Annuitant, we will distribute annuity income to both you and the Joint Annuitant while you both are alive. If there is a Joint Annuitant and he or she survives you, he or she will receive income for the remainder of his or her life. Your Beneficiary or Beneficiaries will receive the remaining annuity income, if any, only when all Annuitants are no longer living.

Purchase of Contract

A Qualified Contract is an Individual Retirement Annuity that you purchase with a contribution transferred from an IRA or rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. A Non-qualified Contract may be purchased with money from any source, but you should generally not purchase a Non-qualified Contract with money from a qualified plan, IRA, 403(b) plan, or similar arrangement (other than a non-qualified deferred annuity contract). You purchase the Contract with a single Purchase Payment. The minimum Purchase Payment is generally $25,000. FILI reserves the right to reject Purchase Payments in excess of limits it establishes from time to time.

Investment Options

Initially your Contract will be invested in the Government Money Market Investment Option. After a brief period of time (generally 15 days from the time your Contract becomes effective) it will be invested in the Investment Option that is in accordance with your most recent allocation instructions. Thereafter, you may transfer ("Exchange") from one Investment Option to another up to four times each calendar year. See "Free Look Privilege" and "Investment Allocation of Your Purchase Payment". You may only invest in one Investment Option at any time.

There are nine Investment Options: Lifetime Income I Fund; Lifetime Income II Fund; Lifetime Income III Fund; FundsManager 20% Portfolio; FundsManager 50% Portfolio; FundsManager 60% Portfolio; FundsManager 70% Portfolio; FundsManager 85% Portfolio; and Government Money Market Fund. Each invests in the Fund with the corresponding name.

The amount of annuity income will fluctuate from one Annuity Income Date to the next according to the investment results of the Investment Option in which you invest.

Free Look Privilege

You may return the Contract for a refund during the free look period. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND. Together with your Contract, we will send you a letter containing the date on which your free look period ends.

Important

We intend this summary to provide only an overview of the more significant aspects of the Contract. You will find more detailed information in the rest of this prospectus and in your Contract. Your Contract constitutes the entire agreement between you and FILI and should be retained.

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Fee Table

The following tables describe the fees and expenses that you will pay while owning the Contract. The first table describes the fees and expenses you will pay at the time you buy the Contract or make Exchanges between Investment Options. Note that we may deduct premium taxes from your Purchase Payment before issuing your Contract.

Contract Owner Transaction Expenses	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund Fees and Expenses

Annual Contract Fee	None
Separate Account Annual Expenses (as a percentage of Fund average net assets)
Mortality and Expense Risk Charge	0.50%
Administrative Charges	0.10%
Total Separate Account Annual Fees	0.60%

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund's assets, including management fees and other expenses)	0.28%	0.99%

Facts About Fidelity Investments Life, the Variable Account, and the Funds

FIDELITY INVESTMENTS LIFE

Fidelity Investments Life is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity companies. Abigail P. Johnson, the Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC. Our principal executive offices are located at 100 Salem Street, Smithfield, Rhode Island 02917. The address for our Annuity Service Center is P.O. Box 770001, Cincinnati, Ohio 45277-0050.

THE VARIABLE ACCOUNT

Fidelity Investments Variable Annuity Account I was established as a separate investment account on July 22, 1987. It supports the Contracts and other forms of variable annuity contracts, and may be used for other purposes permitted by law.

The Variable Account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Financial statements for the Variable Account are in the Statement of Additional Information.

We own the assets in the Variable Account. The assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, as required by law. The assets of the Variable Account may not be charged with liabilities from any other business we conduct. All income, gains and losses concerning assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of FILI. Assets are maintained in the Variable Account at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. FILI is obligated to provide all benefits under the Contracts.

There are nine Subaccounts (also called Investment Options) available for long term investment. Each Subaccount invests in Investor Class shares of a single Fund. The Funds in which the Subaccounts invest are Lifetime Income® I Fund, Lifetime Income® II Fund, Lifetime Income® III Fund, FundsManager® 20% Portfolio, FundsManager® 50% Portfolio, FundsManager® 60% Portfolio, FundsManager® 70% Portfolio, FundsManager® 85% Portfolio, and Government Money Market Fund.

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FINANCIAL STATEMENTS

Financial statements for FILI and the Variable Account appear in the Statement of Additional Information ("SAI").

THE FUNDS

The names and investment objectives of the below Funds may be similar to those of other funds available through the same Investment Advisor; however, the performance of such funds may differ significantly.

Principal Investment Strategies

Lifetime Income I Fund, Lifetime Income II Fund and Lifetime Income III Fund each seeks high total return with a secondary objective of principal preservation as the fund approaches its ultimate target asset allocation and beyond.

FMR Co., Inc., invests each Fidelity VIP Freedom Lifetime Income Fund's assets in a combination of Fidelity VIP Funds: domestic equity funds, international equity funds, bond funds, and short-term funds. The Fidelity VIP Freedom Lifetime Income Funds differ primarily due to their asset allocations among these fund types. The target asset allocation strategy for each Fidelity VIP Freedom Lifetime Income Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative.

FMR Co., Inc., allocates the assets of Lifetime Income I Fund, Lifetime Income II Fund and Lifetime Income III Fund among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time. Lifetime Income III Fund currently has a greater percentage of its assets allocated to equity mutual funds than Lifetime Income II Fund, and Lifetime Income II Fund currently has a greater percentage of its assets allocated to equity mutual funds than Lifetime Income I Fund.

Lifetime Income I Fund uses a moderate asset allocation strategy designed generally for investors in retirement who were born before 1939. The target asset allocation of Lifetime Income I Fund will become increasingly conservative until it reaches an ultimate target allocation of approximately 15% in domestic equity funds, 5% in international equity funds, 65% in bond funds, and 15% in short-term funds (approximately between 2015 and 2020).

Lifetime Income II Fund uses a moderate asset allocation strategy designed generally for investors in retirement who were born between 1940 and 1949. The target asset allocation of Lifetime Income II Fund will become increasingly conservative until it reaches an ultimate target allocation of approximately 15% in domestic equity funds, 5% in international equity funds, 65% in bond funds, and 15% in short-term funds (approximately between 2025 and 2030).

Lifetime Income III Fund uses a moderate asset allocation strategy designed generally for investors in retirement who were born between 1950 and 1959. The target asset allocation of Lifetime Income III Fund will become increasingly conservative until it reaches an ultimate target allocation of approximately 15% in domestic equity funds, 5% in international equity funds, 65% in bonds funds, and 15% in short-term funds (approximately between 2035 and 2040).

Approximately one to three years after the ultimate target asset allocation of Lifetime Income II Fund matches the ultimate target asset allocation of Lifetime Income I Fund, we expect that Lifetime Income II Fund will be combined with Lifetime Income I Fund. Those invested in Lifetime Income II Fund will be automatically invested in Lifetime Income Fund I. Lifetime Income II Fund would then cease to exist and any annuity income payments previously based on the investment performance of Lifetime Income II Fund would thereafter be based on the investment performance of Lifetime Income I Fund.

Similarly, approximately one to three years after the ultimate target asset allocation of Lifetime Income III Fund matches the ultimate target asset allocation of Lifetime Income I Fund, we expect that it will be combined with Lifetime Income I Fund. Those invested in Lifetime Income Fund III will be automatically invested in Lifetime Income Fund I. Lifetime Income Fund III would then cease to exist and any annuity income payments previously based on the investment performance of Lifetime Income III Fund would be based on the investment performance of Lifetime Income I Fund.

The FundsManager Investment Options normally invest in a combination of underlying Fidelity retail and VIP funds. FMR Co., Inc., invests each Fidelity VIP FundsManager Portfolio in a combination of funds which include domestic equity funds, international equity funds, fixed-income funds, and money market funds. Each fund's assets are invested according to the fund's approximate target asset allocation to equity funds reflected in its name.

FundsManager® 20% Portfolio seeks high current income and, as a secondary objective, capital appreciation. The target asset allocation of FundsManager® 20% Portfolio is approximately 14% domestic equity funds, 6% international equity funds, 50% fixed-income funds and 30% money market funds.

FundsManager® 50% Portfolio seeks high total return. The target asset allocation of FundsManager® 50% Portfolio is approximately 35% domestic equity funds, 15% international equity funds, 40% fixed-income funds, and 10% money market funds.

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FundsManager® 60% Portfolio seeks high total return. The target asset allocation of FundsManager® 60% Portfolio is approximately 42% domestic equity funds, 18% international equity funds, 35% fixed-income funds, and 5% money market funds.

FundsManager® 70% Portfolio seeks high total return. The target asset allocation of FundsManager® 70% Portfolio is approximately 49% domestic equity funds, 21% international equity funds, 25% fixed-income funds, and 5% money market funds.

FundsManager® 85% Portfolio seeks high total return. The target asset allocation of FundsManager® 85% Portfolio is approximately 60% domestic equity funds, 25% international equity funds, and 15% fixed-income funds.

The Government Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses, and if available, summary prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442 or visiting Fidelity.com.

THE INVESTMENT ADVISERS

FMR Co., Inc.

FMR Co., Inc., is each Fidelity VIP Freedom Lifetime Income Fund's and each Fidelity VIP FundsManager Portfolio's investment manager. As the manager, FMR Co., Inc., administers the asset allocation program for each Fidelity VIP Freedom Lifetime Income Fund and each Fidelity VIP FundsManager Portfolio.

Fidelity Management & Research Company

Fidelity Management & Research Company, or another affiliate of FMR Co., Inc., is the manager of each mutual fund in which the Fidelity VIP Freedom Lifetime Income Funds and Fidelity VIP FundsManager Portfolios invest, and is responsible for choosing each of those funds' investments and handling its business affairs. Fidelity Management & Research Company is also the investment adviser for the Fidelity VIP Government Money Market Fund.

The address of FMR Co., Inc., and Fidelity Management & Research Company is 245 Summer Street, Boston, Massachusetts 02210.

Facts About the Contract

PURCHASE OF A CONTRACT

We offer Contracts only in states in which we have obtained approval. You may purchase a Qualified Contract only with money transferred from an IRA or rolled over from a qualified retirement plan such as a 401(a) or 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. You may purchase a Non-qualified Contract with money from any source, but you should generally not purchase a Non-qualified Contract with money from a qualified plan, IRA, 403(b) plan, or similar arrangement (other than a non-qualified deferred annuity contract).

•  The minimum Purchase Payment for a Contract is generally $25,000.

•  You are the Annuitant. For a Qualified Contract, you must be the sole Owner of the Contract. For a Non-qualified Contract with a Joint Annuitant, the Joint Annuitant may also be an Owner. No other person may be an Owner. Owners have certain rights under the Contract.

•  You or the Joint Annuitant generally must be no more than 85 years old on the Contract Date. To have a Withdrawal Period, you or the Joint Annuitant generally must be no more than 72 years old on the Contract Date, and your Contract must be a Qualified Contract.

To help the government fight the funding of terrorism and money-laundering activities, federal law requires Fidelity to verify your identity by obtaining your name, date of birth, legal address, and government-issued identification number before opening your contract. In certain circumstances, Fidelity may obtain and verify this information with respect to any person(s) authorized to effect transactions in a contract. For certain entities, such as trusts, estates, corporations, partnerships, or other organizations, identifying documentation is also required. Your contract may not be issued if Fidelity cannot verify this information. Fidelity will not be responsible for any losses or damages (including but not limited to lost opportunities) resulting from any failure to provide this information.

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•  Application and Purchase Payment

When we receive your properly completed application, we will apply your payment to the purchase of a Contract within two Valuation Periods after receipt at the Annuity Service Center. We will consider your application properly completed as soon as:

(1)  you have provided all the information requested on the application form, including your choice of annuity income option;

(2)  we have received adequate proof of your date of birth (and the date of birth of the Joint Annuitant, if any); and

(3)  we receive the entire amount of your Purchase Payment.

The date your Contract becomes effective is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information within five business days of the time we receive your application, we will return your payment unless we obtain your specific permission to keep it until you complete the application.

FILI reserves the right to reject certain deposits made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, postal money orders and Traveler's Express international money orders.

FREE LOOK PRIVILEGE

To cancel the purchase of your Contract, return the Contract to our Annuity Service Center before the end of the free look period, together with a written cancellation request. You may not do this by telephone, fax or through the internet. In accordance with applicable federal and state laws, we will promptly refund either (1) your Purchase Payment (without interest), or (2) the amount of your Purchase Payment plus or minus the investment performance of your Contract. We will also make an adjustment for the amount of any annuity income we paid before we received the Contract. This provision may vary by state where required by applicable state insurance law. ONCE THE FREE LOOK PERIOD EXPIRES, YOU CANNOT RETURN THE CONTRACT FOR A REFUND.

For most Contracts (other than replacements), we estimate the free look right to be in existence for 15 calendar days after the Contract is mailed to you. If your free look period ends on a non-business day, the next business day will be used. Together with your contract, we will send you a letter containing the date on which your free look period ends.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENT

During part or all of your free look period, your entire Purchase Payment (less any deduction for taxes) will be allocated to the Government Money Market Investment Option. If the free look period for your Contract is 15 days or less, you will be entirely invested in the Government Money Market Investment Option for the entire free look period. If the free look period for your Contract is longer than 15 days, you will be entirely invested in the Government Money Market Investment Option for either 15 days or the length of time that applicable law requires that we return at least the amount of your Purchase Payment, whichever is longer. On the first business day after the end of the applicable period your Contract will be entirely invested in the Investment Option that is in accordance with your most recent allocation instructions. Thereafter, you may Exchange from one Investment Option to another up to four times each calendar year.

EXCHANGES

You may Exchange from one Investment Option to another up to four times each calendar year. Each Exchange must be with respect to all your annuity income. There are no partial Exchanges. All Exchanges will be effected based on the Annuity Income Unit values of the Investment Options at the time of the Exchange, and the total dollar value of your units will be the same immediately before and immediately after the Exchange.

•  Making Exchanges by Telephone or Internet

Currently you may make Exchanges by telephone and/or Internet. We reserve the right to revise or terminate your ability to make Exchanges by telephone or through the Internet. We also reserve the right to limit the amount of any telephone or Internet Exchange or to reject any telephone or Internet Exchange.

We will not be responsible for any losses resulting from unauthorized telephone or Internet Exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Annuity Service Center immediately if you find any discrepancies. We will not be responsible for losses unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

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•  Market Timing

Some Owners use firms or individuals who engage in market timing. Such firms or individuals usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other Owners.

To protect Owners not engaging in market timing, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one Owner. We also reserve the right to reject Exchange instructions we receive from anyone that any Owner has authorized to make multiple Exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other Owners.

Short-Term Trading Risk

Frequent Exchanges among Investment Options by Contract Owners can reduce the long-term returns of the Funds. The reduced returns could adversely affect the owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the Fund. Frequent Exchanges may reduce a Fund's performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's net asset value.

The Government Money Market Fund and FundsManager Portfolios are also available for use in products issued by other insurance companies. There is a significant risk that that short-term trading in the Funds may go undetected. The Funds themselves generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by contract owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with FILI that will require FILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

As outlined below, FILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the Funds' prospectuses for specific information about the Funds' short-term trading policies and risks.

FILI Policies Regarding Frequent Trading

FILI does not authorize market timing. FILI has adopted policies and procedures designed to discourage frequent Exchanges as described below. If requested by a Fund, FILI will consider additional steps to discourage frequent Exchanges in that Fund, not inconsistent with the policies and procedures described below.

Contract Owners who engage in frequent Exchanges may be subjected to temporary or permanent restrictions on future purchases or Exchanges in a Fund. Further, Contract Owners who have engaged in frequent trading in the Funds, or in other mutual funds managed by FMR or one of its affiliates, may be subjected to temporary or permanent restrictions on purchases or exchanges in those funds. FILI may alter its policies, in any manner not inconsistent with the terms of the Contract, at any time without notice to Owners.

Although there is no minimum holding period and Contract Owners can make withdrawals or Exchanges out of any Investment Option at any time, Contract Owners may ordinarily comply with FILI's policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or Exchange out of that Investment Option.

In addition, each Fund reserves the right to reject the Variable Account's entire purchase or exchange transaction at any time, which would make FILI unable to execute Contract Owner purchase, withdrawal or exchange transactions involving that Fund on that trading day. FILI's policies and procedures are separate and independent from any policies and procedures of the Funds, and do not guarantee that the Funds will not reject orders placed by the Variable Account.

Frequent Trading Monitoring and Restriction Procedures

FILI has adopted policies and procedures related to Exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or Exchange into an Investment Option followed by a withdrawal or Exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90 day period, subject to an overall limit of four roundtrip transactions in the Contract over a rolling 12 month period.

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Owners with two or more roundtrip transactions in one Investment Option within a rolling 90 day period will be blocked from making additional allocations or exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction within any rolling 12 month period, at least two of which are completed on different business days, will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies they own that are issued by FILI or its affiliates. This rule will apply even if the four or more round trips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the Owner makes another round trip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is restarted and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. "U.S. Mail-Only" for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

FILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Contract owned or controlled commonly with a Contract subject to the above restrictions, or in respect of any Contract owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions

FILI has approved the following exceptions to the frequent trading policy:

(1)  Transactions in the Government Money Market Investment Option;

(2)  Annuity payments will not count toward an Investment Option's roundtrip limits;

(3)  FILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that FILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

No other exceptions will be allowed. The frequent trading procedures will be applied consistently to all Owners.

•  Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Period in which we receive the request at our Annuity Service Center. Generally the purchase of Annuity Income Units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your Exchange involves (1) moving from an Investment Option that invests in an equity Fund that is in an illiquid position due to substantial redemptions or exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option that invests in a Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Investment Option from which the Exchange is being made obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the illiquid Investment Option will be uninvested.

CHARGES

The following are all the charges we make under the Contract.

1.  Premium Taxes. Some states charge a "premium tax" based on the amount of your Purchase Payment. State premium taxes range from 0% to 3.5%. In addition, some counties, cities or towns may charge additional premium taxes. If you reside in a place where premium taxes apply, we will deduct any amount needed to provide for the applicable premium taxes from your Purchase Payment. We will allocate the remainder of your Purchase Payment to the Government Money Market Investment Option.

2.  Administrative Charges. Administrative charges compensate us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, making electronic funds transfers to your bank account or issuing checks, maintaining necessary systems and records, and providing reports. These expenses are covered by a daily administrative charge.

Each day, a deduction is made from the assets of each Investment Option at an effective annual rate of 0.10%. We guarantee this charge will never increase.

3.  Mortality and Expense Risk Charge. We deduct a daily asset charge for our assumption of mortality and expense risks. Each day we deduct an amount from the assets of each Investment Option at an effective annual rate of 0.50%.

The mortality risk is our obligation to provide annuity income for your life (and the life of the Joint Annuitant, if any) no matter how long that might be. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how

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large that cost may be. FILI will realize a gain from the charge for these risks to the extent that it is not needed to provide for benefits and expenses under the Contracts.

4.  Expenses of the Funds. The Funds are charged management fees and incur operating expenses. The effect of these fees and expenses is reflected in the performance of the Investment Options. See the prospectuses for the Funds for a description of the Funds' fees and expenses.

5.  Other Taxes. FILI reserves the right to charge for certain taxes (other than premium taxes) that it may have to fund. Currently, no such charges are being made. See FILI's Tax Status.

FILI or its insurance agency affiliate receives annual compensation of up to 0.40% of assets allocated to the underlying mutual funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the funds' advisers or their affiliates. These payments are not contract charges, and do not increase the fund or contract charges described in this section or in the fee table.

ANNUITY INCOME DATES

We calculate the amount of your annuity income on each Annuity Income Date. If the New York Stock Exchange is closed on an Annuity Income Date, we will calculate the amount of annuity income on the next day it is open. You select the first Annuity Income Date when you purchase the Contract. The first Annuity Income Date may be either the first or the fifteenth day of a month. All subsequent Annuity Income Dates will be on the same day of the month as the first Annuity Income Date. The first Annuity Income Date may be up to one year after the Contract Date. The first Annuity Income Date may not be earlier than 30 days after the Contract Date.

On the application, you choose the frequency of annuity income. You can choose monthly, quarterly, semiannual, or annual annuity income.

Annuity income will generally be sent at the end of the Valuation Period immediately following the day on which the amount is determined.

SIGNATURE GUARANTEE OR CUSTOMER AUTHENTICATION

Certain requests may require a signature guarantee or a customer authentication. A signature guarantee or a customer authentication is designed to protect you and Fidelity Investments Life from fraud. Your request must be in writing and may require a signature guarantee if any of the following situations apply:

1.  Loss of Contract Ownership.

2.  In any circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

A customer authentication can be obtained only at a Fidelity Investments Investor Center.

DEATH BENEFIT

If no Annuitant lives to the first Annuity Income Date, the Contract will terminate and we will make a payment equal to your Purchase Payment to your Beneficiary or Beneficiaries.

If your Contract is a joint and survivor annuity and either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. We will also adjust any Guarantee Period or Withdrawal Period, as required by law, so that it is not longer than the life expectancy of the survivor. This will usually result in greater annuity income.

ANNUITY INCOME

All income under the Contract will vary from one Annuity Income Date to the next according to the investment experience of the Investment Option in which you are invested.

All references to annuity income and the guaranteed duration of annuity income are subject to the limitation stated on page 1 of the prospectus: "We do not guarantee the amount of annuity income." Annuity income may increase or decrease. Annuity income will end in the unlikely event that the value of every security held in the Investment Option in which you are invested is reduced to zero.

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Variable annuity income may decrease upon the death of the Annuitant or Joint Annuitant, as described for Options 3 and 4 under Annuity Income Options.

Your Purchase Payment (less any deduction for taxes) will initially purchase units of the Government Money Market Investment Option. The number of units will depend on (a) your age and, unless prohibited by applicable state law, sex (and the age and sex of the Joint Annuitant, if any); (b) the annuity income option; (c) the frequency of Annuity Income Dates; (d) the first Annuity Income Date; (e) the value of the units on the date your Contract becomes effective. The value of the units reflects the investment performance of the Government Money Market Investment Option.

Your units of the Government Money Market Investment Option will be exchanged automatically for Annuity Income Units in the Investment Option you choose on your application. The total dollar value of your units will be the same immediately before and immediately after the exchange. The date on which this will occur will depend on the free look provision of your Contract, which varies by state.

During part or all of your free look period, your entire Purchase Payment (less any deduction for taxes) will be allocated to the Government Money Market Investment Option. If the free look period for your Contract is 15 days or less, you will be entirely invested in the Government Money Market Investment Option for the entire free look period. If the free look period for your Contract is longer than 15 days, you will be entirely invested in the Government Money Market Investment Option for either 15 days or the length of time that applicable law requires that we return at least the amount of your Purchase Payment, whichever is longer. On the first business day after the end of the applicable period your Contract will be entirely invested in the Investment Option that is in accordance with your most recent allocation instructions.

FILI calculates the amount of your annuity income based on the number of Annuity Income Units you have. At the close of business on each Annuity Income Date the number of Annuity Income Units is multiplied by the value of an Annuity Income Unit for that Investment Option. The result is the amount of annuity income for that Annuity Income Date. If the New York Stock Exchange is closed on an Annuity Income Date, we will determine the amount of annuity income on the next day it is open.

We will generally transmit each annuity income payment on the first business day after the Annuity Income Date. If you elect to receive your annuity income payment by direct deposit, you will usually receive your income sooner than if we send it to you through the mail.

Annuity income decreases upon the death of the Annuitant or Joint Annuitant as described for Options 3 and 4 under Annuity Income Options.

The value of an Annuity Income Unit is affected by the expenses of the Funds, the mortality and expense risk charge, and the administrative charge. See Charges. We calculate Annuity Income Unit values for each Investment Option at the close of each Valuation Period. These calculations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

The Annuity Income Unit value for an Investment Option for any Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a) is the Net Investment Factor for the Valuation Period for which the Annuity Income Unit Value is being calculated;

(b) is the Annuity Income Unit Value for the preceding Valuation Period; and

(c) is the daily Benchmark Rate of Return factor of 0.99990575, adjusted for the number of days in the Valuation Period.

The Net Investment Factor can be greater or less than one. The Net Investment Factor for each Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where: (a) is the value of the assets at the end of the preceding Valuation Period; (b) is the investment income and capital gains, realized or unrealized, credited during the current Valuation Period; and (c) is the sum of: (1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period; PLUS (2) the deduction from the Investment Option during the current Valuation Period representing the daily charge equivalent to an effective annual rate of 0.60%.

BENCHMARK RATE OF RETURN

When you purchase a Contract, we calculate an estimated first annuity income amount, assuming that your Contract will earn the Benchmark Rate of Return, which is 3.5% per year. Assuming that you do not make any withdrawals, if the annualized investment return of your Contract is greater than the benchmark between the Contract Date and the first Annuity Income Date, the first annuity income amount will be higher than the estimate. If it is less, the first annuity income amount will be lower than the estimate.

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Annuity income will vary from one Annuity Income Date to the next. If you do not make any withdrawals from one Annuity Income Date to the next, then annuity income will (a) increase if the annualized investment return for your Contract is greater than the Benchmark Rate of Return, and (b) decrease if the annualized investment return for your Contract is less than the Benchmark Rate of Return.

COMPARING WITHDRAWAL PERIOD TO GUARANTEE PERIOD

On your application you have a choice among a number of annuity income options. See Annuity Income Options. You may also choose to have either a Withdrawal Period or a Guarantee Period, but not both. Your Contract may have a Withdrawal Period only if it is a Qualified Contract.

You may compare a Contract with a Withdrawal Period to one that provides a Guarantee Period.

With a Withdrawal Period, annuity income is guaranteed to last for the longer of (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period. A withdrawal may cause the Withdrawal Period to shorten or end.

With a Guarantee Period, annuity income is guaranteed to last for the longer of (1) the life or lives of the Annuitant(s) or (2) the Guarantee Period. With a Guarantee Period, withdrawals are not possible, and the date on which the Guarantee Period will end will not change.

FREQUENCY OF ANNUITY INCOME DATES

For any annuity income option, you choose on your application whether to receive annuity income monthly, quarterly, semiannually, or annually. The more frequent the Annuity Income Dates, the lower the annuity income on each Annuity Income Date. You cannot change the frequency of annuity income later. The options FILI currently offers are described below.

CHOOSING YOUR ANNUITY INCOME OPTION

You choose your annuity income option on your application. You cannot change it later. You may choose an annuity income option only if it has been approved for sale by the insurance department in your state.

If you purchase a Qualified Contract and choose to have a Guarantee Period or a Withdrawal Period, the number of years may have to be limited in order to satisfy certain minimum distribution requirements of the Code. If you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select under a Qualified Contract may be limited, depending on the difference in ages between you and the Joint Annuitant.

ANNUITY INCOME OPTIONS WITHOUT A WITHDRAWAL PERIOD

Option 1. Single Life Annuity. We will provide annuity income for your entire life, no matter how long that may be. Annuity income stops when you are no longer living, unless your Contract contains a Guarantee Period and the Guarantee Period has not ended. It is possible that your total annuity income under this option will be less than your Purchase Payment. It is even possible that you might receive annuity income only once under this option. This would happen if you were to die before the second Annuity Income Date. Because of this risk, this option offers you the highest level of annuity income.

Option 2. Joint and Survivor Annuity With Full Annuity Income to the Survivor. Under this option, we will provide annuity income jointly to you and the Joint Annuitant while you are both living, except that for a Qualified Contract during your lifetime we provide the income only to you. After the death of either of you, we will continue to provide the full amount of annuity income to the survivor. Annuity income stops when both you and the Joint Annuitant are no longer living, unless your Contract contains a Guarantee Period and the Guarantee Period has not ended. As in the case of the single life annuity described above, there is the risk that you may receive annuity income only once.

Options 3. Joint and Survivor Annuity With Reduced Annuity Income to the Survivor. This option is like Option 2 above, except that annuity income is higher while both you and the Joint Annuitant are living, and lower when only one of you is still living. You indicate on your application whether annuity income to the survivor is reduced to two-thirds or one-half of the amount that it would have been were you both still alive.

Option 4. Joint and Survivor Annuity With Full Annuity Income to the Annuitant if the Joint Annuitant Dies, but Reduced Annuity Income to the Joint Annuitant if the Annuitant Dies. This option is like Option 3 above, but annuity income is not reduced upon the death of the Joint Annuitant if the Joint Annuitant is the first to die. In case you are the first to die, you indicate on your application whether annuity income to the Joint Annuitant is reduced to two-thirds or one-half of the amount that it would have been were you

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both still alive. While you and the Joint Annuitant are both still alive, this option provides greater annuity income than Option 2 but not as much annuity income as Option 3.

For Options 2, 3 and 4, if either Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will generally result in greater annuity income.

GUARANTEE PERIOD

If you select annuity income option 1, 2, 3 or 4 on your application, you may also choose to have a Guarantee Period. A Guarantee Period may not be less than five years, or more than forty-five years, and the maximum Guarantee Period you can choose is subject to limits contained in the Code. Upon request we will inform you of the maximum length your Guarantee Period can be. A Contract with a Guarantee Period provides annuity income through a specified date even if no Annuitant lives to the end of the Guarantee Period. If neither you nor the Joint Annuitant lives to the end of the Guarantee Period, any remaining annuity income will go to your Beneficiary or Beneficiaries. A Beneficiary who becomes entitled to annuity income may choose instead to receive a lump sum, but only if he or she notifies us within 60 days of the date we receive notice of the death of the last surviving Annuitant. Otherwise the Beneficiary will receive annuity income for the remainder of the Guarantee Period.

The Code limits the maximum length of any Guarantee Period for a Qualified Contract. If you purchase a Qualified Contract and choose to have a Guarantee Period, you cannot also have a Withdrawal Period. For Options 3 and 4 above, if you and the Joint Annuitant die at the same time, the annuity income due to any Beneficiary will be the same as if you died before the Joint Annuitant. If you choose to have a Guarantee Period, the amount of annuity income on each Annuity Income Date will be lower than if you purchased an otherwise identical Contract without the Guarantee Period.

If you choose Option 2, 3 or 4 with a Guarantee Period and either you or the Joint Annuitant dies before the first Annuity Income Date we will shorten the Guarantee Period, if necessary to comply with the Code, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Guarantee Period and a generally higher amount of annuity income.

Lump Sum Payments. We will pay a lump sum if the Guarantee Period has not ended and one of the following conditions exists: (a) a Beneficiary elects a lump sum on the death of the last surviving Annuitant; (b) a Beneficiary receiving annuity income dies; or (c) the last surviving Annuitant dies and there is no surviving Beneficiary. For (b), we will pay the Beneficiary's estate. For (c), we will pay the estate of the Annuitant who died last.

A lump sum will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return.

If we believe that the first annuity income amount due to any Beneficiary will be less than $50, we may instead provide a lump sum for the value of all remaining annuity income. The amount of the lump sum will be determined on the same basis as described above for other lump sums.

ANNUITY INCOME OPTIONS WITH A WITHDRAWAL PERIOD

Your Contract may have a Withdrawal Period only if it is a Qualified Contract.

Option 5. Single Life Annuity with Withdrawal Period. We will provide annuity income, beginning with the first Annuity Income Date, for as long as you live unless you surrender your Contract. If you die on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income or Withdrawal Value to the Beneficiary(ies) according to the terms of the Contract. A Beneficiary who notifies us within 60 days of the date we receive notice of the death of the last surviving Annuitant may choose instead to receive his or her share of the Withdrawal Value. Otherwise, the Beneficiary will receive annuity income for the remainder of the Withdrawal Period.

Option 6. Joint and Survivor with Full Annuity Income to the Survivor with Withdrawal Period. If you do not surrender your Contract or make withdrawals, we will provide full annuity income, beginning with the first Annuity Income Date, while either you or the Joint Annuitant is still living.

If either you or the Joint Annuitant dies before the first Annuity Income Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity with a Withdrawal Period. We will also adjust the Withdrawal Period, as required by law, so that it is not longer than the life expectancy of the survivor. This may result in a shorter Withdrawal Period and a higher amount of annuity income.

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If the last surviving Annuitant dies on or after the first Annuity Income Date and before the end of the Withdrawal Period, we will provide any remaining annuity income or Withdrawal Value to the Beneficiary(ies) according to the terms of the Contract. A Beneficiary who notifies us within 60 days of the date we receive notice of the death of the last surviving Annuitant may choose instead to receive his or her share of the Withdrawal Value. Otherwise, the Beneficiary will receive annuity income for the remainder of the Withdrawal Period.

WITHDRAWAL PROVISIONS

If you have purchased a Contract with a Withdrawal Period, you can make withdrawals from your Contract by writing to our Annuity Service Center. See How to Make Withdrawals.

The amount you can withdraw will depend on when you make the withdrawal and the investment experience of your Contract. See Withdrawal Value.

The length of time you can make withdrawals is called the Withdrawal Period. See Withdrawal Period.

Certain withdrawals will have the effect of ending your Contract, i.e. there will be no more annuity income. Other withdrawals may shorten the Withdrawal Period. All withdrawals will reduce the amount of annuity income. See Effect of Withdrawals.

How to Make Withdrawals

All withdrawal instructions must be in writing and be received at our Annuity Service Center. You may make a partial or full withdrawal of the Withdrawal Value. You may not make more than two partial withdrawals each calendar year. Any partial withdrawal must be for at least $500. You may not make any partial withdrawal on or before the fifth anniversary of your Contract's first Annuity Income Date that would reduce your annuity income below $1,200 per year at the time of the withdrawal.

FILI reserves the right to restrict your Contract from withdrawals and/or exchanges if there is reasonable suspicion of fraud, diminished capacity, or inappropriate activity. FILI also reserves the right to restrict your Contract from withdrawals and/or exchanges if FILI is put on reasonable notice that the ownership of the Contract is in dispute.

Withdrawal Value

The Withdrawal Value changes each Valuation Period. What follows is an overview of how we determine the Withdrawal Value for each Valuation Period. For a complete description of how the Withdrawal Value is calculated, see Withdrawal Value in the Statement of Additional Information.

The Withdrawal Value for a Valuation Period is the sum of two amounts, which we call Part A and Part B. On the day we issue your Contract, the total of Part A and Part B equals your Purchase Payment less any federal, state or local taxes we deducted from your Purchase Payment. The amount you can withdraw from your Contract decreases over time, eventually becoming zero.

Part A is based on the portion of your Purchase Payment that provides annuity income during the Withdrawal Period. Part B is based on the portion of your Purchase Payment that provides annuity income after the Withdrawal Period.

Part A changes (up or down) each Valuation Period based on the investment experience of your Contract. Also, each withdrawal and each annuity income payment reduces the value of Part A. Part A becomes zero at the end of the Withdrawal Period and remains zero thereafter.

Part B also changes (up or down) each Valuation Period based on the investment experience of your Contract. Withdrawals (but not annuity income payments) also reduce the value of Part B. Beginning one year after your first Annuity Income Date, Part B reflects a percentage which declines each day. The percentage declines at a rate of 25% per year, so five years after your first Annuity Income Date Part B becomes zero and remains zero thereafter.

The reductions in the values of Part A and Part B resulting from a withdrawal are in proportion to their values just before the withdrawal.

Withdrawal Period

The Internal Revenue Service ("IRS") has issued regulations under section 401(a)(9) of the Internal Revenue Code that apply to Qualified Contracts. If you take a withdrawal from a Qualified Contract with a Withdrawal Period, it is unclear whether any portion of the money you receive from the Contract during the year can be rolled over tax-free to another IRA or eligible retirement plan. See Tax Considerations.

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When you purchase your Contract we set the Withdrawal Period to be equal to the life expectancy of the Annuitant or Annuitants, expressed in whole numbers. The maximum length of any Withdrawal Period is limited by the Code and the regulations under section 401(a)(9) of the Code. A Contract with a Withdrawal Period will provide slightly less annuity income on each Annuity Income Date than an otherwise identical Contract without a Withdrawal Period. The shorter your Withdrawal Period, the greater the difference in income.

If no withdrawals are made from your Contract, then your Contract will provide annuity income for the entire Withdrawal Period. In this respect, the Withdrawal Period works like a Guarantee Period, i.e. annuity income would be guaranteed to last for the longer of (1) the life or lives of the Annuitant(s) or (2) the Withdrawal Period. However, if you make withdrawals, the Withdrawal Period may shorten or end, as described in Effect of Withdrawals below.

Effect of Withdrawals

Withdrawals made during the first five years after the first annuity income date will have different consequences from withdrawals made after the first five years. Full withdrawals will have different consequences from partial withdrawals.

YOU SHOULD THINK MORE CAREFULLY ABOUT MAKING A WITHDRAWAL THE CLOSER YOU ARE TO THE FIFTH ANNIVERSARY OF YOUR FIRST ANNUITY INCOME DATE. IN MANY CIRCUMSTANCES YOU WILL BE BETTER OFF WAITING UNTIL AFTER THAT DATE TO MAKE A WITHDRAWAL. For example, withdrawals made after the end of the fifth year of annuity income would reduce your annuity income but would not cause your annuity income to end. In the same Contract, withdrawing all of the Withdrawal Value on or before the end of the fifth year would result in the loss of all future annuity income and your Contract would end. See the descriptions below to understand how withdrawals made during your first five years of annuity income may have different effects from withdrawals made later.

•  Full Withdrawals During First Five Years

If you withdraw all of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, your Contract will end and you will not receive any more annuity income.

•  Partial Withdrawals During First Five Years

If you withdraw part of the Withdrawal Value on or before the fifth anniversary of your Contract's first Annuity Income Date, then the amount withdrawn will be subtracted from the Withdrawal Value and all remaining annuity income will be reduced, in the same ratio that the amount withdrawn bears to the Withdrawal Value. A partial withdrawal during the first five years will have no impact on the length of the remainder of the Withdrawal Period.

•  Full Withdrawals After First Five Years

If you withdraw all of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, you will no longer have a Withdrawal Value, the Withdrawal Period will end, and all remaining annuity income will be reduced.

•  Partial Withdrawals After First Five Years

If you withdraw part of the Withdrawal Value after the fifth anniversary of your Contract's first Annuity Income Date, the amount withdrawn will be subtracted from the Withdrawal Value, all remaining annuity income will be reduced, and the Withdrawal Period will be shortened.

For both full and partial withdrawals made after the first five years, the value of the reduced annuity income plus the amount of the withdrawal will be equivalent to the value of the annuity income just prior to the withdrawal. The value of the reduced annuity income must comply with the IRS required minimum distributions rules, and this may result in further reductions in future annuity income payments than described in this section. The Company will determine equivalence using modified insurance industry mortality tables.

REPORTS

We will send you a statement showing the number of Annuity Income Units in your selected Investment Option, and the value of each Annuity Income Unit, at least once each calendar quarter. If your Contract has a Withdrawal Period, we will show your Withdrawal Value at least once each calendar quarter.

You should verify the accuracy of your transaction confirmations and quarterly statements immediately after you receive them and notify the Annuity Service Center promptly of any discrepancies, as we will not be responsible for resulting losses due to unit value changes after 10 calendar days from the mailing of the report.

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We will also send you semiannual reports containing financial statements for the Funds, and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940. All reports will be sent without charge to your last known address.

In addition, we will furnish such annual calendar year reports concerning the status of your Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of the Internal Revenue Service.

Contract owners have access to their contract information online at Fidelity.com.

More About the Contract

TAX CONSIDERATIONS

The Contracts in General

Qualified Contracts are intended to qualify as Individual Retirement Annuities under section 408(b) of the Code. Non-qualified Contracts are intended to qualify as annuities under section 72 of the Code. You should seek competent advice as to the tax consequences associated with the use of a Contract.

Owner and Annuitant

You must be both an Owner and the Annuitant of a Contract, and, except as otherwise provided by applicable federal tax law, you must remain as both Owner and Annuitant. For a Qualified Contract, you must be the sole Owner, and, if you name a Joint Annuitant, all annuity income distributions made while you are alive must be made to you.

Nontransferable and Nonforfeitable

Your interest under a Qualified Contract is nontransferable, and except as provided by law, is nonforfeitable.

No Use of Contract as Loan Collateral

You may not use your Contract as collateral for a loan. Any attempt to do so will be void.

Single Premium Contract

The Contract is a single premium contract. You may not make additional purchase payments. The minimum Purchase Payment for a Contract is generally $25,000. You may purchase a Qualified Contract only with a contribution transferred from an IRA or rolled-over from a qualified plan such as a 401(a) or a 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA. You may purchase a Non-qualified Contract with money from any source.

Treatment of Distributions

Distributions from Qualified Contracts. Your Qualified Contract must satisfy certain minimum distribution requirements under the Code and the regulations under the Code. These requirements affect when distributions must begin and the form in which distributions must be paid. For Qualified Contracts, distributions of minimum amounts specified in the tax law must generally begin by April 1 of the year following the year in which you reach age 70 1/2. The length of any Guarantee Period or Withdrawal Period may need to be limited in certain circumstances to satisfy the minimum distribution requirements. For Qualified Contracts, failure to comply with these minimum distribution requirements will result generally in the imposition of an excise tax equal to 50% of the amount by which a required minimum distribution exceeds the amount actually distributed. In order to satisfy the minimum distribution requirements, if you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select may be limited, depending on the difference in ages between you and the Joint Annuitant.

Your Qualified Contract might have a Withdrawal Period, during which you may withdraw part or all of the Contract's Withdrawal Value. If you take a withdrawal, it is unclear what portion of the money you receive from your Contract during the year will be considered necessary to meet your required minimum distributions for the year, and thus will be ineligible to be rolled over tax-free within 60 days to another IRA or eligible retirement plan. Due to this uncertainty, we will not process direct transfers to another IRA and will treat all withdrawals of the Withdrawal Value from a Qualified Contract as distributions for tax reporting and withholding purposes. Accordingly, we will report such withdrawals on a 1099R form. Owners should consult a tax advisor before withdrawing an amount from a Qualified Contract with the intention of rolling it over to another arrangement.

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In addition, distributions from a Qualified Contract other than required minimum distributions and distributions of any after-tax amounts generally may be rolled over tax-free within 60 days to a qualified plan under section 401(a) of the Code, a qualified annuity under section 403(a) of the Code, a tax-sheltered annuity contract under section 403(b) of the Code, a custodial account under section 403(b)(7) of the Code, a governmental plan under section 457(b) of the Code, or an IRA.

After-Tax Contributions

To the IRS we will report all distributions from your Qualified Contract as being fully taxable to you. If your Purchase Payment for a Qualified Contract includes any "after-tax" amounts (i.e. amounts that were neither deductible when made nor excludable from income), you will need to keep track of these amounts in your Contract and file a Form 8606 with the IRS in order that you may calculate and claim on your income tax return the non-taxable portion of distributions from your Contract.

Distributions from Non-qualified Contracts

For a Non-qualified Contract, the portion of an annuity income distribution that is includible in ordinary income may vary depending on the annuity income option that you choose, but generally is the excess of the distribution over the "exclusion amount" as defined in the tax law. The exclusion amount is generally the "investment in the contract" adjusted for any Guarantee Period, divided by the expected number of periodic annuity income distributions (as determined under Treasury Department regulations). After the dollar amount of the investment in the Contract is deemed to be recovered, the entire amount of each annuity income distribution will be fully includible in income.

If annuity income distributions cease before the adjusted investment in the Contract is fully recovered, the person receiving those distributions at the time of their death will be allowed a deduction for the unrecovered amount of the adjusted investment in the Contract.

If your Contract has a Guarantee Period and neither you nor any Joint Annuitant lives to the end of that period, any remaining annuity income distributions made to a Beneficiary are includible in income as follows: (1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at the time; or (2) if distributed as annuity income distributions, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all annuity income distributions thereafter are fully includible in income.

3.8% Tax on Net Investment Income

Federal tax law imposes a 3.8% Medicare tax on the lesser of (1) the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise). "Net investment income" in item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs, or arrangements described in Code Sections 401(a), 403(b), or 457(b)) but such income will increase "modified adjusted gross income" in item 2. You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

Penalty Tax on Premature Distributions

In general, in the case of a distribution from an IRA, a penalty tax equal to 10% of the portion of the distribution that is includible in gross income will be imposed unless the distribution: (1) is made on or after the Owner attains age 59 1/2, (2) is part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his or her designated beneficiary (as defined in the tax law); or (3) satisfies some other exception to the penalty tax.

Annuity income distributions from a Contract typically are not subject to the penalty tax imposed under the Code on premature distributions if the first Annuity Income Date is after you attain age 59 1/2. If you own a Qualified Contract with a Withdrawal Period and the first Annuity Income Date is before you attain age 59 1/2, a withdrawal that is made either before age 59 1/2 or within 5 years of the first Annuity Income Date generally will trigger the application of the penalty tax to the withdrawal and all distributions made prior to the withdrawal.

It is unclear at this time whether annuity income payments under a Non-qualified Contract to a recipient who is not yet age 59 1/2 satisfy an exception to the penalty tax. If you expect that you or any Joint Annuitant will receive annuity income before reaching age 59 1/2, you should consult with a tax advisor.

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Aggregation of Contracts

In certain circumstances where you purchase a Non-Qualified Contract together with another non-qualified annuity contract, the IRS may determine the amount of an annuity income payment that is includible in gross income by combining your Non-Qualified Contract with the other non-qualified annuity contract. If you purchase a Qualified Contract, Federal tax law requires that for purposes of determining the taxable portion of a distribution from an IRA, you must treat (1) all IRAs owned by you as one contract, (2) all IRA distributions during the taxable year as one distribution, and (3) the value of the contract, the income on the contract, and investment in the contract are computed as of the end of the year.

Federal Income Tax Withholding and Reporting

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate will apply to the taxable portion of any withdrawal if you have not specified another rate. You are liable for payment of federal income on the taxable portion of any distribution from a Contract whether or not federal income tax is withheld. FILI will report all annuity income distributions made while you are alive as being distributed in full to you, even if you name a Joint Annuitant.

Diversification Requirements

For a Non-qualified Contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified". The Treasury Department has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified". If the Variable Account failed to comply with these diversification standards, the Contracts would not be treated as annuity contracts for Federal income tax purposes, and each Owner would be taxable currently on the income and gain from the assets of the Variable Account. Although FILI does not control the investments of the Funds, FILI has entered into agreements with the Funds requiring them to operate in compliance with the Treasury Department regulations so that the Variable Account will be considered "adequately diversified".

Ownership Treatment

In certain circumstances, Owners may be considered the owners, for Federal income tax purposes, of the assets of the Variable Account used to support their contracts. In those circumstances, income and gains from the assets of the Variable Account would be includible in the Owners' gross income. We reserve the right to modify the Contracts as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. The discussion in these Tax Considerations of the tax consequences of owning a Contract assumes that the Contract will be treated as an annuity contract for Federal income tax purposes and that we will be treated as the owner of the assets of the Variable Account.

Fidelity Investments Life's Tax Status

FILI is taxed as a life insurance company under the Code. The earnings of the Variable Account are taxed as part of our operations, and thus the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Therefore, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited to Contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. If FILI is taxed on investment income or capital gains of the Variable Account, then FILI may impose a charge against the Variable Account in order to provide for such taxes.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

General Tax Considerations

The above discussion is not exhaustive and is not intended as tax advice. The federal income tax consequences associated with the purchase of an immediate annuity, like the Contract, are complex, and the application of the pertinent tax rules to a particular person may vary according to facts specific to that person. A qualified tax advisor should always be consulted regarding the application of law to individual circumstances.

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This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

The above discussion does not address federal gift tax, state or local income tax, or other considerations which may be involved in the purchase, operation, or exercise of any rights or options under a Contract. Also, this discussion does not address estate tax issues that might arise due to your death or the death of a Joint Annuitant. Your particular situation and the particular situation of the Joint Annuitant, if any, and each Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due. You should seek competent tax advice on such matters pertaining to you.

Fidelity Investments Life Insurance Company makes no guarantee regarding any tax treatment, federal, state, or local, of any Contract or of any transaction involving a Contract.

OTHER CONTRACT PROVISIONS

You should also be aware of the following important provisions of your Contract.

1.  Owner(s). Before a Contract is issued, the Owner(s) acting together have the right to (a) choose an annuity income option; (b) choose an Investment Option; (c) name the Beneficiary or Beneficiaries; and (d) select the first Annuity Income Date and the frequency of annuity income distributions. For a Non-qualified Contract with one Owner, the Owner may also name a Joint Annuitant, but there is no requirement to have a Joint Annuitant.

After a Contract is issued, the Owner(s) have the right to: (a) Exchange from one Investment Option to another (b) change any Beneficiary (except that an irrevocable Beneficiary may not be changed without that Beneficiary's consent); (c) cancel the Contract during the free look period; (d) instruct us how to vote shares of the Fund in which your Investment Option invests; and (e) to withdraw from the Contract during the Withdrawal Period, if there is one.

For a Non-qualified Contract with two Owners, either Owner may make an Exchange or give us voting instructions, but only both Owners acting together can cancel the Contract during the free look period or change a Beneficiary.

2.  Annuitant. As Annuitant, you have the right to receive annuity income under the terms of the Contract. You also have rights as an Owner as described above.

3.  Joint Annuitant.

For a Qualified Contract, the Joint Annuitant will receive annuity income only after your death, and only in accordance with the terms of the annuity income option you select. The Joint Annuitant may not be an Owner.

For a Non-qualified Contract, the Joint Annuitant will receive annuity income jointly with you in accordance with the terms of the Contract. The Joint Annuitant may be an Owner, but does not have to be an Owner.

If the Joint Annuitant survives you, he or she will have the right to: (a) Exchange from one Investment Option to another; (b) change any Beneficiary (except an irrevocable Beneficiary); (c) cancel the Contract during the free look period; (d) instruct us how to vote shares of the Fund in which your Investment Option invests; and (e) to withdraw from the Contract during the Withdrawal Period, if there is one.

4.  Beneficiary.

For All Contracts. You may name one or more Beneficiaries when you complete your application. You may change Beneficiaries later, unless you have designated an irrevocable Beneficiary, in which case we will require the consent of the irrevocable Beneficiary in writing.

If you (and the Joint Annuitant, if any) do not live to the first Annuity Income Date, we will make a payment equal to your Purchase Payment to the Beneficiary or Beneficiaries. Surviving Beneficiaries will receive equal shares unless you specify otherwise. If (1) no Beneficiary survives you and the Joint Annuitant (if any), and (2) the Withdrawal Period or Guarantee Period (if any) has not ended, we will provide a lump sum to the estate of the last to die of you and the Joint Annuitant.

Each Beneficiary receiving annuity income will have the right to instruct us how to vote Fund shares attributable to that income.

A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined.

For Contracts with a Guarantee Period. Each Beneficiary will receive his or her share of annuity income for the remainder of the Guarantee Period if you (and the Joint Annuitant, if any) die after the first Annuity Income Date. A Beneficiary who becomes entitled to annuity income may choose instead to receive a lump sum, but only if he or she notifies us within 60 days of the date we receive

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notice of the death of the last surviving Annuitant. A lump sum will generally be the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return.

If a Beneficiary receiving annuity income dies, we will provide to the Beneficiary's estate a lump sum, generally equal to the present value of the annuity income for the remaining guaranteed Annuity Income Dates, based on interest compounded annually at the Benchmark Rate of Return.

For Contracts with a Withdrawal Period. Each Beneficiary will receive his or her share of any remaining annuity income for the remainder of the Withdrawal Period if you and the Joint Annuitant (if any) die on or after the first Annuity Income Date. A Beneficiary who becomes entitled to annuity income may choose instead to receive a lump sum, but only if he or she notifies us within 60 days of the date we receive notice of the death of the last surviving Annuitant. The lump sum amount will be the Withdrawal Value of his or her share of annuity income.

If a Contract with a Withdrawal Period is within its first five years after the first annuity income date, it will typically be more advantageous for the Beneficiary to choose to receive his or her share of the Withdrawal Value. The Beneficiary must notify us within 60 days of the date we receive notice of the relevant death to elect a lump sum.

If a Beneficiary receiving annuity income dies, we will provide to the Beneficiary's estate a lump sum equal to the Withdrawal Value of the Beneficiary's share of annuity income.

5.  Misstatement of Date of Birth or Sex. If the date of birth or sex of you or the Joint Annuitant has been misstated, FILI will change the benefits to those which would have been provided had the correct date(s) of birth and sex(es) been stated.

If the misstatement is not discovered until after the first Annuity Income Date, FILI will take the following action: (1) if FILI provided too much annuity income, FILI will add interest at the rate of 6% per year compounded annually and withhold annuity income on later Annuity Income Date(s) until it has recovered the excess; (2) if FILI provided too little annuity income, we will make up the balance plus interest at the rate of 6% per year compounded annually in a lump sum.

6.  Assignment. The Contract may not be sold, assigned, discounted or pledged. Any attempt to do so will be void.

7.  Dividends. The Contract is "non-participating." This means that there are no dividends. Annuity income will vary in amount with the investment results of the Investment Option to which you allocate your Purchase Payment.

8.  Notification of Death. Any Beneficiary claiming an interest in the Contract must provide us in writing with due proof of your death and the death of the Joint Annuitant, (if any), at the Annuity Service Center, unless we have already received such proof. We will not be responsible for any annuity income paid to you or the Joint Annuitant, (if any), before we receive due proof of death at the Annuity Service Center.

You and the Joint Annuitant are each responsible for notifying FILI of the death of the other. Each Beneficiary is responsible for notifying FILI of the death of the last surviving Annuitant. Upon the death of the last person with the right to receive annuity income under a Contract, that person's executor is responsible for notifying FILI. If too much annuity income is provided because FILI is not notified of a death, FILI may withhold annuity income on subsequent Annuity Income Dates, or take legal action, until it has recovered any excess amounts.

9.  Proof of Survival. Before making any payment that depends on a person being alive, we may require proof that the person is alive.

10.  Protection of Proceeds. To the extent allowed by law, annuity income is not subject to the claims of creditors or to legal process.

SELLING THE CONTRACTS

The Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc. Each is a subsidiary of FMR LLC, the parent company of FILI. Fidelity Brokerage Services LLC is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds. The principal business address of Fidelity Brokerage Services LLC is 900 Salem Street, Smithfield, Rhode Island 02917, and for Fidelity Distributors Corporation, 100 Salem Street, Smithfield, Rhode Island 02917. Fidelity Insurance Agency, Inc. receives sales compensation from FILI of not more than 0.10% of the reserves held to support the Contracts. Amounts paid by FILI to Fidelity Insurance Agency, Inc. will be paid out of the general assets of FILI, which may include proceeds derived from mortality and expense risk charges FILI deducts from the Variable Account.

POSTPONEMENT OF BENEFITS

We will generally transmit each annuity income payment on the first business day after the Annuity Income Date. We will generally send any withdrawal amount on the first business day after the end of the Valuation Period during which we receive the withdrawal

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request. We will usually send any lump sum distributions to Beneficiaries within seven days of the day we receive proper notice. We will usually send any death benefit within seven days after we receive (1) due proof of your death (for a single life Contract) or the deaths of you and the Joint Annuitant (for a joint life Contract) and (2) any required tax withholding and other information. However, we may delay sending these amounts if (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement for any other reason.

More About the Variable Account and the Funds

CHANGES IN INVESTMENT OPTIONS

FILI has the right to eliminate any Investment Option, to combine Investment Options, or substitute a fund for the Fund in which an Investment Option invests. A substitution may become necessary if, in FILI's judgment, a Fund no longer suits the purpose of the Contract. This may happen due to a change in laws or regulations, or a change in a Fund's investment objectives or restrictions, or because the Fund is no longer available for investment, or for some other reason. FILI would obtain prior approval from the SEC and any other required approvals before making such a substitution.

FILI also reserves the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR AN INVESTMENT OPTION

The Total Return reflects the investment performance of an Investment Option, less all expenses and charges, for the Valuation Period. FILI determines the Total Return of an Investment Option at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business.

Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a Fund are reinvested in shares of that Fund.

VOTING RIGHTS

FILI will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and FILI decides that it is permitted to vote the shares of the Funds in its own right, it may decide to do so.

FILI calculates the number of shares that you may instruct it to vote by dividing the reserve maintained in the Investment Option to meet the obligations under the Contract by the net asset value of one share of the corresponding Fund. Fractional votes will be counted. FILI reserves the right to modify the manner in which it calculates the weight to be given to your voting instructions where such a change is necessary to comply with federal regulations or interpretations of those regulations.

FILI will determine the number of shares you can instruct it to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will mail you material for providing your voting instructions.

If your voting instructions are not received in time, FILI will vote the shares in the same proportion as the instructions received with regard to all other contracts issued through the Variable Account. FILI will also vote shares it holds in the Variable Account that are not attributable to contracts in the same proportionate manner. Under certain circumstances, FILI may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the Funds, or result in the approval or disapproval of an investment advisory contract.

Under federal regulations, FILI may also disregard instructions to vote for changes in investment policies or the investment adviser if it disapproves of the proposed changes. FILI would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if it decided that the change would result in overly speculative or unsound investments. If FILI ever disregards voting instructions, it will include a summary of its actions in the next semiannual report.

LITIGATION

Neither FILI, the Variable Account, nor Fidelity Brokerage Services LLC is a party to any material litigation.

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Table of Contents of the Statement of Additional Information

Withdrawal Value	2
Safekeeping of Variable Account Assets	2
Distribution of the Contracts	3
State Regulation	3
Legal Matters	3
Registration Statement	3
Experts	3
Financial Statements	3
Variable Account (enclosed)
Fidelity Investments Life Insurance Company (enclosed)

Investment Company Act of 1940 File No. 811-05315
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1.805451.115

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INDIVIDUAL RETIREMENT ANNUITY
DISCLOSURE STATEMENT

1.  This Disclosure Statement addresses the Federal income tax treatment of a single premium variable income annuity contract (the "Contract") that is issued by Fidelity Investments Life Insurance Company ("FILI") as an Individual Retirement Annuity ("IRA annuity"). It is important that you read this statement carefully.

This disclosure statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice. Also, the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the Internal Revenue Service ("IRS"). Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance.

Revocation

2.  You are allowed to revoke or cancel your Contract within ten (10) days of the later of (1) the date of the application for the Contract; or (2) the date you receive the Contract. Upon revocation, FILI will refund the greater of (1) your Purchase Payment in full, neither crediting your Contract for earnings, nor charging it with any administrative expenses; or (2) your Purchase Payments plus the investment performance of the Government Money Market Investment Option.

You may revoke your Contract by mailing or delivering a notice of revocation to:

Fidelity Investments Life Insurance Company
Annuity Service Center
P.O. Box 770001
Cincinnati, OH 45277-0050

A notice of revocation shall be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

Any questions regarding this procedure may be directed to a Fidelity Annuity Specialist at 800-544-2442.

Contributions

3.  You may purchase a Contract as an IRA annuity with proceeds from a (1) non-taxable rollover from a qualified plan, tax-sheltered annuity or custodial account under section 403(b) of the Internal Revenue Code ("Code"), Individual Retirement Account ("IRA account"), or another IRA annuity, or (2) a non-taxable transfer from an IRA account or another IRA annuity.

4.  Subsequent contributions will not be accepted.

5.  No deduction is allowed for contributions.

Investments

6.  Your entire interest in the Contract is nonforfeitable.

7.  The Contract is not transferable and is established for the exclusive benefit of you and your beneficiaries.

Distributions

8.  A distribution from your Contract is includible in your gross income for the year in which the distribution is made and is taxed as ordinary income, except to the extent the distribution is treated as a recovery of non-deductible contributions, if any. Special rules apply for purposes of determining the portion of a distribution that is allocable to any non-deductible contributions.

9.  If a distribution from the Contract is made before you attain age 59 1/2, your tax for the year in which the amount is received is increased by a penalty tax equal to 10% of the portion of the distribution that is includible in gross income. However, this 10% premature distribution penalty tax generally does not apply if the distribution (1) is made on account of your death or disability; (2) is part of a series of substantially equal periodic payments over your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a second person designated by you; or (3) satisfies some other specified exception to this penalty tax.

10.  The entire interest in an IRA must be distributed or commence to be distributed no later than April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. Installment payments may be made in accordance with income tax regulations over the owner's life (or the lives of the owner and his or her designated beneficiary within the meaning of the Code) or

FFLI

Not Part of the Prospectus

over a period not exceeding the owner's life expectancy (or the joint life expectancy of the owner and his or her designated beneficiary). If the owner dies after required distributions have commenced, any remaining interest must be distributed at least as rapidly as under the method of distribution being used at the time of death. If the owner dies before required distributions have commenced, any remaining interest must be distributed generally (1) within 5 years, or (2) over the life or life expectancy of the designated beneficiary commencing by the end of the year following the year of the owner's death (or by the end of the year in which the owner would have attained age 70 1/2, if later, and the owner's spouse is the sole beneficiary).

In order for annuity income payments under the Contract to comply with these minimum distribution requirements, it might be necessary in certain circumstances to limit (1) the length of any guarantee period under an annuity income option, and (2) limit the joint and survivor annuity income options from which you may select. Also, if you name a Joint Annuitant, all distributions made while you are alive must be made to you.

If required distributions are not timely made, you will be liable for a 50% penalty tax on the difference between the required minimum distribution for the tax year and the amount actually paid to you. The IRS has the authority to waive this penalty tax under certain circumstances.

11.  Special rules apply with respect to rollovers and transfers from IRAs. You should seek competent tax advice to comply with the requirements for rollovers and transfers.

Other Tax Considerations

12.  You must file an IRS Form 5329 (Additional Taxes on Qualified Plans (Including IRAs) and Other Tax-Favored Accounts) with your income tax return for a year in which there is a penalty tax due because of premature distributions or insufficient distributions.

13.  The Contract has not been approved as to form for use as an IRA by the IRS. Such approval is a determination only as to the form of the Contract, and does not represent a determination of the merits of the Contract.

14.  Further information concerning IRAs and Roth IRAs can be obtained from any district office of the IRS and from IRS Publication 590 (Individual Retirement Arrangements (IRAs)).

Prohibited Transactions

15.  The Contract may cease to be an IRA, whichever is applicable, because of a prohibited transaction. Generally, a prohibited transaction is any improper use of your Contract by you, a beneficiary, or any disqualified person. If during a taxable year you borrow any money under your Contract or use the Contract in another prohibited manner (for example, if the Contract is pledged as collateral for a loan), the Contract will cease to be an IRA as of the first day of the taxable year, you must include in your gross income for the year an amount equal to the fair market value of the Contract as of the first day of the taxable year, and you may have to pay a 10% premature distribution penalty tax (discussed above).

Financial Information

16.  The annuity income from your Purchase Payment allocated to the Investment Options will vary depending upon the actual investment performance of the Investment Options you choose. No minimum amount of variable annuity income is guaranteed. See your prospectus for a more detailed description.

17.  As further described in the prospectus, the following are all the charges that FILI currently makes:

(a)  Administrative Charge

FILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.10%.

(b)  Mortality and Expense Risk Charge

FILI deducts a daily charge from the assets of the Investment Options equivalent to an effective annual rate of 0.50%.

(c)  Portfolio Expenses

The Portfolios associated with the Investment Options incur operating expenses and pay monthly management fees. The level of expenses varies by Portfolio.

FFLI

Not Part of the Prospectus

2

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

FIDELITY FREEDOM LIFETIME INCOME
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2018

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts ("Contracts") offered by Fidelity Investments Life Insurance Company through its Variable Annuity Account I (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 2018 without charge by calling 1-800-544-2442.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

Table of Contents
PAGE
Withdrawal Value	2
Safekeeping of Variable Account Assets	2
Distribution of the Contracts	3
State Regulation	3
Legal Matters	3
Registration Statement	3
Experts	3
Financial Statements	3
Variable Account (enclosed)
Fidelity Investments Life Insurance Company (enclosed)

FFLI-PTB-0418
1.805450.115

Investments by the Investment Options in securities of foreign issuers may result in a foreign investment tax credit which we will claim on our federal income tax filings. Also, we receive fees from the funds' Advisers for administrative services we provide.

WITHDRAWAL VALUE

If your Contract has a Withdrawal Period you should be aware of the following.

The amount you can withdraw from this Contract at the close of a Valuation Period is called the Withdrawal Value. There are two parts to your Withdrawal Value, Part A and Part B. The sum of Part A and Part B equals your Withdrawal Value.

Part A

Part A is based on the portion of your Purchase Payment that provides annuity income during the Withdrawal Period. On the Contract Date, Part A equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part A is computed, as follows:

(1)  Start with Part A at the close of the prior Valuation Period.

(2)  Multiply (1) by the Net Investment Factor for the Investment Option in which your Contract is invested. See Net Investment Factor on page 9 of the Prospectus.

(3)  If an Annuity Income Date occurs during the Valuation Period, subtract from (2) an amount equal to the amount of the variable annuity income payment for that Annuity Income Date.

(4)  Subtract from (3) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part A at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

Part A becomes zero at the end of your Withdrawal Period and remains zero thereafter.

Part B

Part B is based on the remainder of your Purchase Payment and reflects the portion of your Purchase Payment that provides annuity income after the Withdrawal Period. On the Contract Date, Part B equals this portion of the Purchase Payment less any deductions made from this portion for state, federal or local taxes.

At the end of each subsequent Valuation Period, a new value for Part B is computed, as follows:

(1)  Start with Part B at the close of the prior Valuation Period.

(2)  Multiply (1) by the Net Investment Factor for the Investment Option in which your Contract is invested.

(3)  Subtract from (2) an amount attributable to any withdrawals made during the Valuation Period. To determine the amount subtracted, multiply the amount of the withdrawal by a fraction, the numerator of which is the value of Part B at the close of the current Valuation Period and the denominator of which is the sum of Part A and Part B at the close of the current Valuation Period, without regard to the withdrawal during the Valuation Period.

(4)  Multiply (3) by a fraction, the numerator of which is the percentage factor at the end of the current Valuation Period, and the denominator of which is the percentage factor at the end of the prior Valuation Period.

The percentage factor is 100% until one year after your first Annuity Income Date. The percentage factor then declines daily at a rate of 25% each year, becoming zero on the fifth anniversary of your first Annuity Income Date and remaining at zero thereafter. Thus Part B becomes zero on the fifth anniversary of your first Annuity Income Date and remains zero thereafter.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Investment Options. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the prospectus, the Contracts are distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR LLC and FILI. The offering of the contracts has been discontinued although you may continue to make exchanges among Subaccounts.

STATE REGULATION

FILI is subject to regulation by the Department of Insurance of the State of Utah, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract described in the Prospectus and Statement of Additional Information has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by Lance A. Warrick, General Counsel of Fidelity Investments Life Insurance Company.

REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 with the SEC relating to the Contracts. The Prospectus and Statement of Additional Information do not include all the information in the Registration Statement. We have omitted certain portions pursuant to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS

The consolidated financial statements of the Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, and the financial statements of Fidelity Investments Variable Annuity Account I of the Company as of December 31, 2017 and for the each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for PricewaterhouseCoopers LLP is 101 Seaport Boulevard, Boston, Massachusetts 02210.

FINANCIAL STATEMENTS

The consolidated financial statements of Fidelity Investments Life Insurance Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts. Please note that Fidelity Investments Life Insurance Company is relying on the exemption provided by SEC Rule 12h-7 in its preparation of the consolidated financial statements of Fidelity Investments Life Insurance Company provided herein.

3

Fidelity® Investments

Variable Annuity Account I

Annual Report

December 31, 2017

This report and the financial statements contained herein are submitted for the general information of Fidelity Investments Life Insurance Company variable annuity owners. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Neither Fidelity Investments Life Insurance Company nor Fidelity Brokerage Services LLC is a bank, and neither the annuities nor mutual fund shares are backed or guaranteed by any bank or insured by the FDIC.

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Government Money Market	VIP – Government Money Market Investor Class	VIP – High Income	VIP – High Income Investor Class	VIP – Equity-Income	VIP – Equity-Income Investor Class	VIP – Growth	VIP – Growth Investor Class
Assets:
Investments at market value	$204,863	$1,078,246	$89,780	$392,093	$419,454	$346,675	$473,433	$347,822
Receivable from FILI	21	—	53	—	219	—	131	1
Total assets	204,884	1,078,246	89,833	392,093	419,673	346,675	473,564	347,823
Liabilities:
Payable to FILI	—	1	—	1	—	—	—	—
Total net assets	$204,884	$1,078,245	$89,833	$392,092	$419,673	$346,675	$473,564	$347,823
Net Assets:
Fidelity Retirement Reserves	$190,649	$—	$70,203	$—	$365,047	$—	$431,228	$—
Fidelity Income Advantage	14,235	—	19,630	—	54,626	—	42,336	—
Fidelity Personal Retirement	—	1,071,690	—	392,092	—	346,675	—	347,823
Fidelity Freedom Lifetime Income	—	37	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	6,518	—	—	—	—	—	—
Total net assets	$204,884	$1,078,245	$89,833	$392,092	$419,673	$346,675	$473,564	$347,823
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	9,169	—	1,282	—	3,142	—	2,855	—
Unit Value	$20.79	$—	$54.78	$—	$116.16	$—	$151.06	$—
Fidelity Income Advantage:
Units Outstanding	710	—	371	—	487	—	290	—
Unit Value	$20.03	$—	$52.76	$—	$111.88	$—	$145.49	$—
Fidelity Personal Retirement:
Units Outstanding	—	100,485	—	21,313	—	14,877	—	11,613
Highest Value	$—	$11.38	$—	$24.75	$—	$35.99	$—	$44.30
Lowest Value	$—	$9.98	$—	$15.74	$—	$21.80	$—	$28.63
Fidelity Freedom Lifetime Income:
Units Outstanding	—	3	—	—	—	—	—	—
Unit Value	$—	$10.89	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	583	—	—	—	—	—	—
Highest Unit Value	$—	$9.52	$—	$—	$—	$—	$—	$—
Lowest Unit Value	$—	$9.12	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	113	—	—	—	—	—	—
Highest Unit Value	$—	$9.38	$—	$—	$—	$—	$—	$—
Lowest Unit Value	$—	$8.99	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Overseas	VIP – Overseas, Investor Class	VIP – Investment Grade Bond	VIP – Investment Grade Bond Investor Class	VIP – Asset Manager	VIP – Asset Manager Investor Class
Assets:
Investments at market value	$96,561	$279,058	$189,247	$700,813	$220,266	$189,009
Receivable from FILI	28	—	53	—	84	—
Total assets	96,589	279,058	189,300	700,813	220,350	189,009
Liabilities:
Payable to FILI	—	—	—	—	—	—
Total net assets	$96,589	$279,058	$189,300	$700,813	$220,350	$189,009
Net Assets:
Fidelity Retirement Reserves	$86,586	$—	$148,408	$—	$187,371	$—
Fidelity Income Advantage	10,003	—	40,892	—	32,979	—
Fidelity Personal Retirement	—	279,058	—	700,813	—	189,009
Fidelity Freedom Lifetime Income	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—
Total net assets	$96,589	$279,058	$189,300	$700,813	$220,350	$189,009
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	1,592	—	3,427	—	3,094	—
Unit Value	$54.38	$—	$43.31	$—	$60.55	$—
Fidelity Income Advantage:
Units Outstanding	191	—	979	—	565	—
Unit Value	$52.38	$—	$41.71	$—	$58.32	$—
Fidelity Personal Retirement:
Units Outstanding	—	15,154	—	47,653	—	9,760
Highest Value	$—	$24.79	$—	$16.38	$—	$24.37
Lowest Value	$—	$17.98	$—	$12.66	$—	$17.31
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Index 500	VIP – Asset Manager: Growth	VIP – Asset Manager: Growth Investor Class	VIP – Contrafund	VIP – Contrafund Investor Class	VIP – Balanced	VIP – Balanced Investor Class
Assets:
Investments at market value	$2,712,149	$72,634	$106,975	$944,361	$1,346,901	$164,813	$2,542,316
Receivable from FILI	223	58	—	305	—	109	—
Total assets	2,712,372	72,692	106,975	944,666	1,346,901	164,922	2,542,316
Liabilities:
Payable to FILI	—	—	—	—	—	—	—
Total net assets	$2,712,372	$72,692	$106,975	$944,666	$1,346,901	$164,922	$2,542,316
Net Assets:
Fidelity Retirement Reserves	$488,828	$59,183	$—	$849,282	$—	$127,033	$—
Fidelity Income Advantage	64,687	13,509	—	95,384	—	37,889	—
Fidelity Personal Retirement	2,158,857	—	106,975	—	1,346,901	—	1,576,675
Fidelity Freedom Lifetime Income	—	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—	965,641
Total net assets	$2,712,372	$72,692	$106,975	$944,666	$1,346,901	$164,922	$2,542,316
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	5,904	1,423	—	8,816	—	3,705	—
Unit Value	$82.78	$41.59	$—	$96.33	$—	$34.29	$—
Fidelity Income Advantage:
Units Outstanding	809	336	—	1,025	—	1,144	—
Unit Value	$79.73	$40.06	$—	$92.78	$—	$33.02	$—
Fidelity Personal Retirement:
Units Outstanding	77,045	—	5,117	—	49,353	—	66,708
Highest Value	$39.47	$—	$28.21	$—	$39.20	$—	$33.37
Lowest Value	$27.09	$—	$19.42	$—	$25.77	$—	$20.98
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—	32,545
Highest Value	$—	$—	$—	$—	$—	$—	$30.50
Lowest Value	$—	$—	$—	$—	$—	$—	$17.70
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—	18,318
Highest Value	$—	$—	$—	$—	$—	$—	$30.08
Lowest Value	$—	$—	$—	$—	$—	$—	$17.42

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Dynamic Capital Appreciation	VIP – Dynamic Capital Appreciation Investor Class	VIP – Growth & Income	VIP – Growth & Income Investor Class	VIP – Growth Opportunities	VIP – Growth Opportunities Investor Class	VIP – Mid Cap	VIP – Mid Cap Investor Class
Assets:
Investments at market value	$22,250	$108,387	$129,227	$213,340	$87,387	$224,576	$345,003	$579,930
Receivable from FILI	14	—	92	—	38	—	182	—
Total assets	22,264	108,387	129,319	213,340	87,425	224,576	345,185	579,930
Liabilities:
Payable to FILI	—	—	—	—	—	—	—	—
Total net assets	$22,264	$108,387	$129,319	$213,340	$87,425	$224,576	$345,185	$579,930
Net Assets:
Fidelity Retirement Reserves	$18,581	$—	$106,588	$—	$73,068	$—	$289,502	$—
Fidelity Income Advantage	3,683	—	22,731	—	14,357	—	55,683	—
Fidelity Personal Retirement	—	108,387	—	213,340	—	224,576	—	579,930
Fidelity Freedom Lifetime Income	—	—	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—	—	—
Total net assets	$22,264	$108,387	$129,319	$213,340	$87,425	$224,576	$345,185	$579,930
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	560	—	2,650	—	2,184	—	5,850	—
Unit Value	$33.19	$—	$40.22	$—	$33.45	$—	$49.49	$—
Fidelity Income Advantage:
Units Outstanding	114	—	585	—	445	—	1,163	—
Unit Value	$32.25	$—	$38.74	$—	$32.21	$—	$47.75	$—
Fidelity Personal Retirement:
Units Outstanding	—	3,776	—	7,947	—	7,258	—	21,798
Highest Value	$—	$43.40	$—	$37.72	$—	$53.70	$—	$40.48
Lowest Value	$—	$27.42	$—	$25.66	$—	$29.00	$—	$22.78
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Value Strategies	VIP – Value Strategies Investor Class	VIP – Utilities	VIP – Utilities Investor Class	VIP – Technology	VIP – Technology Investor Class	VIP – Energy	VIP – Energy Investor Class
Assets:
Investments at market value	$41,690	$86,463	$24,139	$97,020	$137,114	$490,789	$40,126	$111,672
Receivable from FILI	12	—	10	—	48	1	3	—
Total assets	41,702	86,463	24,149	97,020	137,162	490,790	40,129	111,672
Liabilities:
Payable to FILI	—	—	—	—	—	—	—	—
Total net assets	$41,702	$86,463	$24,149	$97,020	$137,162	$490,790	$40,129	$111,672
Net Assets:
Fidelity Retirement Reserves	$32,889	$—	$21,306	$—	$122,150	$—	$35,855	$—
Fidelity Income Advantage	8,813	—	2,843	—	15,012	—	4,274	—
Fidelity Personal Retirement	—	86,463	—	97,020	—	490,790	—	111,672
Fidelity Freedom Lifetime Income	—	—	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—	—	—
Total net assets	$41,702	$86,463	$24,149	$97,020	$137,162	$490,790	$40,129	$111,672
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	1,121	—	817	—	3,196	—	1,338	—
Unit Value	$29.33	$—	$26.07	$—	$38.22	$—	$26.80	$—
Fidelity Income Advantage:
Units Outstanding	309	—	112	—	405	—	165	—
Unit Value	$28.50	$—	$25.22	$—	$36.97	$—	$25.93	$—
Fidelity Personal Retirement:
Units Outstanding	—	3,457	—	3,812	—	12,511	—	7,097
Highest Value	$—	$50.74	$—	$27.72	$—	$76.84	$—	$21.66
Lowest Value	$—	$24.26	$—	$22.30	$—	$33.22	$—	$14.60
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Health Care	VIP – Health Care Investor Class	VIP – Financial Services	VIP – Financial Services Investor Class	VIP – Industrials	VIP – Industrials Investor Class	VIP – Consumer Discretionary	VIP – Consumer Discretionary Investor Class
Assets:
Investments at market value	$118,664	$536,505	$40,154	$172,892	$40,050	$153,816	$19,966	$113,709
Receivable from FILI	53	—	8	—	13	1	18	—
Total assets	118,717	536,505	40,162	172,892	40,063	153,817	19,984	113,709
Liabilities:
Payable to FILI	—	—	—	—	—	—	—	—
Total net assets	$118,717	$536,505	$40,162	$172,892	$40,063	$153,817	$19,984	$113,709
Net Assets:
Fidelity Retirement Reserves	$104,361	$—	$35,599	$—	$34,185	$—	$16,726	$—
Fidelity Income Advantage	14,356	—	4,563	—	5,878	—	3,258	—
Fidelity Personal Retirement	—	536,505	—	172,892	—	153,817	—	113,709
Fidelity Freedom Lifetime Income	—	—	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—	—	—
Total net assets	$118,717	$536,505	$40,162	$172,892	$40,063	$153,817	$19,984	$113,709
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	2,377	—	2,067	—	704	—	535	—
Unit Value	$43.90	$—	$17.22	$—	$48.55	$—	$31.24	$—
Fidelity Income Advantage:
Units Outstanding	337	—	273	—	125	—	107	—
Unit Value	$42.47	$—	$16.66	$—	$46.96	$—	$30.22	$—
Fidelity Personal Retirement:
Units Outstanding	—	13,485	—	9,140	—	4,777	—	3,719
Highest Value	$—	$55.80	$—	$37.24	$—	$48.94	$—	$53.92
Lowest Value	$—	$38.20	$—	$14.83	$—	$27.90	$—	$29.76
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—	$—
See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Real Estate	VIP – Real Estate Investor Class	VIP – Strategic Income	VIP – Strategic Income Investor Class	VIP – International Capital Appreciation
Assets:
Investments at market value	$37,177	$169,524	$75,189	$989,993	$23,536
Receivable from FILI	17	—	33	—	6
Total assets	37,194	169,524	75,222	989,993	23,542
Liabilities:
Payable to FILI	—	—	—	—	—
Total net assets	$37,194	$169,524	$75,222	$989,993	$23,542
Net Assets:
Fidelity Retirement Reserves	$32,754	$—	$64,131	$—	$20,472
Fidelity Income Advantage	4,440	—	11,091	—	3,070
Fidelity Personal Retirement	—	169,524	—	989,993	—
Fidelity Freedom Lifetime Income	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—
Total net assets	$37,194	$169,524	$75,222	$989,993	$23,542
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	916	—	3,153	—	980
Unit Value	$35.74	$—	$20.34	$—	$20.89
Fidelity Income Advantage:
Units Outstanding	127	—	559	—	150
Unit Value	$34.72	$—	$19.79	$—	$20.37
Fidelity Personal Retirement:
Units Outstanding	—	7,330	—	58,613	—
Highest Value	$—	$50.38	$—	$20.28	$—
Lowest Value	$—	$20.79	$—	$14.00	$—
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – International Capital Appreciation, Investor Class	VIP – Value	VIP – Value Investor Class	VIP – Freedom Income
Assets:
Investments at market value	$258,783	$20,961	$137,463	$12,017
Receivable from FILI	—	12	—	2
Total assets	258,783	20,973	137,463	12,019
Liabilities:
Payable to FILI	—	—	—	—
Total net assets	$258,783	$20,973	$137,463	$12,019
Net Assets:
Fidelity Retirement Reserves	$—	$18,288	$—	$12,019
Fidelity Income Advantage	—	2,685	—	—
Fidelity Personal Retirement	258,783	—	137,463	—
Fidelity Freedom Lifetime Income	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—
Total net assets	$258,783	$20,973	$137,463	$12,019
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	—	802	—	768
Unit Value	$—	$22.79	$—	$15.64
Fidelity Income Advantage:
Units Outstanding	—	120	—	—
Unit Value	$—	$22.22	$—	$—
Fidelity Personal Retirement:
Units Outstanding	11,811	—	5,510	—
Highest Value	$42.10	$—	$44.98	$—
Lowest Value	$20.90	$—	$23.24	$—
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—
Unit Value	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—
Highest Value	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—
Highest Value	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Freedom Income Investor Class	VIP – Freedom 2005	VIP – Freedom 2005 Investor Class	VIP – Freedom 2010	VIP – Freedom 2010 Investor Class	VIP – Freedom 2015	VIP – Freedom 2015 Investor Class
Assets:
Investments at market value	$70,716	$7,377	$24,589	$10,577	$61,180	$25,434	$102,406
Receivable from FILI	—	—	—	—	—	1	—
Total assets	70,716	7,377	24,589	10,577	61,180	25,435	102,406
Liabilities:
Payable to FILI	—	—	—	1	—	—	—
Total net assets	$70,716	$7,377	$24,589	$10,576	$61,180	$25,435	$102,406
Net Assets:
Fidelity Retirement Reserves	$—	$7,377	$—	$10,576	$—	$25,435	$—
Fidelity Income Advantage	—	—	—	—	—	—	—
Fidelity Personal Retirement	70,716	—	24,589	—	61,180	—	102,406
Fidelity Freedom Lifetime Income	—	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—	—
Total net assets	$70,716	$7,377	$24,589	$10,576	$61,180	$25,435	$102,406
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	—	427	—	561	—	1,289	—
Unit Value	$—	$17.28	$—	$18.86	$—	$19.73	$—
Fidelity Income Advantage:
Units Outstanding	—	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—	$—
Fidelity Personal Retirement:
Units Outstanding	4,491	—	1,404	—	3,136	—	5,038
Highest Value	$16.88	$—	$21.22	$—	$23.55	$—	$24.72
Lowest Value	$13.76	$—	$15.60	$—	$16.99	$—	$17.62
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Freedom 2020	VIP – Freedom 2020 Investor Class	VIP – Freedom 2025	VIP – Freedom 2025 Investor Class	VIP – Freedom 2030	VIP – Freedom 2030 Investor Class
Assets:
Investments at market value	$25,268	$199,123	$18,342	$202,277	$20,894	$199,210
Receivable from FILI	1	—	1	—	—	—
Total assets	25,269	199,123	18,343	202,277	20,894	199,210
Liabilities:
Payable to FILI	—	—	—	—	—	—
Total net assets	$25,269	$199,123	$18,343	$202,277	$20,894	$199,210
Net Assets:
Fidelity Retirement Reserves	$25,269	$—	$18,343	$—	$20,894	$—
Fidelity Income Advantage	—	—	—	—	—	—
Fidelity Personal Retirement	—	199,123	—	202,277	—	199,210
Fidelity Freedom Lifetime Income	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—
Total net assets	$25,269	$199,123	$18,343	$202,277	$20,894	$199,210
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	1,253	—	855	—	957	—
Unit Value	$20.16	$—	$21.45	$—	$21.83	$—
Fidelity Income Advantage:
Units Outstanding	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—
Fidelity Personal Retirement:
Units Outstanding	—	9,665	—	9,260	—	8,856
Highest Value	$—	$27.03	$—	$29.25	$—	$31.30
Lowest Value	$—	$18.54	$—	$19.81	$—	$20.84
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Freedom Lifetime Income I	VIP – Freedom Lifetime Income II	VIP – Freedom Lifetime Income III	VIP – Disciplined Small Cap	VIP – Disciplined Small Cap Investor Class	VIP – FundsManager 20%	VIP – FundsManager 50%
Assets:
Investments at market value	$11,980	$33,718	$29,938	$29,382	$228,375	$717,290	$1,467,691
Receivable from FILI	14	28	11	9	—	50	94
Total assets	11,994	33,746	29,949	29,391	228,375	717,340	1,467,785
Liabilities:
Payable to FILI	—	—	—	—	—	—	—
Total net assets	$11,994	$33,746	$29,949	$29,391	$228,375	$717,340	$1,467,785
Net Assets:
Fidelity Retirement Reserves	$—	$—	$—	$25,259	$—	$50,507	$85,310
Fidelity Income Advantage	—	—	—	4,132	—	10,926	47,205
Fidelity Personal Retirement	—	—	—	—	228,375	644,150	1,208,613
Fidelity Freedom Lifetime Income	11,994	33,746	29,949	—	—	11,757	126,657
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—	—
Total net assets	$11,994	$33,746	$29,949	$29,391	$228,375	$717,340	$1,467,785
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	—	—	—	1,250	—	3,503	5,060
Unit Value	$—	$—	$—	$20.22	$—	$14.41	$16.86
Fidelity Income Advantage:
Units Outstanding	—	—	—	209	—	773	2,863
Unit Value	$—	$—	$—	$19.75	$—	$14.08	$16.47
Fidelity Personal Retirement:
Units Outstanding	—	—	—	—	9,407	43,194	66,631
Highest Value	$—	$—	$—	$—	$39.60	$15.94	$22.47
Lowest Value	$—	$—	$—	$—	$21.35	$13.50	$17.12
Fidelity Freedom Lifetime Income:
Units Outstanding	697	1,786	1,433	—	—	872	8,035
Unit Value	$17.19	$18.88	$20.88	$—	$—	$13.47	$15.76
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – FundsManager 60%	VIP – FundsManager 70%	VIP – FundsManager 85%	VIP – Consumer Staples	VIP – Consumer Staples Investor Class	VIP – Materials	VIP – Materials Investor Class
Assets:
Investments at market value	$1,857,156	$1,324,022	$450,888	$27,330	$236,844	$17,861	$68,916
Receivable from FILI	107	28	64	16	—	11	—
Total assets	1,857,263	1,324,050	450,952	27,346	236,844	17,872	68,916
Liabilities:
Payable to FILI	—	—	—	—	—	—	—
Total net assets	$1,857,263	$1,324,050	$450,952	$27,346	$236,844	$17,872	$68,916
Net Assets:
Fidelity Retirement Reserves	$35,232	$50,725	$29,068	$23,774	$—	$15,514	$—
Fidelity Income Advantage	19,676	29,459	13,545	3,572	—	2,358	—
Fidelity Personal Retirement	906,232	1,212,981	393,168	—	236,844	—	68,916
Fidelity Freedom Lifetime Income	141,074	30,885	15,171	—	—	—	—
Fidelity Growth and Guaranteed Income	755,049	—	—	—	—	—	—
Total net assets	$1,857,263	$1,324,050	$450,952	$27,346	$236,844	$17,872	$68,916
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	2,158	2,823	1,564	927	—	699	—
Unit Value	$16.32	$17.97	$18.58	$25.63	$—	$22.19	$—
Fidelity Income Advantage:
Units Outstanding	1,225	1,678	744	142	—	108	—
Unit Value	$16.01	$17.55	$18.14	$25.08	$—	$21.72	$—
Fidelity Personal Retirement:
Units Outstanding	50,155	61,201	18,838	—	8,888	—	2,934
Highest Value	$25.32	$27.48	$31.61	$—	$33.73	$—	$47.31
Lowest Value	$17.22	$19.16	$19.81	$—	$25.32	$—	$21.75
Fidelity Freedom Lifetime Income:
Units Outstanding	8,474	1,834	868	—	—	—	—
Unit Value	$16.64	$16.84	$17.46	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	25,405	—	—	—	—	—	—
Highest Value	$23.14	$—	$—	$—	$—	$—	$—
Lowest Value	$15.59	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	17,898	—	—	—	—	—	—
Highest Value	$22.82	$—	$—	$—	$—	$—	$—
Lowest Value	$15.35	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIP – Telecommunications	VIP – Telecommunications Investor Class	VIP – Emerging Markets	VIP – Emerging Markets Investor Class	VIP – Floating Rate High Income	VIP – Floating Rate High Income Investor Class	VIF – Emerging Markets Equity
Assets:
Investments at market value	$5,300	$34,376	$19,825	$122,306	$6,041	$154,974	$82,861
Receivable from FILI	4	—	7	—	1	—	16
Total assets	5,304	34,376	19,832	122,306	6,042	154,974	82,877
Liabilities:
Payable to FILI	—	—	—	—	—	—	—
Total net assets	$5,304	$34,376	$19,832	$122,306	$6,042	$154,974	$82,877
Net Assets:
Fidelity Retirement Reserves	$3,957	$—	$17,337	$—	$5,714	$—	$31,575
Fidelity Income Advantage	1,347	—	2,495	—	328	—	3,578
Fidelity Personal Retirement	—	34,376	—	122,306	—	154,974	47,724
Fidelity Freedom Lifetime Income	—	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—	—
Total net assets	$5,304	$34,376	$19,832	$122,306	$6,042	$154,974	$82,877
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	250	—	1,558	—	522	—	965
Unit Value	$15.85	$—	$11.13	$—	$10.94	$—	$32.72
Fidelity Income Advantage:
Units Outstanding	87	—	228	—	30	—	113
Unit Value	$15.51	$—	$10.91	$—	$10.86	$—	$31.51
Fidelity Personal Retirement:
Units Outstanding	—	1,819	—	9,019	—	13,864	3,187
Highest Value	$—	$40.41	$—	$31.06	$—	$11.21	$27.71
Lowest Value	$—	$16.66	$—	$11.64	$—	$11.15	$13.53
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	VIF – Emerging Markets Debt	VIF – Global Strategist	Invesco – V.I. Global Core Equity	WFF – VT Discovery	WFF – VT Opportunity	Lazard – Retirement Emerging Markets	PVIT – Commodity Real Return
Assets:
Investments at market value	$140,221	$30,062	$28,407	$29,086	$20,359	$134,188	$14,782
Receivable from FILI	7	4	6	9	7	5	—
Total assets	140,228	30,066	28,413	29,095	20,366	134,193	14,782
Liabilities:
Payable to FILI	—	—	—	—	—	—	—
Total net assets	$140,228	$30,066	$28,413	$29,095	$20,366	$134,193	$14,782
Net Assets:
Fidelity Retirement Reserves	$14,684	$7,650	$8,470	$25,200	$17,888	$16,119	$77
Fidelity Income Advantage	1,911	2,693	1,925	3,895	2,478	954	23
Fidelity Personal Retirement	123,633	19,723	18,018	—	—	117,120	14,682
Fidelity Freedom Lifetime Income	—	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	—	—	—	—	—	—
Total net assets	$140,228	$30,066	$28,413	$29,095	$20,366	$134,193	$14,782
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	412	413	382	528	381	939	13
Unit Value	$35.68	$18.53	$22.17	$47.73	$46.97	$17.15	$5.94
Fidelity Income Advantage:
Units Outstanding	55	150	90	85	55	57	4
Unit Value	$34.36	$17.85	$21.36	$45.97	$45.24	$16.76	$5.87
Fidelity Personal Retirement:
Units Outstanding	7,490	1,264	1,122	—	—	7,258	2,386
Highest Value	$22.04	$24.05	$23.05	$—	$—	$28.84	$6.18
Lowest Value	$13.96	$14.12	$14.37	$—	$—	$13.45	$6.13
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Assets and Liabilities - continued

December 31, 2017

(In thousands, except per unit data)	Subaccounts Investing In:
	PVIT – Low Duration	PVIT – Real Return	PVIT – Total Return	Blackrock – Global Allocation V.I.	FTVIP – Templeton Global Bond	FTVIP – Franklin U.S. Gov't Securities
Assets:
Investments at market value	$419,602	$191,888	$576,036	$201,648	$99,517	$56,898
Receivable from FILI	5	3	—	2	1	—
Total assets	419,607	191,891	576,036	201,650	99,518	56,898
Liabilities:
Payable to FILI	—	—	1	—	—	—
Total net assets	$419,607	$191,891	$576,035	$201,650	$99,518	$56,898
Net Assets:
Fidelity Retirement Reserves	$34,010	$11,338	$29,710	$7,064	$4,571	$3,587
Fidelity Income Advantage	814	1,330	1,468	778	664	363
Fidelity Personal Retirement	384,783	179,222	544,857	193,808	94,283	52,948
Fidelity Freedom Lifetime Income	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income	—	1	—	—	—	—
Total net assets	$419,607	$191,891	$576,035	$201,650	$99,518	$56,898
Units Outstanding and Unit Value:
Fidelity Retirement Reserves:
Units Outstanding	3,057	902	2,307	530	426	357
Unit Value	$11.13	$12.57	$12.88	$13.32	$10.72	$10.06
Fidelity Income Advantage:
Units Outstanding	74	107	116	59	63	36
Unit Value	$10.94	$12.36	$12.67	$13.17	$10.60	$9.94
Fidelity Personal Retirement:
Units Outstanding	33,709	14,209	41,644	14,045	8,489	5,085
Highest Value	$11.65	$13.15	$13.49	$13.87	$11.16	$10.47
Lowest Value	$11.12	$11.99	$12.46	$13.75	$11.07	$10.38
Fidelity Freedom Lifetime Income:
Units Outstanding	—	—	—	—	—	—
Unit Value	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Single Annuitant):
Units Outstanding	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—
Fidelity Growth and Guaranteed Income (Joint Annuitant):
Units Outstanding	—	—	—	—	—	—
Highest Value	$—	$—	$—	$—	$—	$—
Lowest Value	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Government Money Market	VIP – Government Money Market Investor Class	VIP – High Income	VIP – High Income Investor Class	VIP – Equity-Income	VIP – Equity-Income Investor Class
Income:
Dividends	$1,435	$6,968	$4,807	$20,856	$6,930	$5,495
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	1,504	—	546	—	2,703	—
Administrative and other charges	100	—	36	—	180	—
Total expenses	1,604	—	582	—	2,883	—
Fidelity Income Advantage:
Mortality and expense risk charges	115	—	154	—	409	—
Administrative and other charges	38	—	51	—	136	—
Total expenses	153	—	205	—	545	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	1,439	—	556	—	490
Administrative and other charges	—	532	—	204	—	168
Total expenses	—	1,971	—	760	—	658
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	3	—	—	—	—
Administrative and other charges	—	1	—	—	—	—
Total expenses	—	4	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	39	—	—	—	—
Administrative and other charges	—	11	—	—	—	—
Total expenses	—	50	—	—	—	—
Total expenses	1,757	2,025	787	760	3,428	658
Net investment income (loss)	(322)	4,943	4,020	20,096	3,502	4,837
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	—	—	(6,435)	1,963	(757)	4,793
Realized gain distributions	—	—	—	—	8,585	7,070
Net realized gain (loss) on investments	—	—	(6,435)	1,963	7,828	11,863
Unrealized appreciation (depreciation)	—	—	7,925	4,417	35,364	23,275
Net increase (decrease) in net assets from operations	$(322)	$4,943	$5,510	$26,476	$46,694	$39,975
See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Growth	VIP – Growth Investor Class	VIP – Overseas	VIP – Overseas, Investor Class	VIP – Investment Grade Bond	VIP – Investment Grade Bond Investor Class
Income:
Dividends	$943	$403	$1,284	$3,486	$4,598	$16,403
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	2,993	—	607	—	1,153	—
Administrative and other charges	200	—	40	—	77	—
Total expenses	3,193	—	647	—	1,230	—
Fidelity Income Advantage:
Mortality and expense risk charges	293	—	68	—	322	—
Administrative and other charges	98	—	23	—	108	—
Total expenses	391	—	91	—	430	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	397	—	323	—	967
Administrative and other charges	—	138	—	116	—	334
Total expenses	—	535	—	439	—	1,301
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	3,584	535	738	439	1,660	1,301
Net investment income (loss)	(2,641)	(132)	546	3,047	2,938	15,102
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	9,871	8,814	441	3,379	(480)	536
Realized gain distributions	30,855	18,651	84	240	904	2,876
Net realized gain (loss) on investments	40,726	27,465	525	3,619	424	3,412
Unrealized appreciation (depreciation)	86,162	50,625	21,282	50,624	3,132	7,193
Net increase (decrease) in net assets from operations	$124,247	$77,958	$22,353	$57,290	$6,494	$25,707

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Asset Manager	VIP – Asset Manager Investor Class	VIP – Index 500	VIP – Asset Manager: Growth	VIP – Asset Manager: Growth Investor Class	VIP – Contrafund	VIP – Contrafund Investor Class
Income:
Dividends	$4,026	$3,230	$44,473	$877	$1,233	$8,983	$11,831
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	1,389	—	3,474	431	—	6,164	—
Administrative and other charges	92	—	232	29	—	411	—
Total expenses	1,481	—	3,706	460	—	6,575	—
Fidelity Income Advantage:
Mortality and expense risk charges	250	—	463	98	—	700	—
Administrative and other charges	83	—	154	33	—	233	—
Total expenses	333	—	617	131	—	933	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	266	2,629	—	159	—	1,893
Administrative and other charges	—	86	954	—	50	—	637
Total expenses	—	352	3,583	—	209	—	2,530
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—	—
Total expenses	1,814	352	7,906	591	209	7,508	2,530
Net investment income (loss)	2,212	2,878	36,567	286	1,024	1,475	9,301
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	822	943	78,523	1,070	1,880	21,503	33,334
Realized gain distributions	24,286	18,907	7,435	9,211	12,685	48,112	66,732
Net realized gain (loss) on investments	25,108	19,850	85,958	10,281	14,565	69,615	100,066
Unrealized appreciation (depreciation)	(450)	(822)	345,440	888	1,014	100,547	136,197
Net increase (decrease) in net assets from operations	$26,870	$21,906	$467,965	$11,455	$16,603	$171,637	$245,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Balanced	VIP – Balanced Investor Class	VIP – Dynamic Capital Appreciation	VIP – Dynamic Capital Appreciation Investor Class	VIP – Growth & Income	VIP – Growth & Income Investor Class
Income:
Dividends	$2,306	$33,936	$187	$801	$1,553	$2,401
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	922	—	137	—	778	—
Administrative and other charges	61	—	9	—	52	—
Total expenses	983	—	146	—	830	—
Fidelity Income Advantage:
Mortality and expense risk charges	276	—	28	—	168	—
Administrative and other charges	92	—	9	—	56	—
Total expenses	368	—	37	—	224	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	2,329	—	149	—	306
Administrative and other charges	—	714	—	53	—	103
Total expenses	—	3,043	—	202	—	409
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	8,996	—	—	—	—
Administrative and other charges	—	2,422	—	—	—	—
Total expenses	—	11,418	—	—	—	—
Total expenses	1,351	14,461	183	202	1,054	409
Net investment income (loss)	955	19,475	4	599	499	1,992
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,239	36,359	316	1,039	4,259	6,000
Realized gain distributions	4,010	60,645	1,422	6,715	3,039	4,943
Net realized gain (loss) on investments	6,249	97,004	1,738	7,754	7,298	10,943
Unrealized appreciation (depreciation)	15,455	226,072	2,789	13,724	10,696	18,283
Net increase (decrease) in net assets from operations	$22,659	$342,551	$4,531	$22,077	$18,493	$31,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Growth Opportunities	VIP – Growth Opportunities Investor Class	VIP – Mid Cap	VIP – Mid Cap Investor Class	VIP – Value Strategies	VIP – Value Strategies Investor Class
Income:
Dividends	$244	$471	$2,286	$3,421	$597	$1,165
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	507	—	2,092	—	243	—
Administrative and other charges	34	—	140	—	16	—
Total expenses	541	—	2,232	—	259	—
Fidelity Income Advantage:
Mortality and expense risk charges	101	—	401	—	64	—
Administrative and other charges	33	—	133	—	21	—
Total expenses	134	—	534	—	85	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	280	—	763	—	112
Administrative and other charges	—	99	—	268	—	43
Total expenses	—	379	—	1,031	—	155
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	675	379	2,766	1,031	344	155
Net investment income (loss)	(431)	92	(480)	2,390	253	1,010
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3,897	3,758	3,953	4,674	599	1,607
Realized gain distributions	10,190	23,748	15,104	24,113	9,789	20,496
Net realized gain (loss) on investments	14,087	27,506	19,057	28,787	10,388	22,103
Unrealized appreciation (depreciation)	9,059	28,516	41,284	69,133	(3,749)	(8,317)
Net increase (decrease) in net assets from operations	$22,715	$56,114	$59,861	$100,310	$6,892	$14,796

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Utilities	VIP – Utilities Investor Class	VIP – Technology	VIP – Technology Investor Class	VIP – Energy	VIP – Energy Investor Class
Income:
Dividends	$515	$1,998	$16	$39	$646	$1,729
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	161	—	753	—	282	—
Administrative and other charges	11	—	50	—	19	—
Total expenses	172	—	803	—	301	—
Fidelity Income Advantage:
Mortality and expense risk charges	23	—	97	—	36	—
Administrative and other charges	8	—	33	—	12	—
Total expenses	31	—	130	—	48	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	147	—	528	—	164
Administrative and other charges	—	49	—	193	—	59
Total expenses	—	196	—	721	—	223
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	203	196	933	721	349	223
Net investment income (loss)	312	1,802	(917)	(682)	297	1,506
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	357	2,158	6,789	19,641	(4,166)	(2,132)
Realized gain distributions	—	—	5,211	18,597	20	57
Net realized gain (loss) on investments	357	2,158	12,000	38,238	(4,146)	(2,075)
Unrealized appreciation (depreciation)	3,115	11,182	29,235	101,034	1,045	(6,597)
Net increase (decrease) in net assets from operations	$3,784	$15,142	$40,318	$138,590	$(2,804)	$(7,166)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Health Care	VIP – Health Care Investor Class	VIP – Financial Services	VIP – Financial Services Investor Class	VIP – Industrials	VIP – Industrials Investor Class
Income:
Dividends	$325	$1,060	$251	$940	$271	$929
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	820	—	222	—	248	—
Administrative and other charges	55	—	15	—	16	—
Total expenses	875	—	237	—	264	—
Fidelity Income Advantage:
Mortality and expense risk charges	110	—	25	—	41	—
Administrative and other charges	37	—	9	—	14	—
Total expenses	147	—	34	—	55	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	764	—	176	—	198
Administrative and other charges	—	270	—	67	—	71
Total expenses	—	1,034	—	243	—	269
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	1,022	1,034	271	243	319	269
Net investment income (loss)	(697)	26	(20)	697	(48)	660
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,750	10,185	1,320	8,573	1,131	2,855
Realized gain distributions	455	2,052	318	1,423	1,725	6,406
Net realized gain (loss) on investments	2,205	12,237	1,638	9,996	2,856	9,261
Unrealized appreciation (depreciation)	24,631	102,644	4,138	14,535	3,828	15,499
Net increase (decrease) in net assets from operations	$26,139	$114,907	$5,756	$25,228	$6,636	$25,420

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Consumer Discretionary	VIP – Consumer Discretionary Investor Class	VIP – Real Estate	VIP – Real Estate Investor Class	VIP – Strategic Income	VIP – Strategic Income Investor Class
Income:
Dividends	$107	$515	$716	$3,119	$2,354	$30,583
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	123	—	276	—	482	—
Administrative and other charges	8	—	18	—	32	—
Total expenses	131	—	294	—	514	—
Fidelity Income Advantage:
Mortality and expense risk charges	26	—	38	—	83	—
Administrative and other charges	9	—	13	—	27	—
Total expenses	35	—	51	—	110	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	154	—	257	—	1,328
Administrative and other charges	—	55	—	93	—	471
Total expenses	—	209	—	350	—	1,799
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	166	209	345	350	624	1,799
Net investment income (loss)	(59)	306	371	2,769	1,730	28,784
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	530	3,209	(1,137)	890	326	2,484
Realized gain distributions	—	—	2,677	12,075	381	5,000
Net realized gain (loss) on investments	530	3,209	1,540	12,965	707	7,484
Unrealized appreciation (depreciation)	3,287	17,893	(642)	(9,007)	2,513	31,329
Net increase (decrease) in net assets from operations	$3,758	$21,408	$1,269	$6,727	$4,950	$67,597

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Capital Appreciation	VIP – Capital Appreciation, Investor Class	VIP – Value	VIP – Value Investor Class	VIP – Freedom Income	VIP – Freedom Income Investor Class
Income:
Dividends	$99	$968	$273	$1,650	$184	$1,048
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	122	—	139	—	87	—
Administrative and other charges	8	—	9	—	6	—
Total expenses	130	—	148	—	93	—
Fidelity Income Advantage:
Mortality and expense risk charges	19	—	21	—	—	—
Administrative and other charges	6	—	7	—	—	—
Total expenses	25	—	28	—	—	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	256	—	192	—	111
Administrative and other charges	—	98	—	67	—	34
Total expenses	—	354	—	259	—	145
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	155	354	176	259	93	145
Net investment income (loss)	(56)	614	97	1,391	91	903
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	394	3,700	177	3,086	111	608
Realized gain distributions	—	—	559	3,631	97	632
Net realized gain (loss) on investments	394	3,700	736	6,717	208	1,240
Unrealized appreciation (depreciation)	4,926	52,411	2,059	11,020	548	3,139
Net increase (decrease) in net assets from operations	$5,264	$56,725	$2,892	$19,128	$847	$5,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Freedom 2005	VIP – Freedom 2005 Investor Class	VIP – Freedom 2010	VIP – Freedom 2010 Investor Class	VIP – Freedom 2015	VIP – Freedom 2015 Investor Class
Income:
Dividends	$109	$348	$159	$898	$375	$1,473
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	51	—	81	—	189	—
Administrative and other charges	3	—	5	—	13	—
Total expenses	54	—	86	—	202	—
Fidelity Income Advantage:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	35	—	110	—	180
Administrative and other charges	—	10	—	28	—	49
Total expenses	—	45	—	138	—	229
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	54	45	86	138	202	229
Net investment income (loss)	55	303	73	760	173	1,244
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	51	172	134	749	274	1,461
Realized gain distributions	103	252	214	1,012	655	2,141
Net realized gain (loss) on investments	154	424	348	1,761	929	3,602
Unrealized appreciation (depreciation)	423	1,274	807	4,440	2,222	8,487
Net increase (decrease) in net assets from operations	$632	$2,001	$1,228	$6,961	$3,324	$13,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Freedom 2020	VIP – Freedom 2020 Investor Class	VIP – Freedom 2025	VIP – Freedom 2025 Investor Class	VIP – Freedom 2030	VIP – Freedom 2030 Investor Class
Income:
Dividends	$369	$2,766	$254	$2,712	$275	$2,495
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	189	—	125	—	147	—
Administrative and other charges	13	—	8	—	10	—
Total expenses	202	—	133	—	157	—
Fidelity Income Advantage:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	328	—	307	—	312
Administrative and other charges	—	93	—	89	—	87
Total expenses	—	421	—	396	—	399
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	202	421	133	396	157	399
Net investment income (loss)	167	2,345	121	2,316	118	2,096
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	465	4,098	183	3,554	276	2,845
Realized gain distributions	688	3,908	420	4,181	668	5,128
Net realized gain (loss) on investments	1,153	8,006	603	7,735	944	7,973
Unrealized appreciation (depreciation)	2,330	17,168	1,803	18,220	2,444	21,687
Net increase (decrease) in net assets from operations	$3,650	$27,519	$2,527	$28,271	$3,506	$31,756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Freedom Lifetime Income I	VIP – Freedom Lifetime Income II	VIP – Freedom Lifetime Income III	VIP – Disciplined Small Cap	VIP – Disciplined Small Cap Investor Class	VIP – FundsManager 20%	VIP – FundsManager 50%
Income:
Dividends	$239	$573	$503	$229	$1,463	$9,173	$16,427
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	—	—	—	217	—	383	630
Administrative and other charges	—	—	—	14	—	26	42
Total expenses	—	—	—	231	—	409	672
Fidelity Income Advantage:
Mortality and expense risk charges	—	—	—	35	—	90	354
Administrative and other charges	—	—	—	12	—	30	118
Total expenses	—	—	—	47	—	120	472
Fidelity Personal Retirement:
Mortality and expense risk charges	—	—	—	—	319	1,000	1,878
Administrative and other charges	—	—	—	—	117	305	560
Total expenses	—	—	—	—	436	1,305	2,438
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	61	169	145	—	—	59	615
Administrative and other charges	12	34	29	—	—	12	123
Total expenses	73	203	174	—	—	71	738
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—	—
Total expenses	73	203	174	278	436	1,905	4,320
Net investment income (loss)	166	370	329	(49)	1,027	7,268	12,107
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	68	524	288	1,562	8,274	3,566	23,129
Realized gain distributions	149	610	751	943	6,057	3,988	8,855
Net realized gain (loss) on investments	217	1,134	1,039	2,505	14,331	7,554	31,984
Unrealized appreciation (depreciation)	443	2,203	2,669	(760)	(1,543)	31,590	135,326
Net increase (decrease) in net assets from operations	$826	$3,707	$4,037	$1,696	$13,815	$46,412	$179,417
See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – FundsManager 60%	VIP – FundsManager 70%	VIP – FundsManager 85%	VIP – Consumer Staples	VIP – Consumer Staples Investor Class	VIP – Materials	VIP – Materials Investor Class
Income:
Dividends	$19,513	$11,421	$3,157	$429	$3,613	$141	$495
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	261	365	208	203	—	101	—
Administrative and other charges	17	24	14	14	—	7	—
Total expenses	278	389	222	217	—	108	—
Fidelity Income Advantage:
Mortality and expense risk charges	145	214	96	31	—	12	—
Administrative and other charges	48	71	32	10	—	4	—
Total expenses	193	285	128	41	—	16	—
Fidelity Personal Retirement:
Mortality and expense risk charges	1,321	1,781	575	—	376	—	79
Administrative and other charges	407	544	177	—	126	—	29
Total expenses	1,728	2,325	752	—	502	—	108
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	677	144	73	—	—	—	—
Administrative and other charges	134	29	15	—	—	—	—
Total expenses	811	173	88	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	7,344	—	—	—	—	—	—
Administrative and other charges	1,903	—	—	—	—	—	—
Total expenses	9,247	—	—	—	—	—	—
Total expenses	12,257	3,172	1,190	258	502	124	108
Net investment income (loss)	7,256	8,249	1,967	171	3,111	17	387
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	43,752	21,863	9,407	899	9,585	273	1,664
Realized gain distributions	36,931	8,722	3,993	—	—	259	986
Net realized gain (loss) on investments	80,683	30,585	13,400	899	9,585	532	2,650
Unrealized appreciation (depreciation)	174,185	164,615	67,578	2,957	20,449	2,690	9,762
Net increase (decrease) in net assets from operations	$262,124	$203,449	$82,945	$4,027	$33,145	$3,239	$12,799

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIP – Telecommunications	VIP – Telecommunications Investor Class	VIP – Emerging Markets	VIP – Emerging Markets Investor Class	VIP – Floating Rate High Income	VIP – Floating Rate High Income Investor Class
Income:
Dividends	$162	$970	$110	$578	$181	$4,648
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	61	—	84	—	44	—
Administrative and other charges	4	—	6	—	3	—
Total expenses	65	—	90	—	47	—
Fidelity Income Advantage:
Mortality and expense risk charges	18	—	10	—	3	—
Administrative and other charges	6	—	4	—	1	—
Total expenses	24	—	14	—	4	—
Fidelity Personal Retirement:
Mortality and expense risk charges	—	70	—	97	—	179
Administrative and other charges	—	26	—	35	—	73
Total expenses	—	96	—	132	—	252
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	89	96	104	132	51	252
Net investment income (loss)	73	874	6	446	130	4,396
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	545	3,558	659	2,150	39	503
Realized gain distributions	169	818	19	107	—	—
Net realized gain (loss) on investments	714	4,376	678	2,257	39	503
Unrealized appreciation (depreciation)	(865)	(5,004)	3,528	21,446	14	158
Net increase (decrease) in net assets from operations	$(78)	$246	$4,212	$24,149	$183	$5,057

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	VIF – Emerging Markets Equity	VIF – Emerging Markets Debt	VIF – Global Strategist	Invesco V.I. – Global Core Equity	WFF – VT Discovery	WFF – VT Opportunity
Income:
Dividends	$550	$7,584	$324	$294	$—	$130
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	218	113	56	60	176	128
Administrative and other charges	15	8	4	4	12	8
Total expenses	233	121	60	64	188	136
Fidelity Income Advantage:
Mortality and expense risk charges	26	16	19	14	28	18
Administrative and other charges	8	5	7	4	9	6
Total expenses	34	21	26	18	37	24
Fidelity Personal Retirement:
Mortality and expense risk charges	55	157	28	23	—	—
Administrative and other charges	20	61	9	7	—	—
Total expenses	75	218	37	30	—	—
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—
Total expenses	342	360	123	112	225	160
Net investment income (loss)	208	7,224	201	182	(225)	(30)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(260)	(19)	(678)	759	57	160
Realized gain distributions	—	—	418	—	1,409	1,558
Net realized gain (loss) on investments	(260)	(19)	(260)	759	1,466	1,718
Unrealized appreciation (depreciation)	20,665	5,110	4,210	4,067	5,403	1,749
Net increase (decrease) in net assets from operations	$20,613	$12,315	$4,151	$5,008	$6,644	$3,437

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Operations - continued

For the year ended December 31, 2017

(In thousands)	Subaccounts Investing In:
	Lazard – Retirement Emerging Markets	PVIT – Commodity Real Return	PVIT – Low Duration	PVIT – Real Return	PVIT – Total Return	Blackrock – Global Allocation V.I.	FTVIP – Templeton Global Bond	FTVIP – Franklin U.S. Gov't Securities
Income:
Dividends	$2,554	$1,703	$5,858	$4,691	$11,313	$2,277	$—	$1,565
Expenses:
Fidelity Retirement Reserves:
Mortality and expense risk charges	116	1	260	87	222	50	34	31
Administrative and other charges	8	—	17	6	15	3	2	2
Total expenses	124	1	277	93	237	53	36	33
Fidelity Income Advantage:
Mortality and expense risk charges	8	—	7	10	11	6	5	3
Administrative and other charges	3	—	2	4	4	2	2	1
Total expenses	11	—	9	14	15	8	7	4
Fidelity Personal Retirement:
Mortality and expense risk charges	149	19	549	250	778	259	136	82
Administrative and other charges	55	8	201	92	265	91	48	28
Total expenses	204	27	750	342	1,043	350	184	110
Fidelity Freedom Lifetime Income:
Mortality and expense risk charges	—	—	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—	—	—
Fidelity Growth and Guaranteed Income:
Mortality and expense risk charges	—	—	—	—	—	—	—	—
Administrative and other charges	—	—	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—	—	—
Total expenses	339	28	1,036	449	1,295	411	227	147
Net investment income (loss)	2,215	1,675	4,822	4,242	10,018	1,866	(227)	1,418
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,236	(62)	(510)	(830)	(388)	640	(706)	(430)
Realized gain distributions	—	—	—	—	—	2,001	331	—
Net realized gain (loss) on investments	1,236	(62)	(510)	(830)	(388)	2,641	(375)	(430)
Unrealized appreciation (depreciation)	26,732	(1,362)	504	3,208	15,704	19,067	2,451	(314)
Net increase (decrease) in net assets from operations	$30,183	$251	$4,816	$6,620	$25,334	$23,574	$1,849	$674

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Government Money Market		VIP – Government Money Market Investor Class		VIP – High Income		VIP – High Income Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$(322)	$(1,543)	$4,943	$(169)	$4,020	$4,174	$20,096	$19,350
Net realized gain (loss) on investments	—	—	—	—	(6,435)	(2,596)	1,963	3,354
Unrealized appreciation (depreciation)	—	—	—	—	7,925	10,361	4,417	27,362
Net increase (decrease) in net assets from operations	(322)	(1,543)	4,943	(169)	5,510	11,939	26,476	50,066
Contract Transactions:
Payments received from contract owners	2,465	2,411	892,393	823,081	246	367	7,696	6,675
Transfers between sub-accounts and the fixed account, net	21,953	44,286	(565,945)	(289,883)	(5,628)	254	(21,796)	18,702
Contract benefits	(4,179)	(5,795)	(59,839)	(51,914)	(3,054)	(3,043)	(416)	(167)
Contract terminations	(48,207)	(59,861)	(261,061)	(348,173)	(3,639)	(4,127)	(11,717)	(14,660)
Contract maintenance charges	(56)	(67)	—	—	(14)	(15)	—	—
Other transfers (to) from FILI, net	91	(108)	10	—	(136)	(164)	14	1
Net increase (decrease) in net assets from contract transactions	(27,933)	(19,134)	5,558	133,111	(12,225)	(6,728)	(26,219)	10,551
Total increase (decrease) in net assets	(28,255)	(20,677)	10,501	132,942	(6,715)	5,211	257	60,617
Net Assets:
Beginning of period	233,139	253,816	1,067,744	934,802	96,548	91,337	391,835	331,218
End of period	$204,884	$233,139	$1,078,245	$1,067,744	$89,833	$96,548	$392,092	$391,835
(In thousands)	Subaccounts Investing In:
	VIP – Equity-Income		VIP – Equity-Income Investor Class		VIP – Growth		VIP – Growth Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$3,502	$5,685	$4,837	$6,100	$(2,641)	$(3,027)	$(132)	$(428)
Net realized gain (loss) on investments	7,828	28,374	11,863	19,347	40,726	43,999	27,465	30,698
Unrealized appreciation (depreciation)	35,364	27,572	23,275	19,504	86,162	(42,060)	50,625	(28,864)
Net increase (decrease) in net assets from operations	46,694	61,631	39,975	44,951	124,247	(1,088)	77,958	1,406
Contract Transactions:
Payments received from contract owners	910	563	5,922	5,961	1,253	900	4,986	2,945
Transfers between sub-accounts and the fixed account, net	(14,693)	(7,337)	(15,065)	28,340	(1,983)	(18,866)	61,011	(11,432)
Contract benefits	(11,049)	(9,759)	(642)	(130)	(8,231)	(7,132)	(180)	(29)
Contract terminations	(17,040)	(15,097)	(10,552)	(7,886)	(17,043)	(13,597)	(9,782)	(4,610)
Contract maintenance charges	(62)	(64)	—	—	(79)	(79)	—	—
Other transfers (to) from FILI, net	(251)	(138)	2	4	(197)	(62)	8	—
Net increase (decrease) in net assets from contract transactions	(42,185)	(31,832)	(20,335)	26,289	(26,280)	(38,836)	56,043	(13,126)
Total increase (decrease) in net assets	4,509	29,799	19,640	71,240	97,967	(39,924)	134,001	(11,720)
Net Assets:
Beginning of period	415,164	385,365	327,035	255,795	375,597	415,521	213,822	225,542
End of period	$419,673	$415,164	$346,675	$327,035	$473,564	$375,597	$347,823	$213,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Overseas		VIP – Overseas, Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$546	$465	$3,047	$2,190
Net realized gain (loss) on investments	525	(1,306)	3,619	878
Unrealized appreciation (depreciation)	21,282	(4,606)	50,624	(13,445)
Net increase (decrease) in net assets from operations	22,353	(5,447)	57,290	(10,377)
Contract Transactions:
Payments received from contract owners	250	328	5,171	3,067
Transfers between sub-accounts and the fixed account, net	1,686	(6,931)	48,921	(8,455)
Contract benefits	(1,428)	(1,479)	(225)	(103)
Contract terminations	(3,988)	(3,485)	(8,532)	(4,876)
Contract maintenance charges	(16)	(17)	—	—
Other transfers (to) from FILI, net	(45)	(107)	(2)	3
Net increase (decrease) in net assets from contract transactions	(3,541)	(11,691)	45,333	(10,364)
Total increase (decrease) in net assets	18,812	(17,138)	102,623	(20,741)
Net Assets:
Beginning of period	77,777	94,915	176,435	197,176
End of period	$96,589	$77,777	$279,058	$176,435

(In thousands)	Subaccounts Investing In:
	VIP – Investment Grade Bond		VIP – Investment Grade Bond Investor Class		VIP – Asset Manager		VIP – Asset Manager Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$2,938	$3,044	$15,102	$14,055	$2,212	$1,343	$2,878	$1,957
Net realized gain (loss) on investments	424	126	3,412	1,944	25,108	9,377	19,850	8,008
Unrealized appreciation (depreciation)	3,132	4,970	7,193	7,781	(450)	(6,137)	(822)	(5,356)
Net increase (decrease) in net assets from operations	6,494	8,140	25,707	23,780	26,870	4,583	21,906	4,609
Contract Transactions:
Payments received from contract owners	397	844	19,989	29,689	427	736	6,132	2,495
Transfers between sub-accounts and the fixed account, net	(5,680)	1,866	35,922	90,122	(4,291)	(4,529)	6,522	(6,825)
Contract benefits	(6,228)	(7,413)	(552)	(901)	(7,869)	(6,838)	(62)	(714)
Contract terminations	(9,698)	(9,659)	(25,070)	(32,855)	(8,164)	(8,646)	(6,599)	(6,901)
Contract maintenance charges	(28)	(32)	—	—	(35)	(38)	—	—
Other transfers (to) from FILI, net	(63)	(471)	5	3	(220)	(82)	(1)	—
Net increase (decrease) in net assets from contract transactions	(21,300)	(14,865)	30,294	86,058	(20,152)	(19,397)	5,992	(11,945)
Total increase (decrease) in net assets	(14,806)	(6,725)	56,001	109,838	6,718	(14,814)	27,898	(7,336)
Net Assets:
Beginning of period	204,106	210,831	644,812	534,974	213,632	228,446	161,111	168,447
End of period	$189,300	$204,106	$700,813	$644,812	$220,350	$213,632	$189,009	$161,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Index 500		VIP – Asset Manager: Growth		VIP – Asset Manager: Growth Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$36,567	$23,293	$286	$359	$1,024	$1,010
Net realized gain (loss) on investments	85,958	41,292	10,281	1,919	14,565	3,723
Unrealized appreciation (depreciation)	345,440	141,049	888	(1,339)	1,014	(2,974)
Net increase (decrease) in net assets from operations	467,965	205,634	11,455	939	16,603	1,759
Contract Transactions:
Payments received from contract owners	55,042	49,131	139	170	2,085	2,052
Transfers between sub-accounts and the fixed account, net	132,768	235,947	(1,214)	(1,851)	4,149	(7,805)
Contract benefits	(11,109)	(10,612)	(2,319)	(1,845)	—	—
Contract terminations	(59,398)	(44,776)	(3,193)	(2,704)	(7,205)	(4,331)
Contract maintenance charges	(83)	(80)	(13)	(14)	—	—
Other transfers (to) from FILI, net	(90)	(132)	(12)	(241)	(4)	1
Net increase (decrease) in net assets from contract transactions	117,130	229,478	(6,612)	(6,485)	(975)	(10,083)
Total increase (decrease) in net assets	585,095	435,112	4,843	(5,546)	15,628	(8,324)
Net Assets:
Beginning of period	2,127,277	1,692,165	67,849	73,395	91,347	99,671
End of period	$2,712,372	$2,127,277	$72,692	$67,849	$106,975	$91,347

(In thousands)	Subaccounts Investing In:
	VIP – Contrafund		VIP – Contrafund Investor Class		VIP – Balanced		VIP – Balanced Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$1,475	$(284)	$9,301	$6,199	$955	$674	$19,475	$13,242
Net realized gain (loss) on investments	69,615	83,332	100,066	106,480	6,249	4,835	97,004	77,043
Unrealized appreciation (depreciation)	100,547	(25,005)	136,197	(29,901)	15,455	3,540	226,072	42,404
Net increase (decrease) in net assets from operations	171,637	58,043	245,564	82,778	22,659	9,049	342,551	132,689
Contract Transactions:
Payments received from contract owners	2,181	1,899	17,568	17,882	690	433	64,686	56,082
Transfers between sub-accounts and the fixed account, net	(39,113)	(48,651)	(25,493)	(23,276)	2,317	(5,656)	112,715	84,629
Contract benefits	(17,098)	(17,048)	(811)	(776)	(5,451)	(4,763)	(1,306)	(2,349)
Contract terminations	(32,374)	(30,118)	(38,993)	(31,136)	(4,504)	(5,039)	(153,157)	(157,098)
Contract maintenance charges	(161)	(165)	—	—	(19)	(20)	—	—
Other transfers (to) from FILI, net	(510)	(283)	10	5	(114)	34	63	38
Net increase (decrease) in net assets from contract transactions	(87,075)	(94,366)	(47,719)	(37,301)	(7,081)	(15,011)	23,001	(18,698)
Total increase (decrease) in net assets	84,562	(36,323)	197,845	45,477	15,578	(5,962)	365,552	113,991
Net Assets:
Beginning of period	860,104	896,427	1,149,056	1,103,579	149,344	155,306	2,176,764	2,062,773
End of period	$944,666	$860,104	$1,346,901	$1,149,056	$164,922	$149,344	$2,542,316	$2,176,764

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Dynamic Capital Appreciation		VIP – Dynamic Capital Appreciation Investor Class		VIP – Growth & Income		VIP – Growth & Income Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$4	$(10)	$599	$652	$499	$998	$1,992	$2,549
Net realized gain (loss) on investments	1,738	1,914	7,754	6,632	7,298	8,408	10,943	10,339
Unrealized appreciation (depreciation)	2,789	(1,808)	13,724	(6,366)	10,696	6,505	18,283	9,123
Net increase (decrease) in net assets from operations	4,531	96	22,077	918	18,493	15,911	31,218	22,011
Contract Transactions:
Payments received from contract owners	38	65	548	1,812	547	452	6,298	3,628
Transfers between sub-accounts and the fixed account, net	(3,668)	(8,316)	(16,023)	(44,479)	(3,955)	(1,380)	(5,968)	17,852
Contract benefits	(741)	(682)	(30)	(72)	(3,792)	(3,307)	(103)	(67)
Contract terminations	(601)	(1,175)	(3,415)	(3,587)	(5,373)	(4,274)	(6,193)	(4,619)
Contract maintenance charges	(3)	(4)	—	—	(23)	(23)	—	—
Other transfers (to) from FILI, net	(37)	17	1	—	(147)	(124)	—	—
Net increase (decrease) in net assets from contract transactions	(5,012)	(10,095)	(18,919)	(46,326)	(12,743)	(8,656)	(5,966)	16,794
Total increase (decrease) in net assets	(481)	(9,999)	3,158	(45,408)	5,750	7,255	25,252	38,805
Net Assets:
Beginning of period	22,745	32,744	105,229	150,637	123,569	116,314	188,088	149,283
End of period	$22,264	$22,745	$108,387	$105,229	$129,319	$123,569	$213,340	$188,088
(In thousands)	Subaccounts Investing In:
	VIP – Growth Opportunities		VIP – Growth Opportunities Investor Class		VIP – Mid Cap		VIP – Mid Cap Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$(431)	$(412)	$92	$21	$(480)	$(1,070)	$2,390	$1,201
Net realized gain (loss) on investments	14,087	7,579	27,506	9,571	19,057	22,051	28,787	32,544
Unrealized appreciation (depreciation)	9,059	(8,398)	28,516	(12,350)	41,284	12,325	69,133	18,616
Net increase (decrease) in net assets from operations	22,715	(1,231)	56,114	(2,758)	59,861	33,306	100,310	52,361
Contract Transactions:
Payments received from contract owners	196	185	2,386	2,090	518	442	6,244	4,856
Transfers between sub-accounts and the fixed account, net	(1,120)	(15,385)	9,226	(78,788)	(18,064)	(17,798)	(4,468)	(12,003)
Contract benefits	(1,968)	(1,899)	(161)	(115)	(8,327)	(8,897)	(317)	(171)
Contract terminations	(3,261)	(3,153)	(5,066)	(8,042)	(11,204)	(10,298)	(16,790)	(10,958)
Contract maintenance charges	(14)	(15)	—	—	(53)	(55)	—	—
Other transfers (to) from FILI, net	82	(49)	1	1	113	(471)	6	4
Net increase (decrease) in net assets from contract transactions	(6,085)	(20,316)	6,386	(84,854)	(37,017)	(37,077)	(15,325)	(18,272)
Total increase (decrease) in net assets	16,630	(21,547)	62,500	(87,612)	22,844	(3,771)	84,985	34,089
Net Assets:
Beginning of period	70,795	92,342	162,076	249,688	322,341	326,112	494,945	460,856
End of period	$87,425	$70,795	$224,576	$162,076	$345,185	$322,341	$579,930	$494,945

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Value Strategies		VIP – Value Strategies Investor Class		VIP – Utilities		VIP – Utilities Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$253	$99	$1,010	$809	$312	$185	$1,802	$1,384
Net realized gain (loss) on investments	10,388	900	22,103	3,975	357	1,605	2,158	3,176
Unrealized appreciation (depreciation)	(3,749)	2,568	(8,317)	3,720	3,115	892	11,182	3,060
Net increase (decrease) in net assets from operations	6,892	3,567	14,796	8,504	3,784	2,682	15,142	7,620
Contract Transactions:
Payments received from contract owners	51	94	612	714	106	102	2,564	5,509
Transfers between sub-accounts and the fixed account, net	(3,378)	(3,978)	(11,902)	(14,604)	(2,121)	3,017	(5,671)	27,464
Contract benefits	(1,125)	(1,303)	(104)	(46)	(533)	(679)	(163)	(25)
Contract terminations	(2,020)	(1,683)	(3,872)	(2,713)	(1,132)	(1,229)	(4,477)	(3,375)
Contract maintenance charges	(6)	(7)	—	—	(5)	(64)	(11)	(46)
Other transfers (to) from FILI, net	87	(38)	(1)	—	36	(160)	—	—
Net increase (decrease) in net assets from contract transactions	(6,391)	(6,915)	(15,267)	(16,649)	(3,649)	987	(7,758)	29,527
Total increase (decrease) in net assets	501	(3,348)	(471)	(8,145)	135	3,669	7,384	37,147
Net Assets:
Beginning of period	41,201	44,549	86,934	95,079	24,014	20,345	89,636	52,489
End of period	$41,702	$41,201	$86,463	$86,934	$24,149	$24,014	$97,020	$89,636
(In thousands)	Subaccounts Investing In:
	VIP – Technology		VIP – Technology Investor Class		VIP – Energy		VIP – Energy Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$(917)	$(434)	$(682)	$(243)	$297	$(57)	$1,506	$579
Net realized gain (loss) on investments	12,000	3,212	38,238	8,258	(4,146)	(1,220)	(2,075)	1,360
Unrealized appreciation (depreciation)	29,235	2,275	101,034	10,987	1,045	14,541	(6,597)	30,294
Net increase (decrease) in net assets from operations	40,318	5,053	138,590	19,002	(2,804)	13,264	(7,166)	32,233
Contract Transactions:
Payments received from contract owners	399	55	11,328	4,689	149	108	2,099	4,702
Transfers between sub-accounts and the fixed account, net	38,924	(1,398)	125,341	(10,228)	(12,821)	5,158	(28,085)	25,940
Contract benefits	(1,786)	(958)	(247)	(68)	(1,161)	(1,085)	(47)	(129)
Contract terminations	(4,694)	(1,731)	(13,304)	(4,933)	(1,278)	(1,675)	(4,304)	(3,320)
Contract maintenance charges	(31)	(20)	(56)	(34)	(18)	(20)	(32)	(29)
Other transfers (to) from FILI, net	228	(15)	(2)	2	9	16	(4)	4
Net increase (decrease) in net assets from contract transactions	33,040	(4,067)	123,060	(10,572)	(15,120)	2,502	(30,373)	27,168
Total increase (decrease) in net assets	73,358	986	261,650	8,430	(17,924)	15,766	(37,539)	59,401
Net Assets:
Beginning of period	63,804	62,818	229,140	220,710	58,053	42,287	149,211	89,810
End of period	$137,162	$63,804	$490,790	$229,140	$40,129	$58,053	$111,672	$149,211
See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Health Care		VIP – Health Care Investor Class		VIP – Financial Services		VIP – Financial Services Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$(697)	$(1,038)	$26	$(679)	$(20)	$67	$697	$449
Net realized gain (loss) on investments	2,205	21,828	12,237	73,403	1,638	(861)	9,996	(131)
Unrealized appreciation (depreciation)	24,631	(41,794)	102,644	(148,460)	4,138	3,718	14,535	12,400
Net increase (decrease) in net assets from operations	26,139	(21,004)	114,907	(75,736)	5,756	2,924	25,228	12,718
Contract Transactions:
Payments received from contract owners	866	478	9,273	10,791	63	271	2,979	1,412
Transfers between sub-accounts and the fixed account, net	(19,540)	(55,661)	(58,637)	(182,871)	(3,062)	17,215	33,251	25,208
Contract benefits	(2,465)	(2,878)	(266)	(317)	(335)	(237)	(121)	(7)
Contract terminations	(4,673)	(6,381)	(15,226)	(17,725)	(617)	(557)	(6,422)	(2,063)
Contract maintenance charges	(29)	(41)	(26)	(78)	(13)	(7)	(27)	(10)
Other transfers (to) from FILI, net	202	(252)	12	(1)	45	(52)	2	3
Net increase (decrease) in net assets from contract transactions	(25,639)	(64,735)	(64,870)	(190,201)	(3,919)	16,633	29,662	24,543
Total increase (decrease) in net assets	500	(85,739)	50,037	(265,937)	1,837	19,557	54,890	37,261
Net Assets:
Beginning of period	118,217	203,956	486,468	752,405	38,325	18,768	118,002	80,741
End of period	$118,717	$118,217	$536,505	$486,468	$40,162	$38,325	$172,892	$118,002
(In thousands)	Subaccounts Investing In:
	VIP – Industrials		VIP – Industrials Investor Class		VIP – Consumer Discretionary		VIP – Consumer Discretionary Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$(48)	$(37)	$660	$550	$(59)	$(56)	$306	$533
Net realized gain (loss) on investments	2,856	3,600	9,261	10,328	530	423	3,209	2,783
Unrealized appreciation (depreciation)	3,828	866	15,499	3,566	3,287	225	17,893	1,067
Net increase (decrease) in net assets from operations	6,636	4,429	25,420	14,444	3,758	592	21,408	4,383
Contract Transactions:
Payments received from contract owners	217	33	3,092	2,953	113	132	1,777	2,336
Transfers between sub-accounts and the fixed account, net	(3,184)	3,090	(6,600)	25,107	(4,145)	(14,710)	(17,197)	(42,262)
Contract benefits	(867)	(661)	(41)	(65)	(535)	(615)	(285)	—
Contract terminations	(1,293)	(1,100)	(3,108)	(2,568)	(888)	(848)	(3,477)	(3,551)
Contract maintenance charges	(7)	(7)	(7)	(5)	(5)	(14)	(8)	(29)
Other transfers (to) from FILI, net	11	26	9	(1)	27	67	1	—
Net increase (decrease) in net assets from contract transactions	(5,123)	1,381	(6,655)	25,421	(5,433)	(15,988)	(19,189)	(43,506)
Total increase (decrease) in net assets	1,513	5,810	18,765	39,865	(1,675)	(15,396)	2,219	(39,123)
Net Assets:
Beginning of period	38,550	32,740	135,052	95,187	21,659	37,055	111,490	150,613
End of period	$40,063	$38,550	$153,817	$135,052	$19,984	$21,659	$113,709	$111,490

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Real Estate		VIP – Real Estate Investor Class		VIP – Strategic Income		VIP – Strategic Income Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$371	$258	$2,769	$2,478	$1,730	$1,907	$28,784	$29,031
Net realized gain (loss) on investments	1,540	64	12,965	6,326	707	(99)	7,484	(195)
Unrealized appreciation (depreciation)	(642)	1,668	(9,007)	260	2,513	3,359	31,329	35,717
Net increase (decrease) in net assets from operations	1,269	1,990	6,727	9,064	4,950	5,167	67,597	64,553
Contract Transactions:
Payments received from contract owners	99	205	2,004	5,987	796	484	23,794	22,855
Transfers between sub-accounts and the fixed account, net	(8,637)	(3,192)	(39,402)	9	3,267	(2,554)	56,417	(13,902)
Contract benefits	(880)	(981)	(300)	(81)	(1,727)	(1,870)	(1,034)	(1,058)
Contract terminations	(2,094)	(1,827)	(8,499)	(8,447)	(3,678)	(3,683)	(30,884)	(40,967)
Contract maintenance charges	(8)	(11)	—	—	(12)	(10)	—	—
Other transfers (to) from FILI, net	57	(20)	1	2	129	35	6	5
Net increase (decrease) in net assets from contract transactions	(11,463)	(5,826)	(46,196)	(2,530)	(1,225)	(7,598)	48,299	(33,067)
Total increase (decrease) in net assets	(10,194)	(3,836)	(39,469)	6,534	3,725	(2,431)	115,896	31,486
Net Assets:
Beginning of period	47,388	51,224	208,993	202,459	71,497	73,928	874,097	842,611
End of period	$37,194	$47,388	$169,524	$208,993	$75,222	$71,497	$989,993	$874,097

(In thousands)	Subaccounts Investing In:
	VIP – International Capital Appreciation		VIP – International Capital Appreciation, Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$(56)	$1	$614	$950
Net realized gain (loss) on investments	394	(65)	3,700	2,865
Unrealized appreciation (depreciation)	4,926	(463)	52,411	(8,826)
Net increase (decrease) in net assets from operations	5,264	(527)	56,725	(5,011)
Contract Transactions:
Payments received from contract owners	258	4	9,910	5,057
Transfers between sub-accounts and the fixed account, net	5,618	(1,787)	58,646	(5,348)
Contract benefits	(250)	(220)	(79)	(91)
Contract terminations	(551)	(386)	(8,029)	(3,791)
Contract maintenance charges	(3)	(2)	—	—
Other transfers (to) from FILI, net	28	10	2	—
Net increase (decrease) in net assets from contract transactions	5,100	(2,381)	60,450	(4,173)
Total increase (decrease) in net assets	10,364	(2,908)	117,175	(9,184)
Net Assets:
Beginning of period	13,178	16,086	141,608	150,792
End of period	$23,542	$13,178	$258,783	$141,608

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Value		VIP – Value Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$97	$36	$1,391	$1,062
Net realized gain (loss) on investments	736	124	6,717	1,914
Unrealized appreciation (depreciation)	2,059	2,102	11,020	11,036
Net increase (decrease) in net assets from operations	2,892	2,262	19,128	14,012
Contract Transactions:
Payments received from contract owners	43	163	1,827	3,801
Transfers between sub-accounts and the fixed account, net	(2,129)	(1,001)	(11,864)	8,536
Contract benefits	(605)	(688)	(99)	(9)
Contract terminations	(1,085)	(1,131)	(7,044)	(4,115)
Contract maintenance charges	(3)	(4)	—	—
Other transfers (to) from FILI, net	(53)	2	2	2
Net increase (decrease) in net assets from contract transactions	(3,832)	(2,659)	(17,178)	8,215
Total increase (decrease) in net assets	(940)	(397)	1,950	22,227
Net Assets:
Beginning of period	21,913	22,310	135,513	113,286
End of period	$20,973	$21,913	$137,463	$135,513
(In thousands)	Subaccounts Investing In:
	VIP – Freedom Income		VIP – Freedom Income Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$91	$72	$903	$798
Net realized gain (loss) on investments	208	157	1,240	970
Unrealized appreciation (depreciation)	548	187	3,139	791
Net increase (decrease) in net assets from operations	847	416	5,282	2,559
Contract Transactions:
Payments received from contract owners	253	21	1,428	1,099
Transfers between sub-accounts and the fixed account, net	553	283	3,537	3,416
Contract benefits	(103)	(84)	(65)	(34)
Contract terminations	(700)	(474)	(3,391)	(3,933)
Contract maintenance charges	(2)	(2)	—	—
Other transfers (to) from FILI, net	(12)	18	1	1
Net increase (decrease) in net assets from contract transactions	(11)	(238)	1,510	549
Total increase (decrease) in net assets	836	178	6,792	3,108
Net Assets:
Beginning of period	11,183	11,005	63,924	60,816
End of period	$12,019	$11,183	$70,716	$63,924

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Freedom 2005		VIP – Freedom 2005 Investor Class		VIP – Freedom 2010		VIP – Freedom 2010 Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$55	$40	$303	$208	$73	$68	$760	$678
Net realized gain (loss) on investments	154	96	424	332	348	311	1,761	1,518
Unrealized appreciation (depreciation)	423	117	1,274	213	807	93	4,440	504
Net increase (decrease) in net assets from operations	632	253	2,001	753	1,228	472	6,961	2,700
Contract Transactions:
Payments received from contract owners	167	13	408	710	1	2	1,182	828
Transfers between sub-accounts and the fixed account, net	1,242	(119)	6,541	(648)	(399)	(817)	2,219	(276)
Contract benefits	(198)	(14)	—	(16)	(143)	(192)	(201)	(263)
Contract terminations	(327)	(451)	(1,195)	(1,549)	(423)	(703)	(2,962)	(2,856)
Contract maintenance charges	(1)	(1)	—	—	(3)	(3)	—	—
Other transfers (to) from FILI, net	1	1	—	—	3	4	(1)	1
Net increase (decrease) in net assets from contract transactions	884	(571)	5,754	(1,503)	(964)	(1,709)	237	(2,566)
Total increase (decrease) in net assets	1,516	(318)	7,755	(750)	264	(1,237)	7,198	134
Net Assets:
Beginning of period	5,861	6,179	16,834	17,584	10,312	11,549	53,982	53,848
End of period	$7,377	$5,861	$24,589	$16,834	$10,576	$10,312	$61,180	$53,982
(In thousands)	Subaccounts Investing In:
	VIP – Freedom 2015		VIP – Freedom 2015 Investor Class		VIP – Freedom 2020		VIP – Freedom 2020 Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$173	$166	$1,244	$1,152	$167	$170	$2,345	$2,149
Net realized gain (loss) on investments	929	892	3,602	3,040	1,153	996	8,006	5,808
Unrealized appreciation (depreciation)	2,222	168	8,487	590	2,330	47	17,168	1,229
Net increase (decrease) in net assets from operations	3,324	1,226	13,333	4,782	3,650	1,213	27,519	9,186
Contract Transactions:
Payments received from contract owners	22	52	1,685	2,211	69	160	7,778	5,861
Transfers between sub-accounts and the fixed account, net	(992)	(1,941)	1,315	(88)	(1,238)	(878)	897	(1,771)
Contract benefits	(84)	(259)	(93)	(19)	(86)	(65)	(286)	—
Contract terminations	(1,226)	(993)	(4,162)	(5,169)	(1,341)	(1,990)	(6,934)	(10,518)
Contract maintenance charges	(3)	(5)	—	—	(4)	(4)	—	—
Other transfers (to) from FILI, net	4	6	1	—	3	(3)	4	1
Net increase (decrease) in net assets from contract transactions	(2,279)	(3,140)	(1,254)	(3,065)	(2,597)	(2,780)	1,459	(6,427)
Total increase (decrease) in net assets	1,045	(1,914)	12,079	1,717	1,053	(1,567)	28,978	2,759
Net Assets:
Beginning of period	24,390	26,304	90,327	88,610	24,216	25,783	170,145	167,386
End of period	$25,435	$24,390	$102,406	$90,327	$25,269	$24,216	$199,123	$170,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Freedom 2025		VIP – Freedom 2025 Investor Class		VIP – Freedom 2030		VIP – Freedom 2030 Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$121	$82	$2,316	$1,918	$118	$112	$2,096	$1,705
Net realized gain (loss) on investments	603	572	7,735	6,455	944	739	7,973	6,641
Unrealized appreciation (depreciation)	1,803	30	18,220	(63)	2,444	63	21,687	69
Net increase (decrease) in net assets from operations	2,527	684	28,271	8,310	3,506	914	31,756	8,415
Contract Transactions:
Payments received from contract owners	188	228	8,790	5,697	170	92	9,724	6,267
Transfers between sub-accounts and the fixed account, net	2,976	(1,543)	17,076	(1,930)	76	(542)	16,928	763
Contract benefits	(5)	(4)	(14)	—	(28)	(109)	(78)	—
Contract terminations	(147)	(365)	(4,617)	(5,480)	(99)	(464)	(4,292)	(4,811)
Contract maintenance charges	(7)	(5)	—	—	(5)	(5)	—	—
Other transfers (to) from FILI, net	2	10	2	1	1	2	2	5
Net increase (decrease) in net assets from contract transactions	3,007	(1,679)	21,237	(1,712)	115	(1,026)	22,284	2,224
Total increase (decrease) in net assets	5,534	(995)	49,508	6,598	3,621	(112)	54,040	10,639
Net Assets:
Beginning of period	12,809	13,804	152,769	146,171	17,273	17,385	145,170	134,531
End of period	$18,343	$12,809	$202,277	$152,769	$20,894	$17,273	$199,210	$145,170

(In thousands)	Subaccounts Investing In:
	VIP – Freedom Lifetime Income I		VIP – Freedom Lifetime Income II		VIP – Freedom Lifetime Income III
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$166	$163	$370	$379	$329	$308
Net realized gain (loss) on investments	217	268	1,134	686	1,039	677
Unrealized appreciation (depreciation)	443	91	2,203	500	2,669	432
Net increase (decrease) in net assets from operations	826	522	3,707	1,565	4,037	1,417
Contract Transactions:
Payments received from contract owners	—	—	—	—	—	—
Transfers between sub-accounts and the fixed account, net	(214)	1,024	(244)	3,907	1,989	6,780
Contract benefits	(919)	(883)	(2,296)	(1,986)	(1,654)	(1,241)
Contract terminations	(85)	—	(398)	(327)	(275)	(67)
Contract maintenance charges	—	—	—	—	—	—
Other transfers (to) from FILI, net	11	74	102	58	(1)	(11)
Net increase (decrease) in net assets from contract transactions	(1,207)	215	(2,836)	1,652	59	5,461
Total increase (decrease) in net assets	(381)	737	871	3,217	4,096	6,878
Net Assets:
Beginning of period	12,375	11,638	32,875	29,658	25,853	18,975
End of period	$11,994	$12,375	$33,746	$32,875	$29,949	$25,853

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Disciplined Small Cap		VIP – Disciplined Small Cap Investor Class		VIP – FundsManager 20%		VIP – FundsManager 50%
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$(49)	$(33)	$1,027	$786	$7,268	$6,607	$12,107	$11,858
Net realized gain (loss) on investments	2,505	2,427	14,331	15,283	7,554	10,852	31,984	34,824
Unrealized appreciation (depreciation)	(760)	3,251	(1,543)	23,065	31,590	(918)	135,326	198
Net increase (decrease) in net assets from operations	1,696	5,645	13,815	39,134	46,412	16,541	179,417	46,880
Contract Transactions:
Payments received from contract owners	175	274	3,911	2,976	20,877	15,183	27,847	25,240
Transfers between sub-accounts and the fixed account, net	(9,561)	6,553	(22,931)	28,432	22,556	34,847	67,226	44,952
Contract benefits	(603)	(594)	(135)	(49)	(3,143)	(4,739)	(14,387)	(12,651)
Contract terminations	(1,169)	(1,196)	(6,513)	(4,618)	(47,234)	(49,119)	(63,220)	(67,751)
Contract maintenance charges	(6)	(6)	—	—	(12)	(12)	(16)	(17)
Other transfers (to) from FILI, net	58	(36)	(1)	1	(491)	72	(862)	226
Net increase (decrease) in net assets from contract transactions	(11,106)	4,995	(25,669)	26,742	(7,447)	(3,768)	16,588	(10,001)
Total increase (decrease) in net assets	(9,410)	10,640	(11,854)	65,876	38,965	12,773	196,005	36,879
Net Assets:
Beginning of period	38,801	28,161	240,229	174,353	678,375	665,602	1,271,780	1,234,901
End of period	$29,391	$38,801	$228,375	$240,229	$717,340	$678,375	$1,467,785	$1,271,780

(In thousands)	Subaccounts Investing In:
	VIP – FundsManager 60%		VIP – FundsManager 70%		VIP – FundsManager 85%
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$7,256	$8,453	$8,249	$8,424	$1,967	$2,296
Net realized gain (loss) on investments	80,683	86,674	30,585	54,909	13,400	23,215
Unrealized appreciation (depreciation)	174,185	(29,099)	164,615	(16,074)	67,578	(7,036)
Net increase (decrease) in net assets from operations	262,124	66,028	203,449	47,259	82,945	18,475
Contract Transactions:
Payments received from contract owners	25,249	16,850	34,398	29,632	11,844	9,206
Transfers between sub-accounts and the fixed account, net	47,012	27,931	81,214	9,032	3,436	(4,802)
Contract benefits	(11,460)	(11,084)	(6,671)	(6,737)	(2,604)	(2,343)
Contract terminations	(126,215)	(126,783)	(39,268)	(39,141)	(16,733)	(13,269)
Contract maintenance charges	(9)	(9)	(12)	(13)	(6)	(6)
Other transfers (to) from FILI, net	440	4	(13)	292	(4)	80
Net increase (decrease) in net assets from contract transactions	(64,983)	(93,091)	69,648	(6,935)	(4,067)	(11,134)
Total increase (decrease) in net assets	197,141	(27,063)	273,097	40,324	78,878	7,341
Net Assets:
Beginning of period	1,660,122	1,687,185	1,050,953	1,010,629	372,074	364,733
End of period	$1,857,263	$1,660,122	$1,324,050	$1,050,953	$450,952	$372,074

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Consumer Staples		VIP – Consumer Staples Investor Class		VIP – Materials		VIP – Materials Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$171	$212	$3,111	$3,219	$17	$16	$387	$315
Net realized gain (loss) on investments	899	4,124	9,585	23,487	532	182	2,650	1,025
Unrealized appreciation (depreciation)	2,957	(3,726)	20,449	(21,150)	2,690	870	9,762	2,803
Net increase (decrease) in net assets from operations	4,027	610	33,145	5,556	3,239	1,068	12,799	4,143
Contract Transactions:
Payments received from contract owners	208	383	5,757	12,453	96	16	1,544	2,935
Transfers between sub-accounts and the fixed account, net	(9,630)	10,999	(49,547)	52,081	3,217	849	10,107	6,957
Contract benefits	(722)	(643)	(319)	(242)	(393)	(204)	(4)	—
Contract terminations	(1,650)	(1,998)	(8,192)	(8,126)	(218)	(414)	(3,223)	(1,229)
Contract maintenance charges	(8)	(14)	(5)	(45)	(5)	(5)	(13)	(6)
Other transfers (to) from FILI, net	39	122	2	1	39	(60)	1	1
Net increase (decrease) in net assets from contract transactions	(11,763)	8,849	(52,304)	56,122	2,736	182	8,412	8,658
Total increase (decrease) in net assets	(7,736)	9,459	(19,159)	61,678	5,975	1,250	21,211	12,801
Net Assets:
Beginning of period	35,082	25,623	256,003	194,325	11,897	10,647	47,705	34,904
End of period	$27,346	$35,082	$236,844	$256,003	$17,872	$11,897	$68,916	$47,705
(In thousands)	Subaccounts Investing In:
	VIP – Telecommunications		VIP – Telecommunications Investor Class		VIP – Emerging Markets		VIP – Emerging Markets Investor Class
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$73	$58	$874	$606	$6	$(19)	$446	$87
Net realized gain (loss) on investments	714	906	4,376	2,868	678	(158)	2,257	(203)
Unrealized appreciation (depreciation)	(865)	767	(5,004)	4,920	3,528	208	21,446	287
Net increase (decrease) in net assets from operations	(78)	1,731	246	8,394	4,212	31	24,149	171
Contract Transactions:
Payments received from contract owners	113	38	853	2,906	88	6	4,594	1,717
Transfers between sub-accounts and the fixed account, net	(8,185)	8,927	(32,291)	37,180	11,264	(24)	66,053	4,031
Contract benefits	(315)	(228)	—	(9)	(158)	(50)	(6)	(28)
Contract terminations	(437)	(448)	(1,857)	(1,447)	(447)	(269)	(3,277)	(713)
Contract maintenance charges	(4)	(23)	(20)	(11)	(4)	(1)	—	—
Other transfers (to) from FILI, net	15	54	—	1	45	9	1	2
Net increase (decrease) in net assets from contract transactions	(8,813)	8,320	(33,315)	38,620	10,788	(329)	67,365	5,009
Total increase (decrease) in net assets	(8,891)	10,051	(33,069)	47,014	15,000	(298)	91,514	5,180
Net Assets:
Beginning of period	14,195	4,144	67,445	20,431	4,832	5,130	30,792	25,612
End of period	$5,304	$14,195	$34,376	$67,445	$19,832	$4,832	$122,306	$30,792

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	VIP – Floating Rate High Income		VIP – Floating Rate High Income Investor Class		VIF – Emerging Markets Equity		VIF – Emerging Markets Debt		VIF – Global Strategist
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$130	$170	$4,396	$3,916	$208	$(7)	$7,224	$7,075	$201	$(131)
Net realized gain (loss) on investments	39	17	503	(86)	(260)	(3,367)	(19)	(1,275)	(260)	(1,216)
Unrealized appreciation (depreciation)	14	155	158	4,657	20,665	6,770	5,110	6,808	4,210	2,834
Net increase (decrease) in net assets from operations	183	342	5,057	8,487	20,613	3,396	12,315	12,608	4,151	1,487
Contract Transactions:
Payments received from contract owners	34	46	8,857	8,115	747	498	2,841	1,401	107	201
Transfers between sub- accounts and the fixed account, net	(331)	2,617	23,286	23,709	5,671	(949)	(3,093)	(6,525)	(734)	(4,342)
Contract benefits	(61)	(37)	(32)	(755)	(701)	(511)	(439)	(707)	(416)	(375)
Contract terminations	(145)	(163)	(8,531)	(6,703)	(2,156)	(1,592)	(3,535)	(5,482)	(1,101)	(2,057)
Contract maintenance charges	(1)	—	—	—	(7)	(8)	(3)	(3)	(1)	(1)
Other transfers (to) from FILI, net	6	(4)	2	1	(113)	(180)	20	(27)	(5)	6
Net increase (decrease) in net assets from contract transactions	(498)	2,459	23,582	24,367	3,441	(2,742)	(4,209)	(11,343)	(2,150)	(6,568)
Total increase (decrease) in net assets	(315)	2,801	28,639	32,854	24,054	654	8,106	1,265	2,001	(5,081)
Net Assets:
Beginning of period	6,357	3,556	126,335	93,481	58,823	58,169	132,122	130,857	28,065	33,146
End of period	$6,042	$6,357	$154,974	$126,335	$82,877	$58,823	$140,228	$132,122	$30,066	$28,065

(In thousands)	Subaccounts Investing In:
	Invesco – V.I. Global Core Equity		WFF – VT Discovery		WFF – VT Opportunity
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$182	$113	$(225)	$(204)	$(30)	$222
Net realized gain (loss) on investments	759	311	1,466	1,613	1,718	1,906
Unrealized appreciation (depreciation)	4,067	806	5,403	123	1,749	(151)
Net increase (decrease) in net assets from operations	5,008	1,230	6,644	1,532	3,437	1,977
Contract Transactions:
Payments received from contract owners	509	153	—	—	—	—
Transfers between sub-accounts and the fixed account, net	2,775	(727)	(1,046)	(1,436)	(949)	(795)
Contract benefits	(226)	(213)	(507)	(478)	(310)	(440)
Contract terminations	(1,402)	(739)	(808)	(905)	(447)	(700)
Contract maintenance charges	(1)	(1)	(7)	(7)	(3)	(4)
Other transfers (to) from FILI, net	18	(23)	(17)	(33)	16	(19)
Net increase (decrease) in net assets from contract transactions	1,673	(1,550)	(2,385)	(2,859)	(1,693)	(1,958)
Total increase (decrease) in net assets	6,681	(320)	4,259	(1,327)	1,744	19
Net Assets:
Beginning of period	21,732	22,052	24,836	26,163	18,622	18,603
End of period	$28,413	$21,732	$29,095	$24,836	$20,366	$18,622

See accompanying notes which are an integral part of the financial statements.
Annual Report

Fidelity Investments Variable Annuity Account I

Statements of Changes in Net Assets - continued

For the years ended December 31, 2017 and 2016

(In thousands)	Subaccounts Investing In:
	Lazard – Retirement Emerging Markets		PVIT – Commodity Real Return		PVIT – Low Duration		PVIT – Real Return
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$2,215	$1,046	$1,675	$134	$4,822	$5,617	$4,242	$4,030
Net realized gain (loss) on investments	1,236	(1,735)	(62)	72	(510)	(657)	(830)	(955)
Unrealized appreciation (depreciation)	26,732	18,382	(1,362)	1,591	504	120	3,208	6,269
Net increase (decrease) in net assets from operations	30,183	17,693	251	1,797	4,816	5,080	6,620	9,344
Contract Transactions:
Payments received from contract owners	1,791	1,557	348	1,735	6,137	11,416	3,107	2,930
Transfers between sub-accounts and the fixed account, net	(410)	(427)	(982)	2,038	(16,243)	13,393	(8,283)	(2,502)
Contract benefits	(227)	(188)	(12)	(9)	(336)	(608)	(549)	(857)
Contract terminations	(3,536)	(2,298)	(1,618)	(348)	(26,129)	(38,024)	(7,529)	(8,945)
Contract maintenance charges	(4)	(4)	—	—	(4)	(4)	(3)	(3)
Other transfers (to) from FILI, net	16	(33)	(2)	1	10	26	22	(10)
Net increase (decrease) in net assets from contract transactions	(2,370)	(1,393)	(2,266)	3,417	(36,565)	(13,801)	(13,235)	(9,387)
Total increase (decrease) in net assets	27,813	16,300	(2,015)	5,214	(31,749)	(8,721)	(6,615)	(43)
Net Assets:
Beginning of period	106,380	90,080	16,797	11,583	451,356	460,077	198,506	198,549
End of period	$134,193	$106,380	$14,782	$16,797	$419,607	$451,356	$191,891	$198,506
(In thousands)	Subaccounts Investing In:
	PVIT – Total Return		Blackrock – Global Allocation V.I.		FTVIP – Templeton Global Bond		FTVIP – Franklin U.S. Gov't Securities
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16
Operations:
Net investment income (loss)	$10,018	$10,393	$1,866	$1,554	$(227)	$(252)	$1,418	$1,798
Net realized gain (loss) on investments	(388)	38	2,641	(1,623)	(375)	(5,080)	(430)	(114)
Unrealized appreciation (depreciation)	15,704	2,539	19,067	6,287	2,451	7,433	(314)	(1,631)
Net increase (decrease) in net assets from operations	25,334	12,970	23,574	6,218	1,849	2,101	674	53
Contract Transactions:
Payments received from contract owners	11,911	10,649	3,407	4,482	2,101	1,350	762	2,672
Transfers between sub-accounts and the fixed account, net	3,505	21,401	6,712	(18,443)	(4,371)	(23,764)	(12,327)	21,071
Contract benefits	(500)	(1,527)	(181)	(158)	(141)	(112)	(515)	(70)
Contract terminations	(21,706)	(26,216)	(6,768)	(11,228)	(4,281)	(4,604)	(3,120)	(6,985)
Contract maintenance charges	(4)	(4)	(3)	(2)	—	(1)	(1)	(1)
Other transfers (to) from FILI, net	(213)	10	17	(33)	9	2	19	3
Net increase (decrease) in net assets from contract transactions	(7,007)	4,313	3,184	(25,382)	(6,683)	(27,129)	(15,182)	16,690
Total increase (decrease) in net assets	18,327	17,283	26,758	(19,164)	(4,834)	(25,028)	(14,508)	16,743
Net Assets:
Beginning of period	557,708	540,425	174,892	194,056	104,352	129,380	71,406	54,663
End of period	$576,035	$557,708	$201,650	$174,892	$99,518	$104,352	$56,898	$71,406

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

Fidelity Investments Variable Annuity Account I

1. Organization

Fidelity Investments Variable Annuity Account I (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Fidelity Investments Life Insurance Company ("FILI"), a wholly-owned subsidiary of FMR LLC, on July 22, 1987 and exists in accordance with the regulations of the State of Utah Insurance Department. The Account is a funding vehicle of individual Fidelity Retirement Reserves, Fidelity Personal Retirement, Fidelity Growth and Guaranteed Income, Fidelity Income Advantage and Fidelity Freedom Lifetime Income variable annuity contracts. Fidelity Retirement Reserves, Fidelity Growth and Guaranteed Income, which offered a guaranteed minimum withdrawal benefit, Fidelity Income Advantage, and Fidelity Freedom Lifetime Income were closed to new business. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FILI. The Account cannot be charged with liabilities arising out of any other business of FILI.

Each subaccount invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

Fund Groups

Fidelity Variable Insurance Product Funds ("VIP")

Fidelity Variable Insurance Product Funds ("Investor Class") ("VIP - Investor Class")

Morgan Stanley Variable Insurance Funds, Inc. ("VIF")

Wells Fargo Variable Trust Funds ("WFF")

Lazard Retirement Series, Inc. ("Lazard")

PIMCO Variable Insurance Trust Funds ("PVIT")

Invesco Advisers, Inc. ("Invesco")

Franklin Templeton Variable Insurance Products Trust Funds ("FTVIP")

Blackrock Variable Series Funds ("Blackrock")

During 2017, the following underlying funds were renamed:

Old Name
UIF - Emerging Markets Equity
UIF - Emerging Markets Debt
UIF - Global Strategist
WFAF - Advantage VT Discovery
WFAF - Advantage VT Opportunity
Invesco - Van Kampen Global Core Equity
New Name
VIF - Emerging Markets Equity
VIF - Emerging Markets Debt
VIF - Global Strategist
WFF - VT Discovery
WFF - VT Opportunity
Invesco - V.I. Global Core Equity

As of December 31, 2017, the net assets and units of Fidelity Retirement Reserve contracts that have annuitized were $89,475,000 and 2,134,000 respectively.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification ("the Codification") as the source of authoritative GAAP. All guidance contained in the Codification carries an equal level of authority.

Investments

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends and realized capital gain distributions are recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Receivable from/Payable to FILI

Receivable from/payable to FILI represents adjustments for contract guarantees, which are the responsibility of FILI, and accruals for daily charges deducted from the net assets of the Account.

Contract Transactions

Other transfers (to) from FILI, net, as reported in the Statement of Changes in Net Assets, represents other contract transfers.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

2. Significant Accounting Policies - continued

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("the Code").

Under the current provisions of the Code, FILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. FILI incurs federal income taxes on the difference between the financial statement carrying value of reserves for contracts in the income stage and those reserves held for federal income tax purposes. The tax effect of this temporary difference is expected to be recovered by FILI when the difference reverses. As such, no charge is being made currently to the Account for federal income taxes. FILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the Code, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the Code. FILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Estimates

The preparation of the Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Fair Value Measurements

The Financial Accounting Standards Board issued guidance on fair value measurements that establishes a framework for measuring fair value under U.S. GAAP and disclosures about fair value measurements. The new definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable market price existed (an exit price). In addition, the guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

The Account carries investments which are made by the subaccounts in their corresponding mutual funds at fair value in the financial statements. The mutual funds are valued at the reported net asset values of such portfolios. The Account categorized the financial assets carried at fair value in the Statement of Assets and Liabilities based upon the guidance's three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. The assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•  Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market (e.g., active exchange-traded equities).

•  Level 2 – Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•  Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect judgments about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

All subaccounts are invested in mutual funds whose value is based on the underlying net asset value of those funds. Open ended mutual funds in the subaccounts produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1. There were no transfers between Level 1 and Level 2 during 2017 or 2016. The Account had no Level 3 activity during 2017 and 2016.

3. Expenses and Related Party Transactions

FILI deducts a daily charge, through a reduction in unit values, from the net assets of the Account for the assumption of mortality and expense risks and for administrative charges. FILI also deducts an annual maintenance charge, through a redemption of units, for the Fidelity Retirement Reserves. The maintenance charge, which is waived on certain contracts, is recorded as a contract transaction in the accompanying Statement of Changes in Net Assets.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

3. Expenses and Related Party Transactions - continued

FILI previously offered Fidelity Retirement Reserves contract holders the opportunity to elect a death benefit rider. The rider allowed the contract holder to lock in their death benefit at the highest contract value at any contract anniversary date before the annuitant reached age 80. Effective January 1, 2003, the rider was no longer available to new contracts. For those contract holders who had elected the rider, FILI continues to deduct a quarterly charge, through a redemption of units. There will be no charges made once the annuitants reach their 85th birthday. The death benefit rider is recorded as a contract transaction in the accompanying Statement of Changes in Net Assets.

Effective September 7, 2010, the annual mortality and expense and administrative charge for certain contract holders in Fidelity Personal Retirement is .20% and .05%, respectively. In addition, certain Fidelity Personal Retirement contract holders are eligible for a lower annual mortality and expense and administrative charge of .05% and .05%, respectively, with an initial purchase or contract value of $1 million or greater.

Effective January 1, 2009 through September 6, 2010, the annual mortality and expense and administrative charges for new contract holders in Fidelity Personal Retirement was .25% and .10%, respectively. The annual mortality and expense and administrative charge for contract holders in Fidelity Personal Retirement prior to January 1, 2009 was .20% and .05%, respectively.

Effective January 1, 2009, the annual mortality and expense and administrative charges for new contract holders in Fidelity Growth and Guaranteed Income is 1.00% and .25%, respectively for single annuitants and 1.15% and .25%, respectively for joint annuitants. The annual mortality and expense and administrative charge for contract holders in Fidelity Growth and Guaranteed Income prior to January 1, 2009 is .85% and .25%, respectively for single annuitants and 1.00% and .25%, respectively for joint annuitants.

The annual rates of mortality and expense risk fees, administrative expense fees, death benefit fees, and the maximum dollar amount of the contract fee for the year ended are displayed in the table below.

	Fidelity Retirement Reserves	Fidelity Income Advantage	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income	Fidelity Growth and Guaranteed Income
Variable Account Deductions:
Mortality and Expense Risk (Annual Rate)	0.75%	0.75%	0.05	%-0.20%	0.50%	0.85	%-1.15%
Administrative Expense (Annual Rate)	0.05%	0.25%	0.05%		0.10%	0.25%
Contract Deductions:
Death Benefit Fees (Annual Rate)	0.20%	—	—		—	—
Annual Maintenance Charge (Maximum)	$30	—	—		—	—

Effective December 18, 2017, redemption fees have been removed for all remaining underlying funds. Previously, the following Underlying Funds imposed a 1.0% redemption fee for interests held for less than 60 days:

VIP - Industrials
VIP - Industrials Investor Class
VIP - Utilities
VIP - Utilities Investor Class
VIP - Technology
VIP - Technology Investor Class
VIP - Energy
VIP - Energy Investor Class
VIP - Health Care
VIP - Health Care Investor Class
VIP - Consumer Discretionary
VIP - Consumer Discretionary Investor Class
VIP - Consumer Staples
VIP - Consumer Staples Investor Class
VIP - Materials
VIP - Materials Investor Class
VIP - Telecommunications
VIP - Telecommunications Investor Class
VIP - Financial Services
VIP - Financial Services Investor Class

The disclosures above include charges currently assessed to the policyholder. There are certain other additional charges, such as exchange charges and other taxes which may be assessed in accordance with the terms of the contract in future periods.

FILI collected these fees on behalf of these VIP portfolios through a redemption of units, but the fees were retained by the portfolios, not by FILI, and were part of the portfolios' assets. The redemption fee was recorded as a contract transaction in the accompanying Statement of Changes in Net Assets.

FILI charges an amount equal to the state premium taxes it pays, ranging from 0-3.5%, pursuant to provisions in the contracts it issues.

The contracts are distributed through Fidelity Brokerage Services LLC ("FBS"), Fidelity Insurance Agency, Inc. ("FIA"), and Fidelity Investments Institutional Services Company, Inc. ("FIIS"), all of which are affiliated with FMR LLC. FBS, FIA, and FIIS are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc. ("FIIOC"), an affiliate of FMR LLC, is the transfer and shareholder servicing agent for the VIP portfolios.

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

3. Expenses and Related Party Transactions - continued

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR LLC, in its capacity as advisor to the VIP mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2017 were 0.045% to 0.79% depending on the fund.

4. Investments

Purchases and Sales

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the year ended December 31, 2017:

	Purchases (000s)	Sales (000s)
VIP - Government Money Market	$53,421	$81,646
VIP - Government Money Market Investor Class	500,981	490,487
VIP - High Income	7,879	16,123
VIP - High Income Investor Class	89,231	95,353
VIP - Equity-Income	17,783	47,952
VIP - Equity-Income Investor Class	50,006	58,433
VIP - Growth	41,290	39,416
VIP - Growth Investor Class	106,972	32,411
VIP - Overseas	7,393	10,334
VIP - Overseas, Investor Class	79,263	30,650
VIP - Investment Grade Bond	11,009	28,456
VIP - Investment Grade Bond Investor Class	116,338	68,099
VIP - Asset Manager	31,286	24,970
VIP - Asset Manager Investor Class	50,342	22,564
VIP - Index 500	369,111	208,061
VIP - Asset Manager: Growth	11,118	8,269
VIP - Asset Manager: Growth Investor Class	31,106	18,373
VIP - Contrafund	61,045	98,691
VIP - Contrafund Investor Class	158,903	130,589
VIP - Balanced	16,426	18,569
VIP - Balanced Investor Class	303,424	200,302
VIP - Dynamic Capital Appreciation	2,413	6,002
VIP - Dynamic Capital Appreciation Investor Class	14,504	26,110
VIP - Growth & Income	9,401	18,656
VIP - Growth & Income Investor Class	43,853	42,884
VIP - Growth Opportunities	16,587	12,940
VIP - Growth Opportunities Investor Class	66,080	35,855
VIP - Mid Cap	20,257	42,877
VIP - Mid Cap Investor Class	72,692	61,516
VIP - Value Strategies	11,670	8,015
VIP - Value Strategies Investor Class	31,427	25,188
VIP - Utilities	2,108	5,457
VIP - Utilities Investor Class	19,645	25,603
VIP - Technology	59,507	22,196
VIP - Technology Investor Class	204,876	63,901
VIP - Energy	3,818	18,602
VIP - Energy Investor Class	24,445	53,255
VIP - Health Care	9,381	35,294
VIP - Health Care Investor Class	54,868	117,660
VIP - Financial Services	24,600	28,226
VIP - Financial Services Investor Class	83,724	51,943
VIP - Industrials	6,253	9,698
VIP - Industrials Investor Class	45,213	44,802
VIP - Consumer Discretionary	2,478	7,979
VIP - Consumer Discretionary Investor Class	16,784	35,668
VIP - Real Estate	4,101	12,596
VIP - Real Estate Investor Class	23,464	54,817
VIP - Strategic Income	12,143	11,280

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

4. Investments - continued

Purchases and Sales - continued

	Purchases (000s)	Sales (000s)
VIP - Strategic Income Investor Class	$147,567	$65,484
VIP - International Capital Appreciation	8,560	3,519
VIP - International Capital Appreciation, Investor Class	80,650	19,587
VIP - Value	2,107	5,292
VIP - Value Investor Class	24,550	36,706
VIP - Freedom Income	3,042	2,865
VIP - Freedom Income Investor Class	13,875	10,830
VIP - Freedom 2005	1,999	957
VIP - Freedom 2005 Investor Class	10,303	3,994
VIP - Freedom 2010	828	1,503
VIP - Freedom 2010 Investor Class	10,256	8,247
VIP - Freedom 2015	1,597	3,047
VIP - Freedom 2015 Investor Class	14,982	12,852
VIP - Freedom 2020	3,400	5,143
VIP - Freedom 2020 Investor Class	38,562	30,852
VIP - Freedom 2025	5,074	1,526
VIP - Freedom 2025 Investor Class	47,511	19,776
VIP - Freedom 2030	3,674	2,773
VIP - Freedom 2030 Investor Class	46,761	17,255
VIP - Freedom Lifetime Income I	490	1,383
VIP - Freedom Lifetime Income II	2,352	4,220
VIP - Freedom Lifetime Income III	3,232	2,097
VIP - Disciplined Small Cap	7,201	17,405
VIP - Disciplined Small Cap Investor Class	46,852	65,441
VIP - FundsManager 20%	89,794	86,027
VIP - FundsManager 50%	155,937	118,387
VIP - FundsManager 60%	187,151	208,071
VIP - FundsManager 70%	180,768	94,151
VIP - FundsManager 85%	60,510	58,618
VIP - Consumer Staples	2,614	14,206
VIP - Consumer Staples Investor Class	23,760	72,953
VIP - Materials	7,670	4,663
VIP - Materials Investor Class	31,675	21,890
VIP - Telecommunications	4,390	12,955
VIP - Telecommunications Investor Class	13,366	44,988
VIP - Emerging Markets	15,032	4,226
VIP - Emerging Markets Investor Class	82,156	14,238
VIP - Floating Rate High Income	2,271	2,640
VIP - Floating Rate High Income Investor Class	64,968	36,990
VIF - Emerging Markets Equity	17,113	13,467
VIF - Emerging Markets Debt	23,510	20,533
VIF - Global Strategist	2,914	4,443
Invesco - V.I. Global Core Equity	6,676	4,823
WFF - VT Discovery	1,454	2,654
WFF - VT Opportunity	1,729	1,891
Lazard - Retirement Emerging Markets	28,379	28,546
PVIT - Commodity Real Return	8,080	8,670
PVIT - Low Duration	58,117	89,862
PVIT - Real Return	26,466	35,476
PVIT - Total Return	70,778	67,770
Blackrock - Global Allocation V.I.	27,228	20,178
FTVIP - Templeton Global Bond	16,076	22,660
FTVIP - Franklin U.S. Gov't Securities	14,225	27,989

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

4. Investments - continued

Shares, Aggregate Cost and Net Asset Value

The following table shows the number of shares owned, aggregate cost and net asset value per share of each portfolio at December 31, 2017:

	Number of Shares (000s)	Aggregate Cost (000s)	Net Asset Value Per Share
VIP - Government Money Market	204,863	$204,863	$1.00
VIP - Government Money Market Investor Class	1,078,246	1,078,246	1.00
VIP - High Income	16,473	198,934	5.45
VIP - High Income Investor Class	72,209	433,428	5.43
VIP - Equity-Income	17,558	442,694	23.89
VIP - Equity-Income Investor Class	14,585	353,755	23.77
VIP - Growth	6,393	344,325	74.05
VIP - Growth Investor Class	4,718	288,982	73.73
VIP - Overseas	4,222	103,355	22.87
VIP - Overseas, Investor Class	12,245	266,482	22.79
VIP - Investment Grade Bond	14,785	199,255	12.80
VIP - Investment Grade Bond Investor Class	54,966	719,247	12.75
VIP - Asset Manager	14,463	242,745	15.23
VIP - Asset Manager Investor Class	12,492	202,421	15.13
VIP - Index 500	10,001	1,989,782	271.18
VIP - Asset Manager: Growth	3,781	64,836	19.21
VIP - Asset Manager: Growth Investor Class	5,601	105,832	19.10
VIP - Contrafund	24,891	762,182	37.94
VIP - Contrafund Investor Class	35,689	1,170,638	37.74
VIP - Balanced	8,785	145,765	18.76
VIP - Balanced Investor Class	136,610	2,226,195	18.61
VIP - Dynamic Capital Appreciation	1,542	20,454	14.43
VIP - Dynamic Capital Appreciation Investor Class	7,527	100,512	14.40
VIP - Growth & Income	5,690	101,697	22.71
VIP - Growth & Income Investor Class	9,431	188,312	22.62
VIP - Growth Opportunities	2,422	75,109	36.08
VIP - Growth Opportunities Investor Class	6,261	215,670	35.87
VIP - Mid Cap	8,860	298,698	38.94
VIP - Mid Cap Investor Class	14,978	524,671	38.72
VIP - Value Strategies	2,922	41,314	14.27
VIP - Value Strategies Investor Class	6,098	90,464	14.18
VIP - Utilities	1,443	22,594	16.73
VIP - Utilities Investor Class	5,831	91,068	16.64
VIP - Technology	7,440	105,719	18.43
VIP - Technology Investor Class	26,937	379,499	18.22
VIP - Energy	2,020	56,052	19.86
VIP - Energy Investor Class	5,634	140,472	19.82
VIP - Health Care	4,488	120,431	26.44
VIP - Health Care Investor Class	20,454	547,495	26.23
VIP - Financial Services	2,927	39,003	13.72
VIP - Financial Services Investor Class	12,657	150,431	13.66
VIP - Industrials	1,679	35,742	23.85
VIP - Industrials Investor Class	6,493	139,398	23.69
VIP - Consumer Discretionary	897	16,979	22.27
VIP - Consumer Discretionary Investor Class	5,120	96,335	22.21
VIP - Real Estate	1,912	46,375	19.44
VIP - Real Estate Investor Class	8,765	183,548	19.34
VIP - Strategic Income	6,538	76,609	11.50
VIP - Strategic Income Investor Class	86,387	1,008,474	11.46
VIP - International Capital Appreciation	1,353	19,617	17.39
VIP - International Capital Appreciation, Investor Class	14,993	212,347	17.26
VIP - Value	1,281	20,258	16.36
VIP - Value Investor Class	8,418	131,875	16.33
VIP - Freedom Income	1,033	11,620	11.63

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

4. Investments - continued

Shares, Aggregate Cost and Net Asset Value - continued

	Number of Shares (000s)	Aggregate Cost (000s)	Net Asset Value Per Share
VIP - Freedom Income Investor Class	6,060	$68,064	$11.67
VIP - Freedom 2005	595	7,176	12.39
VIP - Freedom 2005 Investor Class	2,075	23,839	11.85
VIP - Freedom 2010	788	9,775	13.43
VIP - Freedom 2010 Investor Class	4,787	56,678	12.78
VIP - Freedom 2015	1,859	23,342	13.68
VIP - Freedom 2015 Investor Class	8,051	93,599	12.72
VIP - Freedom 2020	1,801	23,246	14.03
VIP - Freedom 2020 Investor Class	15,388	181,001	12.94
VIP - Freedom 2025	1,253	16,666	14.64
VIP - Freedom 2025 Investor Class	14,679	181,220	13.78
VIP - Freedom 2030	1,424	19,056	14.67
VIP - Freedom 2030 Investor Class	14,637	175,459	13.61
VIP - Freedom Lifetime Income I	1,069	11,744	11.21
VIP - Freedom Lifetime Income II	2,655	31,151	12.70
VIP - Freedom Lifetime Income III	2,291	27,144	13.07
VIP - Disciplined Small Cap	1,743	27,674	16.86
VIP - Disciplined Small Cap Investor Class	13,602	210,952	16.79
VIP - FundsManager 20%	61,729	696,015	11.62
VIP - FundsManager 50%	108,557	1,269,512	13.52
VIP - FundsManager 60%	148,572	1,603,572	12.50
VIP - FundsManager 70%	94,304	1,115,742	14.04
VIP - FundsManager 85%	31,509	381,400	14.31
VIP - Consumer Staples	1,386	25,884	19.72
VIP - Consumer Staples Investor Class	12,059	220,070	19.64
VIP - Materials	1,104	16,190	16.18
VIP - Materials Investor Class	4,262	63,249	16.17
VIP - Telecommunications	416	5,508	12.74
VIP - Telecommunications Investor Class	2,717	34,939	12.65
VIP - Emerging Markets	1,621	16,958	12.23
VIP - Emerging Markets Investor Class	10,050	106,101	12.17
VIP - Floating Rate High Income	608	6,113	9.93
VIP - Floating Rate High Income Investor Class	15,622	156,892	9.92
VIF - Emerging Markets Equity	4,697	101,643	17.64
VIF - Emerging Markets Debt	17,354	157,884	8.08
VIF - Global Strategist	2,694	36,962	11.16
Invesco - V.I. Global Core Equity	2,647	23,654	10.73
WFF - VT Discovery	916	29,238	31.74
WFF - VT Opportunity	750	20,828	27.14
Lazard - Retirement Emerging Markets	5,757	144,114	23.31
PVIT - Commodity Real Return	2,065	25,955	7.16
PVIT - Low Duration	40,977	436,762	10.24
PVIT - Real Return	15,450	224,451	12.42
PVIT - Total Return	52,654	603,878	10.94
Blackrock - Global Allocation V.I.	11,717	202,792	17.21
FTVIP - Templeton Global Bond	6,028	116,746	16.51
FTVIP - Franklin U.S. Gov't Securities	4,710	61,348	12.08

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2017	2016	2017	2016
VIP - Government Money Market
Units Issued	5,402	8,040	233	274
Units Redeemed	(6,651)	(8,800)	(328)	(445)
Net Increase (Decrease)	(1,249)	(760)	(95)	(171)
VIP - High Income
Units Issued	91	184	25	51
Units Redeemed	(255)	(294)	(93)	(83)
Net Increase (Decrease)	(164)	(110)	(68)	(32)
VIP - Equity-Income
Units Issued	81	116	10	18
Units Redeemed	(406)	(406)	(76)	(76)
Net Increase (Decrease)	(325)	(290)	(66)	(58)
VIP - Growth
Units Issued	146	73	21	9
Units Redeemed	(320)	(383)	(45)	(54)
Net Increase (Decrease)	(174)	(310)	(24)	(45)
VIP - Overseas
Units Issued	181	69	36	2
Units Redeemed	(257)	(314)	(32)	(33)
Net Increase (Decrease)	(76)	(245)	4	(31)
VIP - Investment Grade Bond
Units Issued	256	689	12	63
Units Redeemed	(625)	(892)	(146)	(221)
Net Increase (Decrease)	(369)	(203)	(134)	(158)
VIP - Asset Manager
Units Issued	82	60	7	1
Units Redeemed	(357)	(348)	(89)	(88)
Net Increase (Decrease)	(275)	(288)	(82)	(87)
VIP - Index 500
Units Issued	563	867	53	87
Units Redeemed	(939)	(1,041)	(131)	(123)
Net Increase (Decrease)	(376)	(174)	(78)	(36)
VIP - Asset Manager: Growth
Units Issued	30	22	5	—
Units Redeemed	(167)	(163)	(43)	(53)
Net Increase (Decrease)	(137)	(141)	(38)	(53)
VIP - Contrafund
Units Issued	217	224	23	21
Units Redeemed	(1,073)	(1,329)	(159)	(179)
Net Increase (Decrease)	(856)	(1,105)	(136)	(158)
VIP - Balanced
Units Issued	454	514	70	31
Units Redeemed	(579)	(863)	(166)	(221)
Net Increase (Decrease)	(125)	(349)	(96)	(190)

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2017	2016	2017	2016
VIP - Dynamic Capital Appreciation
Units Issued	27	41	7	6
Units Redeemed	(178)	(367)	(28)	(76)
Net Increase (Decrease)	(151)	(326)	(21)	(70)
VIP - Growth & Income
Units Issued	221	172	27	55
Units Redeemed	(472)	(405)	(127)	(122)
Net Increase (Decrease)	(251)	(233)	(100)	(67)
VIP - Growth Opportunities
Units Issued	269	142	55	21
Units Redeemed	(450)	(827)	(85)	(185)
Net Increase (Decrease)	(181)	(685)	(30)	(164)
VIP - Mid Cap
Units Issued	163	251	21	19
Units Redeemed	(859)	(1,037)	(163)	(221)
Net Increase (Decrease)	(696)	(786)	(142)	(202)
VIP - Value Strategies
Units Issued	70	170	12	37
Units Redeemed	(266)	(406)	(58)	(95)
Net Increase (Decrease)	(196)	(236)	(46)	(58)
VIP - Utilities
Units Issued	100	1,044	14	164
Units Redeemed	(215)	(1,035)	(50)	(127)
Net Increase (Decrease)	(115)	9	(36)	37
VIP - Technology
Units Issued	2,267	1,106	192	107
Units Redeemed	(1,242)	(1,307)	(123)	(125)
Net Increase (Decrease)	1,025	(201)	69	(18)
VIP - Energy
Units Issued	217	516	19	133
Units Redeemed	(715)	(481)	(120)	(98)
Net Increase (Decrease)	(498)	35	(101)	35
VIP - Health Care
Units Issued	373	559	54	32
Units Redeemed	(946)	(2,136)	(120)	(243)
Net Increase (Decrease)	(573)	(1,577)	(66)	(211)
VIP - Financial Services
Units Issued	1,697	1,568	176	80
Units Redeemed	(2,103)	(455)	(113)	(59)
Net Increase (Decrease)	(406)	1,113	63	21
VIP - Industrials
Units Issued	135	200	24	34
Units Redeemed	(238)	(180)	(42)	(31)
Net Increase (Decrease)	(103)	20	(18)	3
VIP - Consumer Discretionary
Units Issued	93	129	21	63
Units Redeemed	(225)	(734)	(93)	(119)
Net Increase (Decrease)	(132)	(605)	(72)	(56)

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2017	2016	2017	2016
VIP - Real Estate
Units Issued	43	273	5	54
Units Redeemed	(325)	(425)	(54)	(84)
Net Increase (Decrease)	(282)	(152)	(49)	(30)
VIP - Strategic Income
Units Issued	597	401	65	18
Units Redeemed	(639)	(745)	(84)	(91)
Net Increase (Decrease)	(42)	(344)	(19)	(73)
VIP - International Capital Appreciation
Units Issued	474	97	83	3
Units Redeemed	(241)	(218)	(42)	(31)
Net Increase (Decrease)	233	(121)	41	(28)
VIP - Value
Units Issued	96	253	5	92
Units Redeemed	(236)	(381)	(48)	(111)
Net Increase (Decrease)	(140)	(128)	(43)	(19)
VIP - Freedom Income
Units Issued	194	129	—	—
Units Redeemed	(195)	(145)	—	—
Net Increase (Decrease)	(1)	(16)	—	—
VIP - Freedom 2005
Units Issued	108	17	—	—
Units Redeemed	(55)	(54)	—	—
Net Increase (Decrease)	53	(37)	—	—
VIP - Freedom 2010
Units Issued	29	60	—	—
Units Redeemed	(82)	(165)	—	—
Net Increase (Decrease)	(53)	(105)	—	—
VIP - Freedom 2015
Units Issued	40	75	—	—
Units Redeemed	(162)	(263)	—	—
Net Increase (Decrease)	(122)	(188)	—	—
VIP - Freedom 2020
Units Issued	135	157	—	—
Units Redeemed	(272)	(324)	—	—
Net Increase (Decrease)	(137)	(167)	—	—
VIP - Freedom 2025
Units Issued	238	88	—	—
Units Redeemed	(82)	(182)	—	—
Net Increase (Decrease)	156	(94)	—	—
VIP - Freedom 2030
Units Issued	146	54	—	—
Units Redeemed	(139)	(115)	—	—
Net Increase (Decrease)	7	(61)	—	—
VIP - Disciplined Small Cap
Units Issued	428	662	80	175
Units Redeemed	(919)	(512)	(174)	(86)
Net Increase (Decrease)	(491)	150	(94)	89

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2017	2016	2017	2016
VIP - Funds Manager 20%
Units Issued	338	583	9	129
Units Redeemed	(639)	(690)	(194)	(211)
Net Increase (Decrease)	(301)	(107)	(185)	(82)
VIP - Funds Manager 50%
Units Issued	353	655	55	58
Units Redeemed	(917)	(877)	(416)	(456)
Net Increase (Decrease)	(564)	(222)	(361)	(398)
VIP - Funds Manager 60%
Units Issued	180	99	65	31
Units Redeemed	(426)	(539)	(190)	(169)
Net Increase (Decrease)	(246)	(440)	(125)	(138)
VIP - Funds Manager 70%
Units Issued	215	216	57	63
Units Redeemed	(399)	(587)	(228)	(257)
Net Increase (Decrease)	(184)	(371)	(171)	(194)
VIP - Funds Manager 85%
Units Issued	109	51	49	90
Units Redeemed	(306)	(328)	(109)	(129)
Net Increase (Decrease)	(197)	(277)	(60)	(39)
VIP - Consumer Staples
Units Issued	139	1,170	27	214
Units Redeemed	(551)	(849)	(106)	(146)
Net Increase (Decrease)	(412)	321	(79)	68
VIP - Materials
Units Issued	311	172	101	25
Units Redeemed	(226)	(172)	(50)	(22)
Net Increase (Decrease)	85	—	51	3
VIP - Telecommunications
Units Issued	207	1,034	117	253
Units Redeemed	(679)	(605)	(219)	(95)
Net Increase (Decrease)	(472)	429	(102)	158
VIP - Emerging Markets
Units Issued	1,518	257	255	63
Units Redeemed	(546)	(326)	(76)	(50)
Net Increase (Decrease)	972	(69)	179	13
VIP - Floating Rate High Income
Units Issued	230	305	11	19
Units Redeemed	(263)	(75)	(23)	(13)
Net Increase (Decrease)	(33)	230	(12)	6
VIF - Emerging Markets Equity
Units Issued	102	41	11	4
Units Redeemed	(173)	(204)	(24)	(32)
Net Increase (Decrease)	(71)	(163)	(13)	(28)
VIF - Emerging Markets Debt
Units Issued	38	64	4	6
Units Redeemed	(71)	(139)	(13)	(15)
Net Increase (Decrease)	(33)	(75)	(9)	(9)

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Retirement Reserves		Fidelity Income Advantage
(in thousands)	2017	2016	2017	2016
VIF - Global Strategist
Units Issued	14	4	—	—
Units Redeemed	(58)	(83)	(17)	(25)
Net Increase (Decrease)	(44)	(79)	(17)	(25)
Invesco - V.I. Global Core Equity
Units Issued	18	9	4	—
Units Redeemed	(50)	(67)	(11)	(12)
Net Increase (Decrease)	(32)	(58)	(7)	(12)
WFF - VT Discovery
Units Issued	2	1	—	—
Units Redeemed	(48)	(73)	(10)	(12)
Net Increase (Decrease)	(46)	(72)	(10)	(12)
WFF - VT Opportunity
Units Issued	1	2	—	—
Units Redeemed	(34)	(47)	(7)	(8)
Net Increase (Decrease)	(33)	(45)	(7)	(8)
Lazard - Retirement Emerging Markets
Units Issued	176	289	22	42
Units Redeemed	(221)	(390)	(32)	(39)
Net Increase (Decrease)	(45)	(101)	(10)	3
PVIT - Commodity Real Return
Units Issued	0	—	7	8
Units Redeemed	(6)	(2)	(7)	(7)
Net Increase (Decrease)	(6)	(2)	—	1
PVIT - Low Duration
Units Issued	545	520	13	26
Units Redeemed	(657)	(683)	(32)	(24)
Net Increase (Decrease)	(112)	(163)	(19)	2
PVIT - Real Return
Units Issued	142	190	8	14
Units Redeemed	(199)	(383)	(23)	(58)
Net Increase (Decrease)	(57)	(193)	(15)	(44)
PVIT - Total Return
Units Issued	248	416	24	41
Units Redeemed	(315)	(621)	(48)	(42)
Net Increase (Decrease)	(67)	(205)	(24)	(1)
Blackrock - Global Allocation V.I.
Units Issued	127	63	3	1
Units Redeemed	(107)	(185)	(6)	(12)
Net Increase (Decrease)	20	(122)	(3)	(11)
FTVIP - Templeton Global Bond
Units Issued	98	64	16	2
Units Redeemed	(127)	(281)	(11)	(7)
Net Increase (Decrease)	(29)	(217)	5	(5)
FTVIP - Franklin U.S. Gov't Securities
Units Issued	82	785	4	81
Units Redeemed	(211)	(600)	(17)	(49)
Net Increase (Decrease)	(129)	185	(13)	32

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2017	2016	2017	2016
VIP - Government Money Market Investor Class
Units Issued	174,849	176,981	1,145	6,601
Units Redeemed	(174,085)	(163,990)	(1,362)	(6,674)
Net Increase (Decrease)	764	12,991	(217)	(73)
VIP - High Income Investor Class
Units Issued	5,605	8,024	—	—
Units Redeemed	(6,914)	(7,209)	—	—
Net Increase (Decrease)	(1,309)	815	—	—
VIP - Equity Income Investor Class
Units Issued	2,963	4,025	—	—
Units Redeemed	(3,878)	(2,749)	—	—
Net Increase (Decrease)	(915)	1,276	—	—
VIP - Growth Investor Class
Units Issued	4,293	1,951	—	—
Units Redeemed	(2,312)	(2,508)	—	—
Net Increase (Decrease)	1,981	(557)	—	—
VIP - Overseas, Investor Class
Units Issued	6,260	2,532	—	—
Units Redeemed	(3,538)	(3,231)	—	—
Net Increase (Decrease)	2,722	(699)	—	—
VIP - Investment Grade Bond Investor Class
Units Issued	12,309	18,041	—	—
Units Redeemed	(9,970)	(12,071)	—	—
Net Increase (Decrease)	2,339	5,970	—	—
VIP - Asset Manager Investor Class
Units Issued	1,860	1,013	—	—
Units Redeemed	(1,463)	(1,728)	—	—
Net Increase (Decrease)	397	(715)	—	—
VIP - Index 500
Units Issued	21,493	24,835	—	—
Units Redeemed	(15,372)	(13,721)	—	—
Net Increase (Decrease)	6,121	11,114	—	—
Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2017	2016	2017	2016
VIP - Asset Manager: Growth Investor Class
Units Issued	987	453	—	—
Units Redeemed	(1,015)	(1,058)	—	—
Net Increase (Decrease)	(28)	(605)	—	—
VIP - Contrafund Investor Class
Units Issued	7,558	6,974	—	—
Units Redeemed	(9,241)	(8,600)	—	—
Net Increase (Decrease)	(1,683)	(1,626)	—	—
VIP - Balanced Investor Class
Units Issued	15,084	15,853	—	—
Units Redeemed	(8,774)	(10,144)	—	—
Net Increase (Decrease)	6,310	5,709	—	—
VIP - Dynamic Capital Appreciation Investor Class
Units Issued	399	701	—	—
Units Redeemed	(1,142)	(2,787)	—	—
Net Increase (Decrease)	(743)	(2,086)	—	—
VIP - Growth & Income Investor Class
Units Issued	2,469	2,502	—	—
Units Redeemed	(2,678)	(1,822)	—	—
Net Increase (Decrease)	(209)	680	—	—
VIP - Growth Opportunities Investor Class
Units Issued	2,170	1,002	—	—
Units Redeemed	(1,949)	(4,766)	—	—
Net Increase (Decrease)	221	(3,764)	—	—
VIP - Mid Cap Investor Class
Units Issued	3,759	3,222	—	—
Units Redeemed	(4,195)	(4,055)	—	—
Net Increase (Decrease)	(436)	(833)	—	—
VIP - Value Strategies Investor Class
Units Issued	614	1,235	—	—
Units Redeemed	(1,283)	(2,050)	—	—
Net Increase (Decrease)	(669)	(815)	—	—
VIP - Utilities Investor Class
Units Issued	1,232	4,256	—	—
Units Redeemed	(1,556)	(2,860)	—	—
Net Increase (Decrease)	(324)	1,396	—	—
VIP - Technology Investor Class
Units Issued	7,776	3,380	—	—
Units Redeemed	(3,897)	(4,089)	—	—
Net Increase (Decrease)	3,879	(709)	—	—
VIP - Energy Investor Class
Units Issued	2,842	4,895	—	—
Units Redeemed	(4,918)	(3,080)	—	—
Net Increase (Decrease)	(2,076)	1,815	—	—
VIP - Health Care Investor Class
Units Issued	3,146	3,112	—	—
Units Redeemed	(4,866)	(8,887)	—	—
Net Increase (Decrease)	(1,720)	(5,775)	—	—

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2017	2016	2017	2016
VIP - Financial Services Investor Class
Units Issued	6,596	4,175	—	—
Units Redeemed	(5,069)	(2,664)	—	—
Net Increase (Decrease)	1,527	1,511	—	—
VIP - Industrials Investor Class
Units Issued	1,801	1,975	—	—
Units Redeemed	(2,028)	(1,033)	—	—
Net Increase (Decrease)	(227)	942	—	—
VIP - Consumer Discretionary Investor Class
Units Issued	957	1,358	—	—
Units Redeemed	(1,652)	(3,209)	—	—
Net Increase (Decrease)	(695)	(1,851)	—	—
VIP - Real Estate Investor Class
Units Issued	909	3,150	—	—
Units Redeemed	(2,893)	(3,331)	—	—
Net Increase (Decrease)	(1,984)	(181)	—	—
VIP - Strategic Income Investor Class
Units Issued	11,819	7,353	—	—
Units Redeemed	(8,229)	(9,253)	—	—
Net Increase (Decrease)	3,590	(1,900)	—	—
VIP - International Capital Appreciation, Investor Class
Units Issued	5,262	2,081	—	—
Units Redeemed	(2,247)	(2,337)	—	—
Net Increase (Decrease)	3,015	(256)	—	—
VIP - Value Investor Class
Units Issued	1,252	2,570	—	—
Units Redeemed	(2,002)	(2,151)	—	—
Net Increase (Decrease)	(750)	419	—	—
VIP - Freedom Income Investor Class
Units Issued	944	834	—	—
Units Redeemed	(837)	(792)	—	—
Net Increase (Decrease)	107	42	—	—
VIP - Freedom 2005 Investor Class
Units Issued	618	247	—	—
Units Redeemed	(251)	(353)	—	—
Net Increase (Decrease)	367	(106)	—	—
VIP - Freedom 2010 Investor Class
Units Issued	521	431	—	—
Units Redeemed	(494)	(575)	—	—
Net Increase (Decrease)	27	(144)	—	—
VIP - Freedom 2015 Investor Class
Units Issued	757	641	—	—
Units Redeemed	(802)	(826)	—	—
Net Increase (Decrease)	(45)	(185)	—	—
VIP - Freedom 2020 Investor Class
Units Issued	2,049	1,340	—	—
Units Redeemed	(1,848)	(1,760)	—	—
Net Increase (Decrease)	201	(420)	—	—

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2017	2016	2017	2016
VIP - Freedom 2025 Investor Class
Units Issued	2,311	1,381	—	—
Units Redeemed	(1,183)	(1,484)	—	—
Net Increase (Decrease)	1,128	(103)	—	—
VIP - Freedom 2030 Investor Class
Units Issued	2,266	1,258	—	—
Units Redeemed	(1,153)	(1,133)	—	—
Net Increase (Decrease)	1,113	125	—	—
VIP - Freedom Lifetime Income I
Units Issued	—	—	2	87
Units Redeemed	—	—	(74)	(74)
Net Increase (Decrease)	—	—	(72)	13
VIP - Freedom Lifetime Income II
Units Issued	—	—	64	253
Units Redeemed	—	—	(221)	(155)
Net Increase (Decrease)	—	—	(157)	98
VIP - Freedom Lifetime Income III
Units Issued	—	—	106	390
Units Redeemed	—	—	(98)	(76)
Net Increase (Decrease)	—	—	8	314
VIP - Disciplined Small Cap Investor Class
Units Issued	3,210	3,493	—	—
Units Redeemed	(4,380)	(2,326)	—	—
Net Increase (Decrease)	(1,170)	1,167	—	—
VIP - FundsManager 20%
Units Issued	7,334	7,897	18	217
Units Redeemed	(7,374)	(8,159)	(87)	(102)
Net Increase (Decrease)	(40)	(262)	(69)	115
VIP - FundsManager 50%
Units Issued	11,573	9,243	395	1,924
Units Redeemed	(9,316)	(10,346)	(615)	(640)
Net Increase (Decrease)	2,257	(1,103)	(220)	1,284
VIP - FundsManager 60%
Units Issued	10,445	6,729	454	1,972
Units Redeemed	(7,521)	(7,029)	(589)	(615)
Net Increase (Decrease)	2,924	(300)	(135)	1,357
VIP - FundsManager 70%
Units Issued	11,640	7,608	110	440
Units Redeemed	(7,349)	(7,522)	(104)	(217)
Net Increase (Decrease)	4,291	86	6	223
VIP - FundsManager 85%
Units Issued	3,388	3,215	36	280
Units Redeemed	(3,323)	(3,709)	(99)	(146)
Net Increase (Decrease)	65	(494)	(63)	134
VIP - Consumer Staples Investor Class
Units Issued	1,803	6,910	—	—
Units Redeemed	(3,858)	(4,568)	—	—
Net Increase (Decrease)	(2,055)	2,342	—	—

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2017	2016	2017	2016
VIP - Materials Investor Class
Units Issued	1,851	1,401	—	—
Units Redeemed	(1,464)	(892)	—	—
Net Increase (Decrease)	387	509	—	—
VIP - Telecommunications Investor Class
Units Issued	1,177	4,155	—	—
Units Redeemed	(2,913)	(1,928)	—	—
Net Increase (Decrease)	(1,736)	2,227	—	—
VIP - Emerging Markets Investor Class
Units Issued	8,239	1,570	—	—
Units Redeemed	(2,511)	(1,088)	—	—
Net Increase (Decrease)	5,728	482	—	—
VIP - Floating Rate High Income Investor Class
Units Issued	7,061	5,636	—	—
Units Redeemed	(4,896)	(3,371)	—	—
Net Increase (Decrease)	2,165	2,265	—	—
VIF - Emerging Markets Equity
Units Issued	1,220	910	—	—
Units Redeemed	(746)	(734)	—	—
Net Increase (Decrease)	474	176	—	—
VIF - Emerging Markets Debt
Units Issued	1,303	1,243	—	—
Units Redeemed	(1,373)	(1,854)	—	—
Net Increase (Decrease)	(70)	(611)	—	—
VIF - Global Strategist
Units Issued	153	111	—	—
Units Redeemed	(246)	(472)	—	—
Net Increase (Decrease)	(93)	(361)	—	—
Invesco - V.I. Global Core Equity
Units Issued	459	230	—	—
Units Redeemed	(311)	(259)	—	—
Net Increase (Decrease)	148	(29)	—	—
Lazard - Retirement Emerging Markets
Units Issued	2,331	1,780	—	—
Units Redeemed	(2,270)	(1,838)	—	—
Net Increase (Decrease)	61	(58)	—	—
PVIT - Commodity Real Return
Units Issued	1,228	1,812	—	—
Units Redeemed	(1,603)	(1,235)	—	—
Net Increase (Decrease)	(375)	577	—	—
PVIT - Low Duration
Units Issued	7,014	10,121	—	—
Units Redeemed	(10,096)	(11,209)	—	—
Net Increase (Decrease)	(3,082)	(1,088)	—	—
PVIT - Real Return
Units Issued	2,276	2,525	—	—
Units Redeemed	(3,255)	(3,067)	—	—
Net Increase (Decrease)	(979)	(542)	—	—

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

5. Changes in Units Outstanding - continued

	Fidelity Personal Retirement		Fidelity Freedom Lifetime Income
(in thousands)	2017	2016	2017	2016
PVIT - Total Return
Units Issued	7,241	8,374	—	—
Units Redeemed	(7,643)	(7,801)	—	—
Net Increase (Decrease)	(402)	573	—	—
Blackrock - Global Allocation V.I.
Units Issued	2,135	1,745	—	—
Units Redeemed	(1,925)	(3,790)	—	—
Net Increase (Decrease)	210	(2,045)	—	—
FTVIP - Templeton Global Bond
Units Issued	1,799	1,052	—	—
Units Redeemed	(2,371)	(3,449)	—	—
Net Increase (Decrease)	(572)	(2,397)	—	—
FTVIP - Franklin U.S. Gov't Securities
Units Issued	1,397	6,686	—	—
Units Redeemed	(2,729)	(5,293)	—	—
Net Increase (Decrease)	(1,332)	1,393	—	—

	Fidelity Growth and Guaranteed Income
(in thousands)	2017	2016
VIP - Government Money Market Investor Class
Units Issued	2,415	2,383
Units Redeemed	(2,096)	(2,444)
Net Increase (Decrease)	319	(61)
VIP - Balanced Investor Class
Units Issued	379	248
Units Redeemed	(6,589)	(8,352)
Net Increase (Decrease)	(6,210)	(8,104)
VIP - Funds Manager 60%
Units Issued	57	50
Units Redeemed	(6,518)	(6,694)
Net Increase (Decrease)	(6,461)	(6,644)

6. Unit Values

A summary of unit values, units outstanding, income and expense ratios, investment income, and total return for each sub account, for each of the five years in the period ended December 31:

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Government Money Market
2017	9,879	$20.79	$20.03	$204,884	0.80%	1.00%	0.67%	(0.13%)	(0.33%)
2016	11,224	$20.82	$20.09	$233,139	0.80%	1.00%	0.20%	(0.60%)	(0.81%)
2015	12,155	$20.94	$20.25	$253,816	0.80%	1.00%	0.01%	(0.77%)	(0.97%)
2014	13,073	$21.11	$20.45	$275,096	0.80%	1.00%	0.01%	(0.79%)	(0.99%)
2013	15,372	$21.27	$20.66	$326,278	0.80%	1.00%	0.03%	(0.77%)	(0.97%)
VIP - Government Money Market Investor Class
2017	101,184	$10.05	$8.99	$1,078,245	0.10%	1.40%	0.65%	0.55%	(0.75%)
2016	100,319	$9.99	$9.06	$1,067,744	0.10%	1.40%	0.18%	0.08%	(1.22%)
2015	87,463	$9.98	$9.17	$934,802	0.10%	1.40%	0.01%	(0.09%)	(1.24%)
2014	78,786	$9.99	$9.30	$847,543	0.10%	1.40%	0.01%	(0.09%)	(1.39%)
2013	84,881	$10.00	$9.43	$912,990	0.10%	1.40%	0.02%	(0.08%)	(1.38%)

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - High Income
2017	1,653	$54.78	$52.76	$89,833	0.80%	1.00%	5.18%	6.08%	5.87%
2016	1,885	$51.64	$49.83	$96,548	0.80%	1.00%	5.31%	13.69%	13.46%
2015	2,027	$45.42	$43.92	$91,337	0.80%	1.00%	6.25%	(4.40%)	(4.59%)
2014	2,330	$47.51	$46.04	$109,907	0.80%	1.00%	5.25%	0.35%	0.14%
2013	2,707	$47.34	$45.97	$127,331	0.80%	1.00%	5.40%	5.10%	4.89%
VIP - High Income Investor Class
2017	21,313	$15.74	$24.75	$392,092	0.10%	0.25%	5.13%	6.84%	6.68%
2016	22,622	$14.73	$23.20	$391,835	0.10%	0.25%	5.43%	14.52%	14.35%
2015	21,807	$12.86	$20.29	$331,218	0.10%	0.25%	5.84%	(3.77%)	(3.92%)
2014	23,814	$13.37	$21.12	$378,042	0.10%	0.25%	5.12%	1.02%	0.87%
2013	26,009	$13.23	$20.93	$409,966	0.10%	0.25%	6.13%	5.84%	5.69%
VIP - Equity-Income
2017	3,629	$116.16	$111.88	$419,673	0.80%	1.00%	1.68%	11.99%	11.77%
2016	4,020	$103.72	$100.10	$415,164	0.80%	1.00%	2.30%	17.07%	16.84%
2015	4,370	$88.60	$85.68	$385,365	0.80%	1.00%	3.03%	(4.73%)	(4.92%)
2014	4,898	$93.00	$90.11	$453,370	0.80%	1.00%	2.77%	7.85%	7.63%
2013	5,477	$86.23	$83.72	$470,381	0.80%	1.00%	2.46%	27.12%	26.87%
VIP - Equity-Income Investor Class
2017	14,877	$24.39	$35.99	$346,675	0.10%	0.25%	1.63%	12.72%	12.55%
2016	15,793	$21.64	$31.98	$327,035	0.10%	0.25%	2.45%	17.75%	17.57%
2015	14,516	$18.37	$27.20	$255,795	0.10%	0.25%	2.95%	(4.11%)	(4.26%)
2014	15,931	$19.16	$28.41	$293,306	0.10%	0.25%	2.89%	8.52%	8.36%
2013	15,878	$17.66	$26.22	$269,681	0.10%	0.25%	2.79%	27.86%	27.67%
VIP - Growth
2017	3,145	$151.06	$145.49	$473,564	0.80%	1.00%	0.22%	34.06%	33.79%
2016	3,343	$112.68	$108.75	$375,597	0.80%	1.00%	0.04%	(0.01%)	(0.21%)
2015	3,699	$112.69	$108.98	$415,521	0.80%	1.00%	0.19%	6.32%	6.10%
2014	4,109	$105.99	$102.71	$434,211	0.80%	1.00%	0.18%	10.41%	10.18%
2013	4,468	$96.00	$93.21	$427,784	0.80%	1.00%	0.29%	35.25%	34.97%
VIP - Growth Investor Class
2017	11,613	$30.74	$44.30	$347,823	0.10%	0.25%	0.15%	34.89%	34.69%
2016	9,632	$22.79	$32.89	$213,822	0.10%	0.25%	—	0.61%	0.46%
2015	10,190	$22.65	$32.74	$225,542	0.10%	0.25%	0.11%	6.98%	6.82%
2014	9,168	$21.17	$30.65	$190,305	0.10%	0.25%	0.13%	11.09%	10.93%
2013	7,849	$19.06	$27.63	$146,881	0.10%	0.25%	0.24%	36.08%	35.88%
VIP - Overseas
2017	1,783	$54.38	$52.38	$96,589	0.80%	1.00%	1.43%	29.25%	28.99%
2016	1,854	$42.08	$40.61	$77,777	0.80%	1.00%	1.38%	(5.82%)	(6.01%)
2015	2,131	$44.68	$43.21	$94,915	0.80%	1.00%	1.04%	—	—
2014	1,494	$43.46	$42.12	$64,776	0.80%	1.00%	1.29%	(8.81%)	(9.00%)
2013	1,665	$47.66	$46.28	$79,166	0.80%	1.00%	1.34%	29.39%	29.13%
VIP - Overseas, Class R (5)
2017	—	$—	$—	$—	—	—	—	—	—
2016	—	$—	$—	$—	—	—	—	—	—
2015	—	$—	$—	$—	—	—	—	—	—
2014	2,208	$16.33	$15.98	$35,954	0.80%	1.00%	1.27%	(8.83%)	(9.02%)
2013	2,529	$17.91	$17.57	$45,199	0.80%	1.00%	1.41%	29.41%	29.15%
VIP - Overseas, Investor Class
2017	15,154	$17.98	$24.79	$279,058	0.10%	0.25%	1.50%	30.05%	29.85%
2016	12,432	$13.82	$19.09	$176,435	0.10%	0.25%	1.38%	(5.24%)	(5.38%)
2015	13,130	$14.59	$20.18	$197,176	0.10%	0.25%	1.15%	3.45%	3.29%
2014	10,964	$14.10	$19.54	$159,847	0.10%	0.25%	1.25%	(8.26%)	(8.40%)
2013	11,193	$15.37	$21.33	$178,565	0.10%	0.25%	1.55%	30.27%	30.07%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Investment Grade Bond
2017	4,406	$43.31	$41.71	$189,300	0.80%	1.00%	2.35%	3.39%	3.18%
2016	4,910	$41.89	$40.43	$204,106	0.80%	1.00%	2.26%	3.90%	3.69%
2015	5,271	$40.31	$38.99	$210,831	0.80%	1.00%	2.29%	(1.39%)	(1.59%)
2014	5,811	$40.88	$39.62	$235,750	0.80%	1.00%	2.14%	4.98%	4.77%
2013	6,373	$38.94	$37.81	$246,448	0.80%	1.00%	2.16%	(2.56%)	(2.76%)
VIP - Investment Grade Bond Investor Class
2017	47,653	$12.66	$16.21	$700,813	0.10%	0.25%	2.46%	4.10%	3.94%
2016	45,315	$12.17	$15.60	$644,812	0.10%	0.25%	2.45%	4.63%	4.47%
2015	39,345	$11.63	$14.93	$534,974	0.10%	0.25%	2.03%	(0.81%)	(0.96%)
2014	36,661	$11.72	$15.07	$504,641	0.10%	0.25%	2.57%	5.72%	5.57%
2013	29,206	$11.09	$14.28	$386,682	0.10%	0.25%	2.05%	(1.84%)	(1.99%)
VIP - Asset Manager
2017	3,659	$60.55	$58.32	$220,350	0.80%	1.00%	1.85%	13.19%	12.97%
2016	4,016	$53.49	$51.62	$213,632	0.80%	1.00%	1.45%	2.25%	2.04%
2015	4,390	$52.32	$50.59	$228,446	0.80%	1.00%	1.57%	(0.66%)	(0.86%)
2014	4,860	$52.66	$51.03	$254,609	0.80%	1.00%	1.46%	4.99%	4.77%
2013	5,374	$50.16	$48.70	$268,232	0.80%	1.00%	1.55%	14.78%	14.55%
VIP - Asset Manager Investor Class
2017	9,760	$17.31	$24.37	$189,009	0.10%	0.25%	1.88%	13.84%	13.67%
2016	9,363	$15.20	$21.44	$161,111	0.10%	0.25%	1.40%	2.91%	2.76%
2015	10,077	$14.77	$20.86	$168,447	0.10%	0.25%	1.37%	(0.03%)	(0.18%)
2014	9,444	$14.78	$20.90	$158,725	0.10%	0.25%	1.61%	5.63%	5.47%
2013	7,503	$13.99	$19.82	$120,888	0.10%	0.25%	1.57%	15.51%	15.33%
VIP - Index 500
2017	83,758	$28.20	$79.73	$2,712,372	0.10%	1.00%	1.83%	21.59%	20.50%
2016	78,091	$23.19	$66.17	$2,127,277	0.10%	1.00%	1.62%	11.75%	10.74%
2015	67,188	$20.75	$59.75	$1,692,165	0.10%	1.00%	1.47%	1.23%	0.32%
2014	58,635	$20.50	$59.56	$1,529,550	0.10%	1.00%	1.82%	13.46%	12.43%
2013	48,345	$18.07	$52.97	$1,182,394	0.10%	1.00%	2.10%	32.11%	30.92%
VIP - Asset Manager: Growth
2017	1,759	$41.59	$40.06	$72,692	0.80%	1.00%	1.25%	17.78%	17.54%
2016	1,934	$35.31	$34.08	$67,849	0.80%	1.00%	1.37%	1.64%	1.44%
2015	2,127	$34.74	$33.59	$73,395	0.80%	1.00%	1.14%	(0.72%)	(0.92%)
2014	2,426	$34.99	$33.91	$84,329	0.80%	1.00%	1.06%	5.03%	4.82%
2013	2,621	$33.32	$32.35	$86,824	0.80%	1.00%	1.00%	21.43%	21.19%
VIP - Asset Manager: Growth Investor Class
2017	5,117	$19.42	$28.21	$106,975	0.10%	0.25%	1.25%	18.57%	18.39%
2016	5,144	$16.38	$23.83	$91,347	0.10%	0.25%	1.30%	2.25%	2.09%
2015	5,750	$16.02	$23.34	$99,671	0.10%	0.25%	0.89%	(0.09%)	(0.24%)
2014	4,639	$16.04	$23.40	$81,069	0.10%	0.25%	1.24%	5.68%	5.53%
2013	3,228	$15.17	$22.17	$53,782	0.10%	0.25%	1.13%	22.18%	22.00%
VIP - Contrafund
2017	9,841	$96.33	$92.78	$944,666	0.80%	1.00%	0.99%	20.90%	20.66%
2016	10,833	$79.68	$76.89	$860,104	0.80%	1.00%	0.79%	7.14%	6.93%
2015	12,097	$74.36	$71.91	$896,427	0.80%	1.00%	0.96%	(0.13%)	(0.34%)
2014	13,244	$74.46	$72.16	$982,780	0.80%	1.00%	0.94%	11.05%	10.82%
2013	14,519	$67.06	$65.11	$970,548	0.80%	1.00%	1.06%	30.24%	29.97%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Contrafund Investor Class
2017	49,353	$25.77	$39.20	$1,346,901	0.10%	0.25%	0.93%	21.69%	21.50%
2016	51,036	$21.18	$32.26	$1,149,056	0.10%	0.25%	0.77%	7.81%	7.64%
2015	52,662	$19.65	$29.97	$1,103,579	0.10%	0.25%	0.83%	0.49%	0.34%
2014	49,771	$19.55	$29.87	$1,042,796	0.10%	0.25%	0.94%	11.74%	11.57%
2013	47,175	$17.49	$26.77	$888,842	0.10%	0.25%	1.09%	31.02%	30.83%
VIP - Balanced
2017	4,849	$34.29	$33.02	$164,922	0.80%	1.00%	1.45%	15.50%	15.26%
2016	5,071	$29.69	$28.65	$149,344	0.80%	1.00%	1.31%	6.40%	6.19%
2015	5,610	$27.90	$26.98	$155,306	0.80%	1.00%	1.45%	(0.21%)	(0.42%)
2014	5,826	$27.96	$27.09	$161,491	0.80%	1.00%	1.52%	9.38%	9.16%
2013	5,952	$25.56	$24.82	$150,888	0.80%	1.00%	1.57%	18.70%	18.46%
VIP - Balanced Investor Class
2017	117,571	$20.98	$30.08	$2,542,316	0.10%	1.40%	1.42%	16.16%	14.66%
2016	117,471	$18.06	$26.23	$2,176,764	0.10%	1.40%	1.30%	7.07%	5.68%
2015	119,867	$16.87	$24.82	$2,062,773	0.10%	1.40%	1.31%	0.42%	(0.74%)
2014	112,351	$16.80	$25.04	$1,907,723	0.10%	1.40%	1.50%	10.07%	8.64%
2013	108,473	$15.26	$23.05	$1,663,003	0.10%	1.40%	1.56%	19.42%	17.87%
VIP - Dynamic Capital Appreciation
2017	674	$33.19	$32.25	$22,264	0.80%	1.00%	0.85%	22.90%	22.65%
2016	845	$27.01	$26.30	$22,745	0.80%	1.00%	0.80%	2.05%	1.85%
2015	1,242	$26.47	$25.82	$32,744	0.80%	1.00%	0.43%	0.49%	0.28%
2014	1,355	$26.34	$25.75	$35,546	0.80%	1.00%	0.47%	10.04%	9.82%
2013	1,342	$23.94	$23.44	$32,005	0.80%	1.00%	0.40%	37.43%	37.15%
VIP - Dynamic Capital Appreciation Investor Class
2017	3,776	$27.42	$43.40	$108,387	0.10%	0.25%	0.77%	23.62%	23.43%
2016	4,520	$22.18	$35.16	$105,229	0.10%	0.25%	0.75%	2.71%	2.55%
2015	6,605	$21.59	$34.29	$150,637	0.10%	0.25%	0.32%	1.12%	0.96%
2014	5,719	$21.36	$33.96	$129,355	0.10%	0.25%	0.42%	10.68%	10.51%
2013	4,741	$19.29	$30.73	$97,349	0.10%	0.25%	0.40%	38.38%	38.17%
VIP - Growth & Income
2017	3,235	$40.22	$38.74	$129,319	0.80%	1.00%	1.24%	15.96%	15.73%
2016	3,586	$34.69	$33.47	$123,569	0.80%	1.00%	1.73%	15.15%	14.92%
2015	3,886	$30.12	$29.13	$116,314	0.80%	1.00%	1.84%	(3.05%)	(3.25%)
2014	4,421	$31.07	$30.11	$136,468	0.80%	1.00%	1.73%	9.59%	9.37%
2013	4,724	$28.35	$27.53	$133,169	0.80%	1.00%	1.88%	32.50%	32.23%
VIP - Growth & Income Investor Class
2017	7,947	$27.59	$37.72	$213,340	0.10%	0.25%	1.17%	16.71%	16.53%
2016	8,157	$23.64	$32.37	$188,088	0.10%	0.25%	1.92%	15.85%	15.67%
2015	7,477	$20.40	$27.99	$149,283	0.10%	0.25%	1.67%	(2.42%)	(2.57%)
2014	8,231	$20.91	$28.72	$168,988	0.10%	0.25%	1.97%	10.22%	10.06%
2013	6,332	$18.97	$26.10	$118,704	0.10%	0.25%	2.21%	33.38%	33.18%
VIP - Growth Opportunities
2017	2,629	$33.45	$32.21	$87,425	0.80%	1.00%	0.30%	33.44%	33.17%
2016	2,841	$25.06	$24.19	$70,795	0.80%	1.00%	0.30%	(0.47%)	(0.67%)
2015	3,689	$25.18	$24.35	$92,342	0.80%	1.00%	0.19%	4.76%	4.55%
2014	3,284	$24.04	$23.29	$78,483	0.80%	1.00%	0.21%	11.30%	11.08%
2013	3,898	$21.60	$20.97	$83,770	0.80%	1.00%	0.31%	36.80%	36.52%
Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Growth Opportunities Investor Class
2017	7,258	$32.49	$53.70	$224,576	0.10%	0.25%	0.24%	34.25%	34.05%
2016	7,037	$24.20	$40.06	$162,076	0.10%	0.25%	0.21%	0.15%	—
2015	10,801	$24.16	$40.06	$249,688	0.10%	0.25%	0.09%	5.44%	5.28%
2014	5,767	$22.92	$38.05	$127,583	0.10%	0.25%	0.15%	11.98%	11.81%
2013	5,767	$20.46	$34.03	$114,008	0.10%	0.25%	0.28%	37.63%	37.43%
VIP - Mid Cap
2017	7,013	$49.49	$47.75	$345,185	0.80%	1.00%	0.69%	19.85%	19.60%
2016	7,850	$41.29	$39.93	$322,341	0.80%	1.00%	0.50%	11.34%	11.11%
2015	8,838	$37.09	$35.93	$326,112	0.80%	1.00%	0.26%	(2.18%)	(2.38%)
2014	9,676	$37.91	$36.81	$365,029	0.80%	1.00%	0.25%	5.44%	5.22%
2013	10,853	$35.96	$34.98	$388,500	0.80%	1.00%	0.51%	35.14%	34.87%
VIP - Mid Cap Investor Class
2017	21,798	$22.78	$40.48	$579,930	0.10%	0.25%	0.64%	20.60%	20.42%
2016	22,234	$18.89	$33.61	$494,945	0.10%	0.25%	0.46%	12.02%	11.85%
2015	23,068	$16.87	$30.05	$460,856	0.10%	0.25%	0.17%	(1.57%)	(1.72%)
2014	21,604	$17.13	$30.58	$442,609	0.10%	0.25%	0.18%	6.10%	5.94%
2013	21,157	$16.15	$28.86	$413,891	0.10%	0.25%	0.48%	35.94%	35.74%
VIP - Value Strategies
2017	1,430	$29.33	$28.50	$41,702	0.80%	1.00%	1.46%	18.40%	18.17%
2016	1,672	$24.77	$24.12	$41,201	0.80%	1.00%	1.08%	8.75%	8.53%
2015	1,966	$22.78	$22.22	$44,549	0.80%	1.00%	1.07%	(3.76%)	(3.96%)
2014	2,106	$23.67	$23.14	$49,610	0.80%	1.00%	0.95%	5.94%	5.73%
2013	2,749	$22.34	$21.89	$61,148	0.80%	1.00%	0.89%	29.45%	29.19%
VIP - Value Strategies Investor Class
2017	3,457	$24.59	$50.74	$86,463	0.10%	0.25%	1.38%	19.18%	19.00%
2016	4,126	$20.64	$42.64	$86,934	0.10%	0.25%	1.04%	9.42%	9.26%
2015	4,941	$18.86	$39.02	$95,079	0.10%	0.25%	0.88%	(3.17%)	(3.31%)
2014	3,991	$19.47	$40.36	$79,927	0.10%	0.25%	0.95%	6.56%	6.40%
2013	4,609	$18.28	$37.93	$86,833	0.10%	0.25%	0.88%	30.32%	30.12%
VIP - Utilities
2017	929	$26.07	$25.22	$24,149	0.80%	1.00%	2.10%	16.94%	16.71%
2016	1,082	$22.29	$21.61	$24,014	0.80%	1.00%	1.44%	13.18%	12.95%
2015	1,036	$19.70	$19.13	$20,345	0.80%	1.00%	2.13%	(11.43%)	(11.61%)
2014	1,509	$22.24	$21.65	$33,446	0.80%	1.00%	1.84%	20.80%	20.56%
2013	1,282	$18.41	$17.96	$23,539	0.80%	1.00%	2.37%	20.05%	19.81%
VIP - Utilities Investor Class
2017	3,812	$22.30	$27.72	$97,020	0.10%	0.25%	2.06%	17.72%	17.54%
2016	4,136	$18.94	$23.58	$89,636	0.10%	0.25%	1.78%	13.92%	13.75%
2015	2,740	$16.63	$20.73	$52,489	0.10%	0.25%	2.08%	(10.89%)	(11.02%)
2014	4,136	$18.66	$23.30	$87,778	0.10%	0.25%	1.95%	21.52%	21.34%
2013	2,644	$15.36	$19.20	$46,875	0.10%	0.25%	2.37%	20.80%	20.62%
VIP - Technology
2017	3,601	$38.22	$36.97	$137,162	0.80%	1.00%	0.01%	49.58%	49.28%
2016	2,507	$25.55	$24.77	$63,804	0.80%	1.00%	0.12%	10.48%	10.26%
2015	2,727	$23.12	$22.46	$62,818	0.80%	1.00%	0.10%	5.42%	5.20%
2014	2,799	$21.94	$21.35	$61,188	0.80%	1.00%	0.10%	11.01%	10.79%
2013	2,789	$19.76	$19.27	$54,950	0.80%	1.00%	0.15%	26.79%	26.53%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Technology Investor Class
2017	12,511	$33.22	$76.84	$490,790	0.10%	0.25%	0.01%	50.43%	50.21%
2016	8,632	$22.08	$51.15	$229,140	0.10%	0.25%	0.07%	11.23%	11.06%
2015	9,341	$19.85	$46.06	$220,710	0.10%	0.25%	0.04%	5.98%	5.82%
2014	7,247	$18.73	$43.53	$163,974	0.10%	0.25%	0.05%	11.75%	11.58%
2013	5,373	$16.76	$39.01	$110,744	0.10%	0.25%	0.10%	27.60%	27.41%
VIP - Energy
2017	1,503	$26.80	$25.93	$40,129	0.80%	1.00%	1.53%	(3.25%)	(3.45)%
2016	2,103	$27.70	$26.86	$58,053	0.80%	1.00%	0.71%	32.77%	32.51%
2015	2,032	$20.87	$20.27	$42,287	0.80%	1.00%	1.27%	(21.18%)	(21.34%)
2014	2,469	$26.47	$25.77	$65,148	0.80%	1.00%	0.83%	(13.30%)	(13.47%)
2013	2,814	$30.53	$29.78	$85,693	0.80%	1.00%	0.87%	23.49%	23.24%
VIP - Energy Investor Class
2017	7,097	$14.60	$21.66	$111,672	0.10%	0.25%	1.47%	(2.66)%	(2.81%)
2016	9,173	$15.00	$22.29	$149,211	0.10%	0.25%	0.72%	33.57%	33.37%
2015	7,358	$11.23	$16.71	$89,810	0.10%	0.25%	0.86%	(20.66%)	(20.78%)
2014	5,935	$14.16	$21.09	$92,315	0.10%	0.25%	0.80%	(12.73%)	(12.86%)
2013	5,402	$16.22	$24.21	$96,642	0.10%	0.25%	0.88%	24.26%	24.07%
VIP - Health Care
2017	2,714	$43.90	$42.47	$118,717	0.80%	1.00%	0.26%	24.05%	23.80%
2016	3,353	$35.39	$34.30	$118,217	0.80%	1.00%	0.14%	(11.15%)	(11.33%)
2015	5,141	$39.82	$38.68	$203,956	0.80%	1.00%	—	5.52%	5.30%
2014	5,618	$37.74	$36.73	$211,292	0.80%	1.00%	—	31.77%	31.50%
2013	5,230	$28.64	$27.93	$149,383	0.80%	1.00%	—	54.88%	54.57%
VIP - Health Care Investor Class
2017	13,485	$38.20	$55.80	$536,505	0.10%	0.25%	0.20%	24.84%	24.66%
2016	15,205	$30.60	$44.76	$486,468	0.10%	0.25%	0.08%	(10.59%)	(10.73%)
2015	20,980	$34.23	$50.14	$752,405	0.10%	0.25%	—	6.18%	6.02%
2014	17,951	$32.24	$47.29	$610,573	0.10%	0.25%	—	32.59%	32.39%
2013	13,509	$24.31	$35.72	$348,400	0.10%	0.25%	—	55.85%	55.62%
VIP - Financial Services
2017	2,340	$17.22	$16.66	$40,162	0.80%	1.00%	0.76%	20.28%	20.04%
2016	2,682	$14.32	$13.88	$38,325	0.80%	1.00%	1.20%	17.77%	17.53%
2015	1,548	$12.16	$11.81	$18,768	0.80%	1.00%	1.19%	(4.46%)	(4.66%)
2014	1,690	$12.73	$12.39	$21,441	0.80%	1.00%	1.08%	9.99%	9.77%
2013	2,162	$11.57	$11.28	$24,936	0.80%	1.00%	1.23%	32.79%	32.52%
VIP - Financial Services Investor Class
2017	9,140	$23.82	$37.24	$172,892	0.10%	0.25%	0.70%	21.05%	20.87%
2016	7,613	$19.68	$30.81	$118,002	0.10%	0.25%	0.79%	18.39%	18.21%
2015	6,101	$16.62	$26.06	$80,741	0.10%	0.25%	1.12%	(3.78%)	(3.92%)
2014	5,492	$17.27	$27.12	$75,988	0.10%	0.25%	1.28%	10.64%	10.48%
2013	4,475	$15.61	$24.55	$54,149	0.10%	0.25%	1.28%	33.60%	33.40%
VIP - Industrials
2017	829	$48.55	$46.96	$40,063	0.80%	1.00%	0.71%	19.19%	18.95%
2016	951	$40.73	$39.48	$38,550	0.80%	1.00%	0.72%	14.94%	14.71%
2015	927	$35.44	$34.42	$32,740	0.80%	1.00%	1.03%	(2.67%)	(2.87%)
2014	1,176	$36.41	$35.43	$42,638	0.80%	1.00%	0.77%	5.36%	5.14%
2013	1,469	$34.56	$33.70	$50,583	0.80%	1.00%	0.88%	38.68%	38.40%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Industrials Investor Class
2017	4,777	$27.90	$48.94	$153,817	0.10%	0.25%	0.65%	19.93%	19.75%
2016	5,004	$23.27	$40.87	$135,052	0.10%	0.25%	0.74%	15.62%	15.44%
2015	4,062	$20.12	$35.40	$95,187	0.10%	0.25%	0.86%	(2.07%)	(2.21%)
2014	4,503	$20.55	$36.20	$109,165	0.10%	0.25%	0.75%	6.05%	5.89%
2013	5,091	$19.37	$34.19	$116,944	0.10%	0.25%	1.04%	39.58%	39.37%
VIP - Consumer Discretionary
2017	642	$31.24	$30.22	$19,984	0.80%	1.00%	0.54%	21.19%	20.94%
2016	845	$25.78	$24.99	$21,659	0.80%	1.00%	0.63%	4.39%	4.18%
2015	1,507	$24.70	$23.99	$37,055	0.80%	1.00%	0.39%	3.87%	3.66%
2014	817	$23.77	$23.14	$19,323	0.80%	1.00%	0.42%	8.76%	8.54%
2013	1,334	$21.86	$21.32	$29,023	0.80%	1.00%	0.15%	39.97%	39.69%
VIP - Consumer Discretionary Investor Class
2017	3,719	$29.76	$53.92	$113,709	0.10%	0.25%	0.47%	21.95%	21.76%
2016	4,414	$24.40	$44.28	$111,490	0.10%	0.25%	0.62%	5.01%	4.86%
2015	6,264	$23.24	$42.23	$150,613	0.10%	0.25%	0.31%	4.56%	4.40%
2014	3,414	$22.23	$40.45	$79,154	0.10%	0.25%	0.40%	9.47%	9.31%
2013	4,609	$20.30	$37.01	$98,967	0.10%	0.25%	0.11%	40.91%	40.70%
VIP - Real Estate
2017	1,043	$35.74	$34.72	$37,194	0.80%	1.00%	1.72%	3.24%	3.03%
2016	1,376	$34.62	$33.70	$47,388	0.80%	1.00%	1.33%	4.90%	4.69%
2015	1,557	$33.00	$32.19	$51,224	0.80%	1.00%	1.73%	2.88%	2.67%
2014	1,746	$32.07	$31.35	$55,826	0.80%	1.00%	1.87%	29.14%	28.88%
2013	1,667	$24.84	$24.33	$41,306	0.80%	1.00%	1.46%	1.01%	0.81%
VIP - Real Estate Investor Class
2017	7,330	$20.79	$50.38	$169,524	0.10%	0.25%	1.68%	3.89%	3.73%
2016	9,315	$20.01	$48.57	$208,993	0.10%	0.25%	1.34%	5.54%	5.38%
2015	9,497	$18.96	$46.09	$202,459	0.10%	0.25%	1.55%	3.54%	3.38%
2014	9,620	$18.31	$44.58	$199,704	0.10%	0.25%	1.98%	29.89%	29.70%
2013	7,818	$14.10	$34.37	$127,117	0.10%	0.25%	1.59%	1.71%	1.55%
VIP - Strategic Income
2017	3,712	$20.34	$19.79	$75,222	0.80%	1.00%	3.14%	6.93%	6.72%
2016	3,772	$19.02	$18.54	$71,497	0.80%	1.00%	3.42%	7.40%	7.19%
2015	4,189	$17.71	$17.30	$73,928	0.80%	1.00%	3.26%	(2.41%)	(2.61%)
2014	4,970	$18.15	$17.76	$89,899	0.80%	1.00%	2.83%	2.77%	2.57%
2013	5,762	$17.66	$17.32	$101,470	0.80%	1.00%	3.60%	(0.51%)	(0.71%)
VIP - Strategic Income Investor Class
2017	58,613	$14.00	$20.28	$989,993	0.10%	0.25%	3.25%	7.68%	7.51%
2016	55,023	$13.01	$18.86	$874,097	0.10%	0.25%	3.56%	8.06%	7.90%
2015	56,923	$12.04	$17.48	$842,611	0.10%	0.25%	3.02%	(1.76%)	(1.90%)
2014	60,131	$12.25	$17.82	$912,285	0.10%	0.25%	3.04%	3.48%	3.33%
2013	58,891	$11.84	$17.25	$872,838	0.10%	0.25%	3.81%	0.16%	0.01%
VIP - Growth Strategies (5)
2017
2016	—	$—	$—	$—	—	—	—	—	—
2015	—	$—	$—	$—	—	—	—	—	—
2014	415	$18.28	$17.93	$7,562	0.80%	1.00%	0.11%	12.67%	12.44%
2013	435	$16.22	$15.95	$7,025	0.80%	1.00%	0.02%	36.16%	35.88%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Growth Strategies Investor Class (5)
2017
2016	—	$—	$—	$—	—	—	—	—	—
2015	—	$—	$—	$—	—	—	—	—	—
2014	1,388	$19.11	$31.82	$26,308	0.10%	0.25%	0.11%	13.48%	13.31%
2013	905	$16.84	$28.08	$15,290	0.10%	0.25%	0.01%	36.86%	36.65%
VIP - International Capital Appreciation
2017	1,130	$20.89	$20.37	$23,542	0.80%	1.00%	0.53%	35.36%	35.09%
2016	856	$15.43	$15.08	$13,178	0.80%	1.00%	0.84%	(3.76%)	(3.95%)
2015	1,006	$16.03	$15.70	$16,086	0.80%	1.00%	—	—	—
VIP - International Capital Appreciation, Class R (5)
2017
2016	—	$—	$—	$—	—	—	—	—	—
2015	—	$—	$—	$—	—	—	—	—	—
2014	1,037	$15.66	$15.36	$16,199	0.80%	1.00%	0.40%	2.20%	1.99%
2013	1,061	$15.32	$15.06	$16,213	0.80%	1.00%	0.68%	20.68%	20.43%
VIP - International Capital Appreciation Investor Class
2017	11,811	$22.12	$42.10	$258,783	0.10%	0.25%	0.49%	36.19%	35.99%
2016	8,795	$16.24	$30.96	$141,608	0.10%	0.25%	0.82%	(3.11%)	(3.25%)
2015	9,051	$16.76	$32.00	$150,792	0.10%	0.25%	0.26%	3.05%	2.90%
2014	6,282	$16.26	$31.09	$102,163	0.10%	0.25%	0.38%	2.80%	2.65%
2013	5,063	$15.82	$30.29	$80,713	0.10%	0.25%	0.74%	21.38%	21.20%
VIP - Value Leaders (5)
2017
2016	—	$—	$—	$—	—	—	—	—	—
2015	—	$—	$—	$—	—	—	—	—	—
2014	506	$15.16	$14.87	$7,648	0.80%	1.00%	1.18%	12.15%	11.93%
2013	576	$13.52	$13.29	$7,765	0.80%	1.00%	0.58%	34.09%	33.82%
VIP - Value Leaders Investor Class (5)
2017
2016	—	$—	$—	$—	—	—	—	—	—
2015	—	$—	$—	$—	—	—	—	—	—
2014	1,200	$18.15	$26.23	$19,647	0.10%	0.25%	1.21%	12.83%	12.66%
2013	1,208	$16.09	$23.28	$17,633	0.10%	0.25%	0.60%	34.95%	34.75%
VIP - Value
2017	922	$22.79	$22.22	$20,973	0.80%	1.00%	1.29%	14.66%	14.43%
2016	1,106	$19.88	$19.42	$21,913	0.80%	1.00%	1.00%	11.18%	10.96%
2015	1,253	$17.88	$17.50	$22,310	0.80%	1.00%	1.16%	(1.54%)	(1.74%)
2014	1,221	$18.16	$17.81	$22,098	0.80%	1.00%	1.42%	10.52%	10.30%
2013	1,142	$16.43	$16.15	$18,690	0.80%	1.00%	1.19%	31.40%	31.13%
VIP - Value Investor Class
2017	5,510	$25.78	$44.98	$137,463	0.10%	0.25%	1.22%	15.40%	15.23%
2016	6,260	$22.34	$39.03	$135,513	0.10%	0.25%	1.05%	11.77%	11.60%
2015	5,841	$19.99	$34.98	$113,286	0.10%	0.25%	1.03%	(0.86%)	(1.00%)
2014	5,046	$20.16	$35.33	$98,656	0.10%	0.25%	1.47%	11.17%	11.00%
2013	3,681	$18.14	$31.83	$65,290	0.10%	0.25%	1.32%	32.28%	32.09%
VIP - Growth Stock (5)
2017
2016	—	$—	$—	$—	—	—	—	—	—
2015	—	$—	$—	$—	—	—	—	—	—
2014	930	$21.29	$20.88	$19,736	0.80%	1.00%	0.86%	11.69%	11.46%
2013	839	$19.06	$18.74	$15,953	0.80%	1.00%	0.59%	33.80%	33.53%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Growth Stock Investor Class (5)
2017
2016	—	$—	$—	$—	—	—	—	—	—
2015	—	$—	$—	$—	—	—	—	—	—
2014	4,630	$21.55	$35.00	$102,903	0.10%	0.25%	0.81%	12.41%	12.24%
2013	3,793	$19.17	$31.18	$75,655	0.10%	0.25%	0.58%	34.60%	34.40%
VIP - Freedom Income
2017	768	$15.64	$15.64	$12,019	0.80%	0.80%	1.59%	7.62%	7.62%
2016	769	$14.54	$14.54	$11,183	0.80%	0.80%	1.43%	3.67%	3.67%
2015	785	$14.02	$14.02	$11,005	0.80%	0.80%	1.58%	(1.14%)	(1.14%)
2014	897	$14.18	$14.18	$12,717	0.80%	0.80%	1.53%	2.95%	2.95%
2013	868	$13.78	$13.78	$11,966	0.80%	0.80%	1.59%	4.70%	4.70%
VIP - Freedom Income Investor Class
2017	4,491	$13.76	$16.88	$70,716	0.10%	0.25%	1.55%	8.34%	8.18%
2016	4,385	$12.70	$15.60	$63,924	0.10%	0.25%	1.49%	4.33%	4.17%
2015	4,343	$12.18	$14.98	$60,816	0.10%	0.25%	1.48%	(0.47%)	(0.62%)
2014	4,441	$12.24	$15.07	$62,053	0.10%	0.25%	1.58%	3.70%	3.54%
2013	4,120	$11.80	$14.56	$56,010	0.10%	0.25%	1.80%	5.32%	5.16%
VIP - Freedom 2005
2017	427	$17.28	$17.28	$7,377	0.80%	0.80%	1.63%	10.18%	10.18%
2016	374	$15.68	$15.68	$5,861	0.80%	0.80%	1.47%	4.16%	4.16%
2015	410	$15.06	$15.06	$6,179	0.80%	0.80%	1.64%	(1.05%)	(1.05%)
2014	480	$15.22	$15.22	$7,305	0.80%	0.80%	1.69%	3.46%	3.46%
2013	447	$14.71	$14.71	$6,574	0.80%	0.80%	1.69%	8.86%	8.86%
VIP - Freedom 2005 Investor Class
2017	1,404	$15.60	$21.22	$24,589	0.10%	0.25%	1.72%	10.86%	10.69%
2016	1,037	$14.07	$19.17	$16,834	0.10%	0.25%	1.47%	4.83%	4.68%
2015	1,143	$13.42	$18.31	$17,584	0.10%	0.25%	1.69%	(0.41%)	(0.56%)
2014	1,279	$13.48	$18.42	$19,848	0.10%	0.25%	1.74%	4.14%	3.99%
2013	1,074	$12.94	$17.71	$16,204	0.10%	0.25%	1.68%	9.62%	9.46%
VIP - Freedom 2010
2017	561	$18.86	$18.86	$10,576	0.80%	0.80%	1.48%	12.17%	12.17%
2016	613	$16.81	$16.81	$10,312	0.80%	0.80%	1.45%	4.61%	4.61%
2015	719	$16.07	$16.07	$11,549	0.80%	0.80%	1.73%	(1.09%)	(1.09%)
2014	864	$16.25	$16.25	$14,043	0.80%	0.80%	1.59%	3.69%	3.69%
2013	958	$15.67	$15.67	$15,005	0.80%	0.80%	1.69%	12.58%	12.58%
VIP - Freedom 2010 Investor Class
2017	3,136	$16.99	$23.55	$61,180	0.10%	0.25%	1.54%	12.93%	12.77%
2016	3,110	$15.05	$20.88	$53,982	0.10%	0.25%	1.49%	5.23%	5.07%
2015	3,254	$14.30	$19.88	$53,848	0.10%	0.25%	1.62%	(0.44%)	(0.59%)
2014	3,359	$14.36	$20.00	$55,984	0.10%	0.25%	1.67%	4.46%	4.30%
2013	3,517	$13.75	$19.17	$55,875	0.10%	0.25%	1.77%	13.29%	13.12%
VIP - Freedom 2015
2017	1,289	$19.73	$19.73	$25,435	0.80%	0.80%	1.49%	14.18%	14.18%
2016	1,411	$17.28	$17.28	$24,390	0.80%	0.80%	1.46%	5.07%	5.07%
2015	1,599	$16.45	$16.45	$26,304	0.80%	0.80%	1.76%	(1.13%)	(1.13%)
2014	1,816	$16.64	$16.64	$30,216	0.80%	0.80%	1.63%	3.86%	3.86%
2013	1,895	$16.02	$16.02	$30,357	0.80%	0.80%	1.75%	13.50%	13.50%
Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Freedom 2015 Investor Class
2017	5,038	$17.62	$24.72	$102,406	0.10%	0.25%	1.50%	14.87%	14.70%
2016	5,082	$15.34	$21.55	$90,327	0.10%	0.25%	1.54%	5.72%	5.56%
2015	5,267	$14.51	$20.41	$88,610	0.10%	0.25%	1.65%	(0.44%)	(0.59%)
2014	5,488	$14.57	$20.54	$93,183	0.10%	0.25%	1.66%	4.54%	4.38%
2013	5,463	$13.94	$19.67	$88,922	0.10%	0.25%	1.87%	14.24%	14.07%
VIP - Freedom 2020
2017	1,253	$20.16	$20.16	$25,269	0.80%	0.80%	1.46%	15.69%	15.69%
2016	1,389	$17.43	$17.43	$24,216	0.80%	0.80%	1.50%	5.27%	5.27%
2015	1,557	$16.56	$16.56	$25,783	0.80%	0.80%	1.75%	(1.07%)	(1.07%)
2014	1,743	$16.74	$16.74	$29,169	0.80%	0.80%	1.58%	3.99%	3.99%
2013	1,826	$16.09	$16.09	$29,388	0.80%	0.80%	1.76%	15.09%	15.09%
VIP - Freedom 2020 Investor Class
2017	9,665	$18.54	$27.03	$199,123	0.10%	0.25%	1.50%	16.44%	16.26%
2016	9,464	$15.93	$23.25	$170,145	0.10%	0.25%	1.54%	5.93%	5.77%
2015	9,883	$15.03	$21.99	$167,386	0.10%	0.25%	1.61%	(0.45%)	(0.60%)
2014	10,057	$15.10	$22.12	$171,670	0.10%	0.25%	1.74%	4.65%	4.49%
2013	8,641	$14.43	$21.17	$142,627	0.10%	0.25%	1.88%	15.85%	15.67%
VIP - Freedom 2025
2017	855	$21.45	$21.45	$18,343	0.80%	0.80%	1.53%	16.95%	16.95%
2016	698	$18.34	$18.34	$12,809	0.80%	0.80%	1.41%	5.34%	5.34%
2015	793	$17.41	$17.41	$13,804	0.80%	0.80%	1.74%	(0.98%)	(0.98%)
2014	927	$17.58	$17.58	$16,302	0.80%	0.80%	1.58%	4.22%	4.22%
2013	961	$16.87	$16.87	$16,215	0.80%	0.80%	1.96%	18.99%	18.99%
VIP - Freedom 2025 Investor Class
2017	9,260	$19.81	$29.25	$202,277	0.10%	0.25%	1.52%	17.71%	17.53%
2016	8,132	$16.83	$24.89	$152,769	0.10%	0.25%	1.55%	6.00%	5.84%
2015	8,235	$15.88	$23.51	$146,171	0.10%	0.25%	1.43%	(0.42%)	(0.57%)
2014	7,242	$15.95	$23.65	$129,695	0.10%	0.25%	1.70%	4.94%	4.78%
2013	6,194	$15.20	$22.57	$106,760	0.10%	0.25%	2.11%	19.83%	19.65%
VIP - Freedom 2030
2017	957	$21.83	$21.83	$20,894	0.80%	0.80%	1.41%	20.00%	20.00%
2016	950	$18.19	$18.19	$17,273	0.80%	0.80%	1.47%	5.75%	5.75%
2015	1,011	$17.20	$17.20	$17,385	0.80%	0.80%	1.55%	(1.03%)	(1.03%)
2014	1,003	$17.38	$17.38	$17,423	0.80%	0.80%	1.58%	4.12%	4.12%
2013	1,025	$16.69	$16.69	$17,116	0.80%	0.80%	1.76%	20.69%	20.69%
VIP - Freedom 2030 Investor Class
2017	8,856	$20.84	$31.30	$199,210	0.10%	0.25%	1.45%	20.80%	20.62%
2016	7,743	$17.25	$25.95	$145,170	0.10%	0.25%	1.49%	6.40%	6.24%
2015	7,618	$16.21	$24.43	$134,531	0.10%	0.25%	1.38%	(0.42%)	(0.57%)
2014	6,811	$16.28	$24.56	$121,507	0.10%	0.25%	1.57%	4.72%	4.57%
2013	5,995	$15.55	$23.49	$102,899	0.10%	0.25%	1.98%	21.60%	21.41%
VIP - Freedom Lifetime Income I
2017	697	$17.19	$17.19	$11,994	0.60%	0.60%	1.96%	6.97%	6.97%
2016	769	$16.07	$16.07	$12,375	0.60%	0.60%	1.94%	4.42%	4.42%
2015	755	$15.39	$15.39	$11,638	0.60%	0.60%	1.77%	(0.95%)	(0.95%)
2014	801	$15.54	$15.54	$12,440	0.60%	0.60%	1.91%	4.05%	4.05%
2013	718	$14.93	$14.93	$10,717	0.60%	0.60%	1.83%	9.31%	9.31%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Freedom Lifetime Income II
2017	1,786	$18.88	$18.88	$33,746	0.60%	0.60%	1.70%	11.62%	11.62%
2016	1,943	$16.91	$16.91	$32,875	0.60%	0.60%	1.85%	5.27%	5.27%
2015	1,845	$16.06	$16.06	$29,658	0.60%	0.60%	1.69%	(0.83%)	(0.83%)
2014	1,775	$16.20	$16.20	$28,755	0.60%	0.60%	1.97%	4.43%	4.43%
2013	1,450	$15.51	$15.51	$22,505	0.60%	0.60%	1.88%	12.08%	12.08%
VIP - Freedom Lifetime Income III
2017	1,433	$20.88	$20.88	$29,949	0.60%	0.60%	1.74%	15.16%	15.16%
2016	1,425	$18.14	$18.14	$25,853	0.60%	0.60%	1.98%	6.19%	6.19%
2015	1,111	$17.08	$17.08	$18,975	0.60%	0.60%	1.58%	(0.87%)	(0.87%)
2014	892	$17.23	$17.23	$15,373	0.60%	0.60%	2.03%	4.67%	4.67%
2013	702	$16.46	$16.46	$11,559	0.60%	0.60%	1.91%	19.70%	19.70%
VIP - Disciplined Small Cap
2017	1,459	$20.22	$19.75	$29,391	0.80%	1.00%	0.68%	6.16%	5.95%
2016	2,044	$19.04	$18.64	$38,801	0.80%	1.00%	0.71%	21.70%	21.46%
2015	1,804	$15.65	$15.34	$28,161	0.80%	1.00%	0.43%	(2.77%)	(2.97%)
2014	1,981	$16.09	$15.81	$31,817	0.80%	1.00%	0.36%	4.44%	4.23%
2013	2,738	$15.41	$15.17	$42,103	0.80%	1.00%	0.56%	37.25%	36.97%
VIP - Disciplined Small Cap Investor Class
2017	9,407	$26.92	$39.60	$228,375	0.10%	0.25%	0.63%	6.80%	6.64%
2016	10,577	$25.21	$37.13	$240,229	0.10%	0.25%	0.62%	22.42%	22.24%
2015	9,410	$20.59	$30.38	$174,353	0.10%	0.25%	0.31%	(2.10%)	(2.25%)
2014	8,358	$21.03	$31.08	$159,191	0.10%	0.25%	0.33%	5.05%	4.89%
2013	9,367	$20.02	$29.63	$169,772	0.10%	0.25%	0.56%	38.04%	37.84%
VIP - FundsManager 20%
2017	48,342	$13.50	$14.08	$717,340	0.10%	1.00%	1.34%	7.23%	6.27%
2016	48,936	$12.59	$13.25	$678,375	0.10%	1.00%	1.26%	2.73%	1.81%
2015	49,271	$12.26	$13.01	$665,602	0.10%	1.00%	1.26%	(0.13%)	(1.03%)
2014	50,895	$12.27	$13.15	$689,187	0.10%	1.00%	1.31%	4.02%	3.08%
2013	47,822	$11.80	$12.76	$626,307	0.10%	1.00%	1.24%	5.52%	4.57%
VIP - FundsManager 50%
2017	82,589	$17.12	$16.47	$1,467,785	0.10%	1.00%	1.20%	14.34%	13.32%
2016	81,477	$14.97	$14.53	$1,271,780	0.10%	1.00%	1.27%	4.12%	3.18%
2015	81,915	$14.38	$14.08	$1,234,901	0.10%	1.00%	1.10%	0.04%	(0.86%)
2014	79,527	$14.38	$14.21	$1,205,623	0.10%	1.00%	1.20%	4.99%	4.05%
2013	73,187	$13.69	$13.65	$1,065,142	0.10%	1.00%	1.09%	14.78%	13.75%
VIP - FundsManager 60%
2017	105,315	$18.56	$22.82	$1,857,263	0.10%	1.40%	1.11%	16.87%	15.35%
2016	109,359	$15.88	$19.79	$1,660,122	0.10%	1.40%	1.25%	4.68%	3.32%
2015	115,523	$15.17	$19.15	$1,687,185	0.10%	1.40%	1.22%	0.31%	(0.84%)
2014	114,312	$15.12	$19.34	$1,679,510	0.10%	1.40%	1.29%	5.30%	3.93%
2013	110,201	$14.36	$18.61	$1,554,618	0.10%	1.40%	1.20%	18.50%	16.96%
VIP - FundsManager 70%
2017	67,536	$19.83	$17.55	$1,324,050	0.10%	1.00%	0.96%	19.10%	18.03%
2016	63,594	$16.65	$14.87	$1,050,953	0.10%	1.00%	1.10%	4.85%	3.91%
2015	63,849	$15.88	$14.31	$1,010,629	0.10%	1.00%	1.07%	0.39%	(0.52%)
2014	59,100	$15.82	$14.38	$936,281	0.10%	1.00%	1.23%	5.05%	4.10%
2013	51,975	$15.05	$13.82	$788,692	0.10%	1.00%	1.20%	21.63%	20.54%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - FundsManager 85%
2017	22,014	$21.75	$18.14	$450,952	0.10%	1.00%	0.77%	23.01%	21.90%
2016	22,273	$17.68	$14.88	$372,074	0.10%	1.00%	0.95%	5.55%	4.60%
2015	22,948	$16.75	$14.23	$364,733	0.10%	1.00%	0.94%	0.29%	(0.61%)
2014	21,622	$16.70	$14.32	$345,076	0.10%	1.00%	1.03%	5.19%	4.24%
2013	19,518	$15.88	$13.73	$298,041	0.10%	1.00%	1.01%	27.60%	26.45%
VIP - Consumer Staples
2017	1,069	$25.63	$25.08	$27,346	0.80%	1.00%	1.38%	13.75%	13.52%
2016	1,560	$22.53	$22.10	$35,082	0.80%	1.00%	1.38%	2.89%	2.69%
2015	1,172	$21.90	$21.52	$25,623	0.80%	1.00%	1.26%	8.58%	8.36%
2014	1,053	$20.17	$19.86	$21,190	0.80%	1.00%	1.44%	14.74%	14.51%
2013	1,350	$17.58	$17.34	$23,705	0.80%	1.00%	1.64%	20.83%	20.58%
VIP - Consumer Staples Investor Class
2017	8,888	$25.32	$33.73	$236,844	0.10%	0.25%	1.43%	14.41%	14.24%
2016	10,944	$22.13	$29.53	$256,003	0.10%	0.25%	1.42%	3.57%	3.41%
2015	8,602	$21.37	$28.55	$194,325	0.10%	0.25%	1.10%	9.30%	9.13%
2014	7,003	$19.55	$26.16	$145,149	0.10%	0.25%	1.51%	15.40%	15.23%
2013	7,031	$16.94	$22.71	$127,120	0.10%	0.25%	1.91%	21.67%	21.48%
VIP - Materials
2017	807	$22.19	$21.72	$17,872	0.80%	1.00%	0.94%	25.07%	24.82%
2016	671	$17.75	$17.40	$11,897	0.80%	1.00%	0.98%	11.30%	11.08%
2015	669	$15.94	$15.67	$10,647	0.80%	1.00%	1.18%	(9.74%)	(9.92%)
2014	918	$17.66	$17.39	$16,197	0.80%	1.00%	0.89%	(0.43%)	(0.63%)
2013	1,106	$17.74	$17.50	$19,601	0.80%	1.00%	0.99%	21.18%	20.93%
VIP - Materials Investor Class
2017	2,934	$21.75	$47.31	$68,916	0.10%	0.25%	0.87%	25.89%	25.70%
2016	2,547	$17.28	$37.64	$47,705	0.10%	0.25%	1.03%	11.95%	11.78%
2015	2,038	$15.43	$33.67	$34,904	0.10%	0.25%	1.05%	(9.18%)	(9.32%)
2014	2,544	$16.99	$37.13	$48,315	0.10%	0.25%	0.91%	0.21%	0.06%
2013	2,565	$16.96	$37.11	$48,970	0.10%	0.25%	1.01%	21.95%	21.77%
VIP - Telecommunications
2017	337	$15.85	$15.51	$5,304	0.80%	1.00%	1.54%	1.24%	1.03%
2016	910	$15.66	$15.35	$14,195	0.80%	1.00%	1.36%	21.82%	21.58%
2015	323	$12.85	$12.63	$4,144	0.80%	1.00%	3.30%	1.62%	1.41%
2014	249	$12.65	$12.45	$3,146	0.80%	1.00%	3.28%	2.67%	2.46%
2013	338	$12.32	$12.15	$4,160	0.80%	1.00%	1.49%	20.31%	20.07%
VIP - Telecommunications Investor Class
2017	1,819	$21.43	$40.41	$34,376	0.10%	0.25%	1.94%	1.79%	1.63%
2016	3,554	$21.06	$39.76	$67,445	0.10%	0.25%	1.42%	22.57%	22.39%
2015	1,327	$17.18	$32.49	$20,431	0.10%	0.25%	2.88%	2.28%	2.13%
2014	965	$16.80	$31.82	$14,160	0.10%	0.25%	3.41%	3.37%	3.25%
2013	1,057	$16.25	$30.82	$15,249	0.10%	0.25%	1.88%	21.15%	20.97%
VIP - Emerging Markets
2017	1,786	$11.13	$10.91	$19,832	0.80%	1.00%	0.87%	46.22%	45.93%
2016	636	$7.61	$7.48	$4,832	0.80%	1.00%	0.47%	2.41%	2.21%
2015	691	$7.43	$7.32	$5,130	0.80%	1.00%	—	(14.46%)	(14.57%)
VIP - Emerging Markets, Class R (5)
2017
2016	—	$—	$—	$—	—	—	—	—	—
2015	—	$—	$—	$—	—	—	—	—	—
2014	924	$8.33	$8.22	$7,683	0.80%	1.00%	0.31%	0.54%	0.34%
2013	1,108	$8.28	$8.19	$9,168	0.80%	1.00%	0.70%	3.12%	2.91%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
VIP - Emerging Markets Investor Class
2017	9,019	$14.96	$31.06	$122,306	0.10%	0.25%	0.82%	47.17%	46.95%
2016	3,291	$10.17	$21.14	$30,792	0.10%	0.25%	0.50%	2.96%	2.81%
2015	2,809	$9.87	$20.56	$25,612	0.10%	0.25%	0.29%	(10.17%)	(10.31%)
2014	2,693	$10.99	$22.92	$27,501	0.10%	0.25%	0.29%	1.20%	1.05%
2013	2,658	$10.86	$22.68	$27,030	0.10%	0.25%	0.67%	3.79%	3.64%
VIP - Floating Rate High Income
2017	552	$10.94	$10.86	$6,042	0.80%	1.00%	2.88%	2.98%	2.78%
2016	599	$10.62	$10.57	$6,357	0.80%	1.00%	4.78%	8.31%	8.09%
2015	362	$9.81	$9.78	$3,556	0.80%	1.00%	1.40%	(0.89%)	(1.09%)
2014	141	$9.90	$9.88	$1,396	0.80%	1.00%	2.04%	(1.03%)	(1.16%)
VIP - Floating Rate High Income Investor Class
2017	13,864	$11.21	$11.15	$154,974	0.10%	0.25%	3.14%	3.58%	3.43%
2016	11,699	$10.82	$10.78	$126,335	0.10%	0.25%	4.08%	9.05%	8.89%
2015	9,434	$9.92	$9.90	$93,481	0.10%	0.25%	1.55%	(0.19%)	(0.34%)
2014	6,953	$9.94	$9.93	$69,081	0.10%	0.25%	2.54%	(0.60%)	(0.70%)
VIF - Emerging Markets Equity
2017	4,265	$13.53	$31.51	$82,877	0.10%	1.00%	0.75%	34.93%	33.72%
2016	3,873	$10.03	$23.57	$58,823	0.10%	1.00%	0.50%	6.63%	5.67%
2015	3,888	$9.41	$22.30	$58,169	0.10%	1.00%	0.46%	(10.78%)	(11.59%)
2014	4,403	$10.54	$25.22	$75,494	0.10%	1.00%	0.38%	(4.58%)	(5.44%)
2013	5,170	$11.05	$26.68	$94,831	0.10%	1.00%	1.18%	(1.12%)	(2.01%)
VIF - Emerging Markets Debt
2017	7,957	$13.96	$34.36	$140,228	0.10%	1.00%	5.47%	9.60%	8.62%
2016	8,069	$12.74	$31.64	$132,122	0.10%	1.00%	5.47%	10.44%	9.45%
2015	8,765	$11.54	$28.91	$130,857	0.10%	1.00%	6.40%	(1.21%)	(2.10%)
2014	10,524	$11.68	$29.53	$159,823	0.10%	1.00%	5.47%	2.82%	1.90%
2013	12,134	$11.36	$28.98	$181,357	0.10%	1.00%	3.95%	(8.84%)	(9.66%)
VIF - Global Strategist
2017	1,827	$16.70	$17.85	$30,066	0.10%	1.00%	1.13%	15.99%	14.95%
2016	1,983	$14.40	$15.53	$28,065	0.10%	1.00%	—	5.47%	4.52%
2015	2,446	$13.65	$14.85	$33,146	0.10%	1.00%	0.94%	(6.49%)	(7.33%)
2014	2,975	$14.60	$16.03	$43,258	0.10%	1.00%	0.84%	2.05%	1.13%
2013	2,705	$14.31	$15.85	$39,365	0.10%	1.00%	0.11%	15.83%	14.79%
Invesco - V.I. Global Core Equity
2017	1,594	$18.16	$21.36	$28,413	0.10%	1.00%	1.18%	22.78%	21.68%
2016	1,485	$14.79	$17.55	$21,732	0.10%	1.00%	1.03%	6.71%	5.75%
2015	1,583	$13.86	$16.60	$22,052	0.10%	1.00%	2.13%	(1.52%)	(2.41%)
2014	1,662	$14.08	$17.01	$23,781	0.10%	1.00%	2.03%	0.59%	(0.32%)
2013	1,807	$13.99	$17.06	$25,963	0.10%	1.00%	2.02%	22.38%	21.28%
WFF - VT Discovery
2017	613	$47.73	$45.97	$29,095	0.80%	1.00%	—	28.10%	27.84%
2016	670	$37.26	$35.96	$24,836	0.80%	1.00%	—	6.78%	6.57%
2015	753	$34.90	$33.74	$26,163	0.80%	1.00%	—	(2.25%)	(2.45%)
2014	835	$35.70	$34.59	$29,659	0.80%	1.00%	—	(0.45%)	(0.65%)
2013	946	$35.86	$34.82	$33,784	0.80%	1.00%	0.01%	42.65%	42.36%

Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
WFF - VT Opportunity
2017	436	$46.97	$45.24	$20,366	0.80%	1.00%	0.67%	19.48%	19.24%
2016	475	$39.31	$37.94	$18,622	0.80%	1.00%	2.04%	11.33%	11.11%
2015	529	$35.31	$34.15	$18,603	0.80%	1.00%	0.06%	(3.86%)	(4.05%)
2014	573	$36.73	$35.59	$20,946	0.80%	1.00%	0.06%	9.54%	9.32%
2013	622	$33.53	$32.56	$20,791	0.80%	1.00%	0.20%	29.63%	29.37%
Lazard - Retirement Emerging Markets
2017	8,254	$13.45	$16.76	$134,193	0.10%	1.00%	2.00%	28.01%	26.86%
2016	8,248	$10.51	$13.21	$106,380	0.10%	1.00%	1.32%	21.00%	19.91%
2015	8,405	$8.68	$11.01	$90,080	0.10%	1.00%	2.42%	(19.98%)	(20.70%)
2014	9,633	$10.85	$13.89	$130,919	0.10%	1.00%	1.89%	(4.48%)	(5.34%)
2013	10,645	$11.36	$14.67	$153,571	0.10%	1.00%	1.55%	(1.11%)	(2.00%)
PVIT - Commodity Real Return
2017	2,403	$6.18	$5.87	$14,782	0.10%	1.00%	11.22%	2.05%	1.13%
2016	2,784	$6.06	$5.80	$16,797	0.10%	1.00%	1.16%	15.04%	14.00%
2015	2,206	$5.27	$5.09	$11,583	0.10%	1.00%	0.52%	(25.78%)	(26.45%)
2014	1,991	$7.09	$6.92	$14,088	0.10%	1.00%	0.35%	(18.51%)	(19.24%)
2013	2,045	$8.71	$8.57	$17,782	0.10%	1.00%	1.87%	(14.79%)	(15.55%)
PVIT - Low Duration
2017	36,840	$11.12	$10.94	$419,605	0.10%	1.00%	1.34%	1.25%	0.34%
2016	40,054	$10.99	$10.91	$451,356	0.10%	1.00%	1.49%	1.30%	0.39%
2015	41,303	$10.85	$10.86	$460,077	0.10%	1.00%	1.23%	0.21%	(0.69%)
2014	44,842	$10.82	$10.94	$499,438	0.10%	1.00%	1.13%	0.75%	(0.16%)
2013	48,821	$10.74	$10.96	$540,925	0.10%	1.00%	1.46%	(0.24%)	(1.13%)
PVIT - Real Return
2017	15,218	$11.99	$12.36	$191,891	0.10%	1.00%	2.38%	3.55%	2.62%
2016	16,270	$11.57	$12.04	$198,506	0.10%	1.00%	2.26%	5.09%	4.14%
2015	17,049	$11.01	$11.56	$198,549	0.10%	1.00%	1.69%	(2.80%)	(3.68%)
2014	19,761	$11.33	$12.00	$237,474	0.10%	1.00%	1.41%	2.99%	2.06%
2013	25,157	$11.00	$11.76	$294,496	0.10%	1.00%	1.28%	(9.31%)	(10.13%)
PVIT - Total Return
2017	44,067	$12.46	$12.67	$576,035	0.10%	1.00%	2.02%	4.81%	3.87%
2016	44,558	$11.89	$12.20	$557,708	0.10%	1.00%	2.08%	2.57%	1.65%
2015	44,190	$11.59	$12.00	$540,425	0.10%	1.00%	2.41%	0.35%	(0.56%)
2014	45,866	$11.55	$12.07	$560,201	0.10%	1.00%	2.15%	4.17%	3.24%
2013	57,241	$11.08	$11.69	$671,285	0.10%	1.00%	2.18%	(2.06%)	(2.94%)
Blackrock - Global Allocation V.I.
2017	14,634	$13.87	$13.17	$201,650	0.10%	1.00%	1.21%	13.63%	12.61%
2016	14,407	$12.21	$11.69	$174,892	0.10%	1.00%	1.09%	3.85%	2.92%
2015	16,585	$11.76	$11.36	$194,056	0.10%	1.00%	2.03%	(0.97%)	(1.86%)
2014	16,541	$11.87	$11.58	$195,648	0.10%	1.00%	2.19%	1.86%	0.95%
2013	13,363	$11.65	$11.47	$155,346	0.10%	1.00%	1.53%	14.44%	13.41%
FTVIP - Templeton Global Bond
2017	8,978	$11.16	$10.60	$99,518	0.10%	1.00%	—	1.82%	0.91%
2016	9,574	$10.96	$10.50	$104,352	0.10%	1.00%	—	2.84%	1.91%
2015	12,193	$10.66	$10.30	$129,380	0.10%	1.00%	4.77%	(4.40%)	(5.26%)
2014	13,903	$11.15	$10.88	$154,500	0.10%	1.00%	4.96%	1.73%	0.81%
2013	11,397	$10.96	$10.79	$124,637	0.10%	1.00%	5.00%	1.53%	0.61%
Annual Report

Notes to Financial Statements - continued

Fidelity Investments Variable Annuity Account I

6. Unit Values - continued

		Unit value (4)			Expense ratio (1)(4)			Total Return (3)(4)
	Units (000s)	Highest	Lowest	Net assets (000s)	Lowest	Highest	Investment income ratio (2)	Highest	Lowest
FTVIP - Franklin U.S. Gov't Securities
2017	5,478	$10.47	$9.94	$56,898	0.10%	1.00%	2.61%	1.24%	0.33%
2016	6,953	$10.34	$9.91	$71,406	0.10%	1.00%	2.54%	0.56%	(0.34%)
2015	5,342	$10.28	$9.94	$54,663	0.10%	1.00%	1.73%	0.37%	(0.53%)
2014	3,884	$10.25	$9.99	$39,653	0.10%	1.00%	2.49%	3.28%	2.35%
2013	2,756	$9.92	$9.76	$27,275	0.10%	1.00%	3.10%	(2.34%)	(3.22%)

(1)  These amounts represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(2)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(3)  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4)  The unit value and total return columns labeled "Highest" correspond with the product with the lowest expense ratio. The unit value and total return columns labeled "Lowest" correspond with the product with the highest expense ratio. Please see Footnote 3 for additional information regarding total return.

(5)  Effective April 24, 2015, the VIP Growth Stock, VIP Growth Stock Investor Class, VIP Growth Strategies, VIP Growth Strategies Investor Class, VIP Value Leaders, and VIP Value Leaders Investor Class were merged into the VIP Growth Opportunities, VIP Growth Opportunities Investor Class, VIP Mid Cap, VIP Mid Cap Investor Class, VIP Value, and VIP Value Investor Class funds respectively. Any policyholders with remaining shares in the funds were transferred to the successor funds.

  Effective April 30, 2015, the VIP Emerging Markets Class R, VIP International Capital Appreciation Class R, and VIP Overseas Class R funds eliminated the redemption fee. Any policyholders with remaining shares in the funds were transferred to the VIP Emerging Markets, VIP International Capital Appreciation, and VIP Overseas funds respectively.

  Effective April 30, 2015, the VIP Emerging Markets Class R Investor Class, VIP International Capital Appreciation Class R Investor Class, and VIP Overseas Class R Investor Class funds eliminated the redemption fee.

  Effective December 1, 2015, VIP Money Market and VIP Money Market Investor Class transitioned to a government money market fund and changed their names to the VIP Government Money Market and VIP Government Money Market Investor Class respectively.

7. Subsequent Events

The Account has evaluated subsequent events from the balance sheet date through the date of this report and no other events have occurred that would require disclosure.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fidelity Investments Life Insurance Company and the Contractholders of Fidelity Investments Variable Annuity Account I:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts constituting Fidelity Investments Variable Annuity Account I indicated in the table below (hereafter collectively referred to as the "sub-accounts") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Fidelity VIP Asset Manager - Initial Class

Fidelity VIP Asset Manager - Investor Class

Fidelity VIP Asset Manager: Growth - Initial Class

Fidelity VIP Asset Manager: Growth - Investor Class

Fidelity VIP Balanced - Initial Class

Fidelity VIP Balanced - Investor Class

Fidelity VIP Consumer Discretionary - Initial Class

Fidelity VIP Consumer Discretionary - Investor Class

Fidelity VIP Consumer Staples - Initial Class

Fidelity VIP Consumer Staples - Investor Class

Fidelity VIP Contrafund - Initial Class

Fidelity VIP Contrafund - Investor Class

Fidelity VIP Disciplined Small Cap - Initial Class

Fidelity VIP Disciplined Small Cap - Investor Class

Fidelity VIP Dynamic Capital Appreciation - Initial Class

Fidelity VIP Dynamic Capital Appreciation - Investor Class

Fidelity VIP Emerging Markets - Initial Class

Fidelity VIP Emerging Markets - Investor Class

Fidelity VIP Energy - Initial Class

Fidelity VIP Energy - Investor Class

Fidelity VIP Equity Income - Initial Class

Fidelity VIP Equity Income - Investor Class

Fidelity VIP Financial Services - Initial Class

Fidelity VIP Financial Services - Investor Class

Fidelity VIP Floating Rate High Income - Initial Class

Fidelity VIP Floating Rate High Income - Investor Class

Fidelity VIP Freedom 2005 - Initial Class

Fidelity VIP Freedom 2010 - Initial Class

Fidelity VIP Freedom 2015 - Initial Class

Fidelity VIP Freedom 2020 - Initial Class

Fidelity VIP Freedom 2025 - Initial Class

Fidelity VIP Freedom 2030 - Initial Class

Fidelity VIP Freedom Income - Initial Class

Fidelity VIP Freedom Lifetime Inc I - Investor Class

Fidelity VIP Freedom Lifetime Inc II - Investor Class

Fidelity VIP Freedom Lifetime Inc III - Investor Class

Fidelity VIP FundsManager 20% - Investor Class

Fidelity VIP FundsManager 50% - Investor Class

Fidelity VIP FundsManager 60% - Investor Class

Fidelity VIP FundsManager 70% - Investor Class

Fidelity VIP FundsManager 85% - Investor Class

Fidelity VIP Government Money Market - Initial Class

Fidelity VIP Government Money Market - Investor Class

Fidelity VIP Growth - Initial Class

Fidelity VIP Growth - Investor Class

Fidelity VIP Growth & Income - Initial Class

Fidelity VIP Growth & Income - Investor Class

Fidelity VIP Growth Opportunities - Initial Class

Fidelity VIP Growth Opportunities - Investor Class

Fidelity VIP Health Care - Initial Class

Fidelity VIP Health Care - Investor Class

Fidelity VIP High Income - Initial Class

Fidelity VIP High Income - Investor Class

Fidelity VIP Index 500 - Initial Class

Fidelity VIP Industrials - Initial Class

Fidelity VIP Industrials - Investor Class

Fidelity VIP International Capital Appreciation - Initial Class

Fidelity VIP International Capital Appreciation - Investor Class

Fidelity VIP Investment Grade Bond - Initial Class

Fidelity VIP Investment Grade Bond - Investor Class

Fidelity VIP Investor Freedom 2005

Fidelity VIP Investor Freedom 2010

Annual Report

Report of Independent Registered Public Accounting Firm - continued

Fidelity VIP Investor Freedom 2015

Fidelity VIP Investor Freedom 2020

Fidelity VIP Investor Freedom 2025

Fidelity VIP Investor Freedom 2030

Fidelity VIP Investor Freedom Income

Fidelity VIP Materials - Initial Class

Fidelity VIP Materials - Investor Class

Fidelity VIP Mid Cap - Initial Class

Fidelity VIP Mid Cap - Investor Class

Fidelity VIP Overseas - Initial Class

Fidelity VIP Overseas - Investor Class

Fidelity VIP Real Estate - Initial Class

Fidelity VIP Real Estate - Investor Class

Fidelity VIP Strategic Income - Initial Class

Fidelity VIP Strategic Income - Investor Class

Fidelity VIP Technology - Initial Class

Fidelity VIP Technology - Investor Class

Fidelity VIP Telecommunications - Initial Class

Fidelity VIP Telecommunications - Investor Class

Fidelity VIP Utilities - Initial Class

Fidelity VIP Utilities - Investor Class

Fidelity VIP Value - Initial Class

Fidelity VIP Value - Investor Class

Fidelity VIP Value Strategies - Initial Class

Fidelity VIP Value Strategies - Investor Class

Blackrock Global Allocation V.I. Fund - Class I

Franklin U.S. Government Securities VIP Fund - Class 2

Invesco V.I. Global Core Equity Fund - Series I

Lazard Retirement Emerging Markets Equity Portfolio - Investor

Morgan Stanley Variable Insurance Fund, Inc. Emerging Markets Debt Portfolio - Class I

Morgan Stanley Variable Insurance Fund, Inc. Emerging Markets Equity Portfolio - Class I

Morgan Stanley Variable Insurance Fund, Inc. Global Strategist Portfolio - Class II

PIMCO CommodityRealReturn Strategy Portfolio - Administrative

PIMCO Low Duration Portfolio - Administrative

PIMCO Real Return Portfolio - Administrative

PIMCO Total Return Portfolio - Administrative

Templeton Global Bond VIP Fund - Class 2

Wells Fargo VT Discovery Fund - Class 2

Wells Fargo VT Opportunity Fund - Class 2

Basis for Opinions

These financial statements are the responsibility of the sub-accounts' management. Our responsibility is to express an opinion on the sub-accounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the sub-accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent or custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2018

We have served as the auditor of one or more sub-accounts in Fidelity Investments Variable Annuity Account I since 1987.

Annual Report

Fidelity Retirement Reserves, Fidelity Income Advantage, Fidelity Personal Retirement, Fidelity Freedom Lifetime Income and Fidelity Growth and Guaranteed Income are issued by Fidelity Investments Life Insurance Company.

Fidelity Brokerage Services LLC, member NYSE, SIPC, Fidelity Insurance Agency, Inc., and Fidelity Investments Institutional Services Company, Inc. are the distributors.

900 Salem Street, Smithfield, RI 02917

N.NRR/FIA-ANN-0218

1.xxxxxx.xxx

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
CONSOLIDATED FINANCIAL STATEMENTS
for the years ended December 31, 2017, 2016 and 2015

Report of Independent Auditors

To the Board of Directors of Fidelity Investments Life Insurance Company:

We have audited the accompanying consolidated financial statements of Fidelity Investments Life Insurance Company, which comprise the consolidated balance sheets as of December 31, 2017 and December 31, 2016 and the related consolidated statements of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fidelity Investments Life Insurance Company as of December 31, 2017 and December 31, 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
April 25, 2018

2

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,
	2017	2016
ASSETS
Investments:
Debt securities, available-for-sale, at fair value (amortized cost of $1,078,466 in 2017 and $998,450 in 2016)	$1,080,551	$996,025
Other investment	1,135	1,226
Policy loans	1,233	1,489
Total Investments	1,082,919	998,740

Cash and cash equivalents	109,728	126,281
Restricted cash and cash equivalents	12,083	6,151
Accrued investment income	8,894	8,113
Deferred policy acquisition costs	72,968	70,089
Reinsurance deposit and receivables	1,031,957	1,095,700
Other assets	16,077	15,955
Net deferred tax asset	46,949	77,809
Income taxes receivable	—	7,304
Separate account assets	31,166,266	27,186,998
Total Assets	33,547,841	29,593,140

LIABILITIES
Future contract and policy benefits	708,856	748,077
Contract holder deposit funds	662,545	687,838
Other liabilities and accrued expenses	42,966	41,402
Income taxes payable	7,256	—
Payable to parent and affiliates, net	6,961	10,379
Separate account liabilities	31,166,266	27,186,998
Total Liabilities	32,594,850	28,674,694

Commitments and Contingencies (Note 12)

STOCKHOLDER'S EQUITY
Common stock, par value $10 per share - 1,000,000 shares authorized; 300,000 shares issued and outstanding	3,000	3,000
Additional paid-in capital	71,378	71,378
Accumulated other comprehensive income	1,637	(1,566)
Retained earnings	876,860	845,517
Total Fidelity Investments Life Insurance Company Stockholder's Equity	952,875	918,329
Noncontrolling interest	116	117
Total Stockholder's Equity	952,991	918,446
Total Liabilities and Equity	$33,547,841	$29,593,140

The accompanying notes are an integral part of the consolidated financial statements

3

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)

	For the years ended December 31,
	2017	2016	2015
Revenues
Fees charged to contract holders	$117,300	$110,644	$116,704
Net investment income	27,108	23,834	20,620
Interest on reinsurance deposit	26,151	27,869	30,458
Fund administration fees (1)	52,687	54,415	58,116
Premiums, net	6,961	6,734	10,104
Gain from reinsurance recapture	—	9,672	—
Net realized investment gains (losses):
Other than temporary losses on debt securities	—	—	(223)
Net realized investment (losses) gains on sales	(338)	1,991	899
Total net realized investment (losses) gains	(338)	1,991	676

Total revenues	229,869	235,159	236,678

Benefits and expenses:
Underwriting, acquisition and insurance expenses (1)	77,346	73,456	71,270
Contract and policy benefits and expenses	46,391	60,540	52,370
Other expenses	17,163	8,151	24,067

Total benefits and expenses	140,900	142,147	147,707

Income before income taxes	88,969	93,012	88,971

Income tax expense	58,459	14,927	20,641

Net Income	30,510	78,085	68,330
Less: Net loss attributable to noncontrolling interest	(833)	(816)	(491)
Net income attributable to Fidelity Investments Life Insurance Company	$31,343	$78,901	$68,821

Net Income	$30,510	$78,085	$68,330
Other comprehensive income (loss), before tax:
Unrealized gains (losses) on securities:
Net unrealized holding gains (losses) during the period	4,077	6,816	(12,636)
Reclassification adjustment for net realized losses (gains) included in net income	338	(1,991)	(676)
(Provision) benefit for income taxes related to items of other comprehensive income (loss)	(1,212)	(1,708)	4,681
Other comprehensive income (loss), net of tax	3,203	3,117	(8,631)
Comprehensive income	33,713	81,202	59,699
Less: Comprehensive loss attributable to noncontrolling interest	(833)	(816)	(491)
Comprehensive income attributable to Fidelity Investments Life Insurance Company	$34,546	$82,018	$60,190

(1) Includes affiliated company transactions (Note 9)

The accompanying notes are an integral part of the consolidated financial statements

4

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(in thousands)
For the years ended December 31, 2017, 2016, and 2015

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Noncontrolling Interest	Total Stockholder's Equity
Balance at December 31, 2014	$3,000	$71,378	$3,948	$697,795	$181	$776,302

Comprehensive income:
Other contributions	—	—	—	—	470	470
Net Income (loss)	—	—	—	68,821	(491)	68,330
Other comprehensive (loss)	—	—	(8,631)	—	—	(8,631)

Balance at December 31, 2015	$3,000	$71,378	$(4,683)	$766,616	$160	$836,471

Comprehensive income:
Other contributions	—	—	—	—	773	773
Net Income (loss)	—	—	—	78,901	(816)	78,085
Other comprehensive income	—	—	3,117	—	—	3,117

Balance at December 31, 2016	$3,000	$71,378	$(1,566)	$845,517	$117	$918,446

Comprehensive income:
Other contributions	—	—	—	—	832	832
Net Income (loss)	—	—	—	31,343	(833)	30,510
Other comprehensive income	—	—	3,203	—	—	3,203

Balance at December 31, 2017	$3,000	$71,378	$1,637	$876,860	$116	$952,991

The accompanying notes are an integral part of the consolidated financial statements

5

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the years ended December 31,
	2017	2016	2015
Cash flows provided by (used in) operating activities:
Net income	$30,510	$78,085	$68,330
Adjustments to reconcile net income to cash provided by operating activities:
Proceeds from reinsurance recapture	—	55,397	—
Gain from reinsurance recapture	—	(9,672)	—
Amortization and depreciation	1,694	2,476	2,364
Net realized investment losses (gains) on sales	338	(1,991)	(676)
Provision (benefit) for deferred taxes	29,649	1,648	(3,828)
Equity loss from investee company	8,406	8,151	4,903
Changes in assets and liabilities:
Accrued investment income	(781)	(1,297)	(1,920)
Deferred policy acquisition costs, net of amortization	(2,975)	(580)	(1,074)
Future contract and policy benefits, net	70,236	91,414	84,207
Reinsurance deposit and receivables	63,743	66,100	70,413
Payable to parent and affiliates, net	(3,418)	(717)	802
Restricted cash and cash equivalents	(5,932)	(3,888)	(2,263)
Income taxes	14,560	(13,019)	13,019
Other assets and other liabilities, net	1,216	8,535	3,386

Net cash provided by operating activities	207,246	280,642	237,663

Cash flows provided by (used for) investing activities:
Purchase of debt securities	(541,996)	(755,731)	(517,643)
Proceeds from sales of debt securities	429,844	622,471	429,360
Proceeds from maturities and calls of debt securities	30,143	15,052	12,077
Investment in investee company	(8,725)	(6,078)	(4,117)
Accrued contributions in investee company	1,233	(872)	(114)
Investment trades payable/ receivable, net	372	(5)	(2,947)
Additions to capitalized internal use software	(176)	(2)	(26)
Change in policy loans	256	143	(389)

Net cash used for investing activities	(89,049)	(125,022)	(83,799)

Cash flows provided by (used for) financing activities:
Deposits credited to fixed annuity contracts	1,536,249	1,395,208	2,007,444
Net transfers from/ (to) separate accounts	237,759	439,317	(385,113)
Withdrawals from variable annuity contracts	(1,834,736)	(1,889,399)	(1,678,377)
Withdrawals from fixed annuity contracts	(74,022)	(81,370)	(86,737)

Net cash used for financing activities	(134,750)	(136,244)	(142,783)

Net (decrease) increase in cash and cash equivalents	(16,553)	19,376	11,081

Cash and cash equivalents:
Beginning of year	126,281	106,905	95,824
End of year	$109,728	$126,281	$106,905

Supplemental disclosure of cash flow information for non-cash transactions
Charitable donation of debt securities	$(8,757)	$—	$(19,164)

The accompanying notes are an integral part of the consolidated financial statements

6

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1. ORGANIZATION AND NATURE OF OPERATIONS:
The consolidated financial statements include the accounts of Fidelity Investments Life Insurance Company (“FILI”), a Utah domiciled insurance company, and Empire Fidelity Investments Life Insurance Company (“EFILI”), FILI’s wholly-owned insurance company subsidiary operating exclusively in the State of New York (collectively, the "Company"). In addition, the accounts also include Feedstock Investments VII, LLC (“Feedstock”), a special purpose entity (“SPE”) that makes tax advantaged investments in certain refined coal transactions under Section 45 of the Internal Revenue Code (“IRC 45”). FILI is a wholly-owned subsidiary of FMR LLC.
The Company issues variable deferred and immediate annuity contracts and variable life policies and is licensed in all states in the United States of America and the District of Columbia. Amounts invested in the fixed option of the annuity contracts are allocated to the general account of the Company. Amounts invested in the variable option of the annuity contracts are allocated to the Variable Annuity Accounts, which are separate accounts of the Company. Amounts invested in the variable life policies are allocated to the Variable Life Accounts, which are also separate accounts of the Company. The assets of the Variable Annuity Accounts are invested in certain portfolios of the Fidelity Variable Insurance Products funds, the Fidelity Variable Insurance Product funds (Investor Class), the Morgan Stanley Variable Insurance funds, Inc., the Wells Fargo Variable Trust funds, the Lazard Retirement Series, Inc., Invesco Advisers Inc., the PIMCO Variable Insurance Trust Funds, the Franklin Templeton Variable Insurance Products Trust Funds and the Blackrock Variable Series Funds. The assets of the Variable Life Accounts are invested in certain portfolios of the Fidelity Variable Insurance Product funds, the Morgan Stanley Variable Insurance funds, Inc., Invesco Advisers Inc., and the Lazard Retirement Series, Inc. Separate account assets are reported at the net asset value of such portfolios.
The Company offers a term life insurance product with level premium paying periods of ten, fifteen, and twenty years.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Basis of Presentation
The accompanying consolidated financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).
The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.
Investments
Investments in debt securities are classified as available-for-sale and are reported at fair value. Fair values for debt securities are obtained from independent pricing sources. For debt securities that experience declines in fair value that are determined to be other than temporary, the impairment is separated into two components if there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell the security or it is more likely than not that it will not be required to sell the security before recovery of its cost basis. The amount of other than temporary impairments (“OTTI”) related to a credit loss is recognized in earnings, and the amount of OTTI related to other factors is recorded as a component of other comprehensive income. In instances where no credit loss exists but it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in fair value below amortized cost is recognized as an OTTI in earnings.

7

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
Investments (continued)
Factors considered in evaluating whether a decline in fair value is other than temporary are whether the decline is substantial, the duration in which the fair value has been less than cost, the Company’s ability and intent to retain the investment for a period of time sufficient to allow for the anticipated recovery in value, and the financial condition and near-term prospects of the issuer. Unrealized gains or losses on securities are reported as a component of other comprehensive income, net of income taxes. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Such amortization is included in investment income. Prepayment assumptions for loan-backed and structured securities are obtained from broker-dealer survey values. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.
Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.
Cash and Cash Equivalents
The Company considers highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents comprise amounts in demand deposit accounts and money market mutual funds, and are reported at cost which approximates fair value. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $107,700 and $120,630 at December 31, 2017, and 2016, respectively. The Company reclassifies cash overdrafts to other liabilities and accrued expenses. Cash overdrafts were $12,283 and $14,789 at December 31, 2017, and 2016, respectively.
Other Investment
Other investment includes an investment in which the Company has the ability to influence (but not control) the financial or operating policies of the investee entity and is accounted for using the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee. The Company reports its share of the equity method investee earnings and losses in Other Expenses in the Consolidated Statements of Comprehensive Income.
Separate Accounts
Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contract holders and are reported at fair value based on the net asset value (“NAV”) of such underlying mutual fund portfolios. Since the contract holders receive the full benefit and bear the full risk of the separate account investments, which comprise mutual funds, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

8

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
Revenue Recognition
Fees charged to contract holders include mortality and expense risk, administrative charges for variable annuity and life contract holders, and the cost of providing insurance protection for variable life contract holders. Fund administration fees represent administrative fees charged to investment managers and recordkeeping fees earned by the Company for administering a third party insurance product. Fees charged to contract holders and fund administration fees are recognized ratably throughout the year as a percentage of the related separate account assets. Premiums for term life insurance products are recognized as revenues over the premium-paying period. Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.
Future Contract and Policy Benefits
Future contract and policy benefits include the guaranteed minimum death benefit (“GMDB”) and the guaranteed minimum withdrawal benefit features (“GMWB”) (see Note 3 – Guaranteed Benefits) on certain variable annuity products, the majority of the 100% fixed life contingent fixed income annuity product and life products. Such liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force, taking into consideration the future premiums and assessments. Future contract and policy benefit liabilities are computed using certain assumptions including mortality, lapse, investment performance and expense based on the Company’s experience, industry results, emerging trends and future expectations. With the exception of the GMDB and GMWB features, assumptions are locked in at the time of issuance and are not changed unless there are adverse changes in experience or assumptions which may require the Company to provide for expected future losses by establishing premium deficiency reserves.
The Company evaluates future contract and policy benefit liabilities annually to determine if a premium deficiency exists. If the future contract and policy benefit liabilities plus the present value of future gross premiums are insufficient to provide for the current present value of future contract and policy benefits then a charge to earnings is recorded to DAC amortization and, if necessary, a premium deficiency reserve is established.
Contract Holder Deposit Funds
Contract holder deposit funds consist of annuity deposits received from customers for the fixed portion of the variable deferred annuity product, for the fixed income annuity product with no life contingencies and for the fixed portion of life contingent income annuity products not included in Future Contract and Policy Benefits. Liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force and represent accumulated account deposits plus interest credited, less contract holder withdrawals and other charges assessed against the account balance.
Reinsurance Deposit and Receivables
The Company reinsures a substantial portion of its life insurance and annuity product risks with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains contingently liable for claims reinsured in the event the reinsurer is unable to meet its obligations. The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

9

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
Deferred Policy Acquisition Costs
Costs that vary with and are primarily associated with acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 9 – Affiliated Company Transactions, and certain expenses for traditional life policy issuance and underwriting. These deferred policy acquisition costs (“DAC”) are being amortized over the lifetime of the policy generally estimated as the level term period for the term insurance product and a 30-year period for the variable deferred and immediate annuity products in proportion to gross profits.
The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals, internal replacements and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company’s past experience, industry studies, and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross profits to amortize the remaining DAC balances. See Note 10 – Underwriting, Acquisition and Insurance Expenses for additional information regarding amortization of deferred policy acquisition costs.
A significant assumption for the projection of estimated gross profits is the investment return on separate account fund balances. The Company assumes a long-term return of 7.5% before fund expenses and other charges. The Company also applies a “Reversion to the Mean” assumption in setting the projected return for the next seven years. The projected return over the next seven years is developed such that the combination of actual and projected returns equals the long term return, and the long term return is projected for the eighth year and beyond. The Company limits the projected return to no greater than 11.5% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).
GAAP provides guidance for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a permanent contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. DAC, unearned revenue liabilities and deferred sales inducements from contracts materially changed or replaced must be written-off in the period changed or replaced. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract.
The Company defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract, by amendment, endorsement or rider to the contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs are written off. There were no changes to the Company’s definition of internal replacements or changes in product benefits, features, rights or coverage during 2017, 2016, or 2015.
DAC for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

10

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
Property and Equipment
Property, equipment, and computer software are stated at cost less accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the assets ranging from three years to ten years.
Software includes certain costs incurred for purchasing and developing software for internal use and is amortized over estimated useful lives, generally three years.
Income Taxes
The Company files a consolidated federal income tax return with its subsidiary, EFILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.
The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.
The Company recognizes the benefit of uncertain tax positions only when the position is more-likely-than-not to be sustained upon review by taxing authorities.
Adoption of New Accounting Pronouncements
In January 2017, the Financial Accounting Standards Board ("FASB") issued new guidance which simplifies subsequent measurement of goodwill by eliminating step 2 of the goodwill impairment test. Under the new guidance, an entity should perform its goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; provided that the impairment charge does not exceed the goodwill allocated to that reporting unit. The Company adopted this guidance on January 1, 2017 which did not have an impact on the consolidated financial statements.
Future Adoption of Accounting Pronouncements
In August 2016, the FASB issued new guidance that eliminates diversity in practice related to the classification of certain cash receipts and payments. The new guidance clarifies the appropriate cash flow statement classification for these items, including the allocation of components of these cash receipts and payments among operating, investing and financing activities. This guidance will be effective for the Company beginning January 1, 2018. Additionally, in November 2016, the FASB issued new guidance on the classification of restricted cash in the statement of cash flows. The new guidance will be effective for the Company beginning January 1, 2018, and its adoption is not expected to have a material impact on the consolidated financial statements.

11

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
Future Adoption of Accounting Pronouncements (Continued)
In June 2016, the FASB issued new guidance that replaces the current incurred loss impairment model for financial instruments with a methodology that reflects expected credit losses. The new guidance requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. This guidance will be effective for the Company beginning January 1, 2020. The Company is currently evaluating the impact this guidance will have on the consolidated financial statements.
In February 2016, the FASB issued new guidance on accounting for leases. This guidance primarily impacts lessees and requires them to account for leases as finance or operating leases. Both leases will result in the lessee recognizing a right-of-use asset and a corresponding lease liability on its balance sheet, with differing methodologies for income statement recognition. The new guidance will be effective for the Company beginning January 1, 2019. The Company is currently evaluating the impact this guidance will have on the consolidated financial statements.
In January 2016, the FASB issued new guidance on accounting for financial instruments. Equity investments (apart from equity method and consolidated entities) must be measured at fair value through net income and separate presentation of financial assets and financial liabilities by measurement category and form is required, either on balance sheet or in the notes to financial statements. This new guidance effectively eliminates classification for equity securities. The new guidance will be effective for the Company beginning January 1, 2018, and its adoption is not expected to have a material impact on the consolidated financial statements.
In May 2014, the FASB issued new guidance on revenue recognition, which establishes a principles-based model that provides a single framework for recognizing revenue from contracts with customers. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The guidance will be effective for the Company beginning January 1, 2018, and its adoption is not expected to have a material impact on the consolidated financial statements.
Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation.
3. GUARANTEED BENEFITS:
The Company establishes a liability for death or withdrawal benefit guarantees contained in variable annuity contracts.
Guaranteed Minimum Death Benefits (GMDB)
The Company has certain variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contract holders with a default guarantee that the benefit received at death will be no less than a prescribed minimum amount. Upon death of the annuitant prior to age 85, the death benefit is the greater of the contract value and total premiums, adjusted for withdrawals. For an additional charge, the death benefit is the greater of the default guaranteed death benefit and the highest contract value as of any prior anniversary, prior to age 80, adjusted for any additional payments or withdrawals. The optional rider is no longer offered to new customers, effective January 1, 2003. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference. The Company’s current variable annuity contract does not offer a GMDB feature.

12

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):
Guaranteed Minimum Death Benefits (GMDB) (continued):
The following summarizes the liability for GMDB contracts reflected in the general account:

	Years Ended December 31,
	2017	2016
Beginning Balance	$5,656	$6,247
Change in benefit ratio estimate	(1,634)	(1,225)
Interest on reserve	265	339
Claims paid	(1,665)	(1,512)
Accrual of benefit ratio	1,604	1,807
Ending Balance	$4,226	$5,656

The reinsurance recoverables associated with the GMDB were $4,221 and $5,640 at December 31, 2017 and 2016, respectively.
The following information relates to the reserving methodology and assumptions for developing the GMDB policy benefit liability.
•The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
•The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from 3.8% o 11.5% depending on the underlying fund type.
•The projection model employs a mean reversion adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
•The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.
•The mortality assumption is 65% of the 1994 Variable Annuity GMDB Mortality Table.
•The base lapse rate assumption varies from 5.0% to 7.5%, depending on policy duration. The partial withdrawal assumption is 2% for all policy durations.
•The annual lapse rate for anticipated internal replacements is 2.2%.
•The discount rate is 6.83%.

13

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):
Guaranteed Minimum Death Benefits (GMDB) (continued):
The table below represents the account value, net amount at risk and average attained age of underlying contract holders for GMDB as of December 31, 2017 and 2016. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contract holders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

	Years Ended December 31,
(in thousands, except for contract holder data)	2017	2016
Net deposits paid
Account value	$4,730,138	$4,395,822
Net amount at risk	$100,166	$121,989
Average attained age of contract holders	67	67
Ratchet (highest historical account value at specified anniversary dates)
Account value	$245,367	$237,234
Net amount at risk	$14,901	$21,009
Average attained age of contract holders	71	71
Guaranteed Minimum Withdrawal Benefits (GMWB)
The Company issued a variable annuity contract with a guaranteed minimum withdrawal benefit (GMWB) feature.  The GMWB feature provides annuity contract holders with withdrawal payments that are guaranteed for life.  The withdrawal feature allows for guaranteed withdrawals beginning with age 59 ½ for the life of the contract holder based on a preset withdrawal percentage of the guaranteed withdrawal benefit (GWB) value as defined in the contract.  The contract holder is eligible to take the withdrawal benefit each year until there is no longer any living annuitant.  The GWB value is initially set equal to the purchase payment and is ratcheted up to the contract value on each anniversary until the oldest annuitant’s 85th birthday.  The GWB value is reduced by (1) withdrawals if the youngest annuitant is under age 59½, (2) withdrawals in excess of the GWB amount if the youngest annuitant has reached age 59½.
The following summarizes the liability for GMWB contracts reflected in the general account:

	Years Ended December 31,
	2017	2016
Beginning Balance	$2,464	$2,794
Change in benefit ratio estimate	(386)	(659)
Interest on reserve	108	111
Accrual of benefit ratio	181	218
Ending Balance	$2,367	$2,464
For contracts issued prior to January 1, 2009, the Company has reinsurance coverage for 100% of its GMWB provisions. Effective January 1, 2009, the Company entered into a reinsurance agreement with a reinsurer to reinsure 90% of GMWB product sales during

14

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):
Guaranteed Minimum Withdrawal Benefits (GMWB) (continued):
calendar year 2009. Effective March 31, 2009, the GMWB was no longer offered. Consequently, the aforementioned reinsurance agreement terminated for new business effective March 31, 2009.
The reinsurance recoverables associated with the GMWB were $2,286 and $2,381 at December 31, 2017, and 2016, respectively.
The following information relates to the reserve methodology and assumptions for developing the GMWB policy benefit liability:
•The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.
•The mean investment return assumptions for the stochastic scenarios, before fund expenses and other charges, vary from 3.8% to 11.5% depending on the underlying fund type.
•The projection model employs a mean reversion adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.
•The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.
•Separate benefit ratios were calculated for single life and joint life policies.
•For contract holders not yet taking withdrawals, the GMWB withdrawal waiting period is defined as the later of 11 ½ years from issue and age 59 ½.
•The mortality assumption is the Annuity 2000 Mortality Table.
•The lapse rate assumption is 5%, with dynamic lapse reduction for contracts in the money.
•The discount rate is 6.425%, adjusted for maintenance and expense charges.

The table below displays the account value and guaranteed withdrawal values at December 31, 2017, and 2016:

	Years Ended December 31,
	2017	2016
Account value	$1,874,696	$1,841,631
GWB value	$1,869,921	$1,979,642
Average attained age of contract holders	75	74
4. INVESTMENTS:
The sources of net investment income were as follows:

	Years Ended December 31,
	2017	2016	2015

Debt securities	$29,153	$26,167	$22,961
Cash and cash equivalents	694	170	23
Other income	82	95	79
Total investment income	29,929	26,432	23,063
Less: investment expenses	2,821	2,598	2,443
Net investment income	$27,108	$23,834	$20,620

15

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

Gross realized gains and losses from sales of debt securities were as follows:

	Years Ended December 31,
	2017	2016	2015

Debt securities:
Gross realized gains	$3,098	$6,109	$3,944
Gross realized losses	(3,436)	(4,118)	(3,045)
Total realized investment (losses) gains	(338)	$1,991	$899
Realized investment losses as a result of other-than-temporary impairments in the value of investments were $0, $0, and $223 in 2017, 2016, and 2015, respectively. The Company had no debt securities that were non-income producing for 2017 and 2016, respectively. There was no interest foregone by non-income producing securities for 2017, 2016, and 2015, respectively.

Net unrealized investment gains on debt and equity securities carried at fair value and the related impact on DAC and deferred income taxes as of December 31 were as follows:

	Years Ended December 31,
	2017	2016

Debt securities	$2,085	$(2,425)
DAC	(84)	13
Deferred income tax expense (benefit)	(364)	846
	$1,637	$(1,566)

16

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

4. INVESTMENTS (CONTINUED):
Debt securities that have been in a continuous unrealized loss position as of December 31, 2017, were as follows:

	2017
	Less than twelve months			Twelve months or more			Total
	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities
	(in thousands)
Investment grade debt securities:
U.S. Treasury securities	$230,824	$(1,877)	16	$76,629	$(2,149)	8	$307,453	$(4,026)	24
Corporate debt securities	210,400	(910)	255	69,455	(948)	102	279,855	(1,858)	357
Mortgage and asset backed securities	11,638	(59)	24	2,031	(33)	7	13,669	(92)	31
Total	$452,862	$(2,846)	295	$148,115	$(3,130)	117	$600,977	$(5,976)	412

Below Investment grade debt securities:
U.S. Treasury securities	$—	$—	—	$—	$—	—	$—	$—	—
Corporate debt securities	18,303	(271)	67	2,704	(115)	12	21,007	(386)	79
Mortgage and asset backed securities	—	—	—	—	—	—	—	—	—
Total	$18,303	$(271)	67	$2,704	$(115)	12	$21,007	$(386)	79
Debt securities that have been in a continuous unrealized loss position as of December 31, 2016, were as follows:

	2016
	Less than twelve months			Twelve months or more			Total
	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities
	(in thousands)
Investment grade debt securities:
U.S. Treasury and U.S. Government agency securities	$207,684	$(5,393)	7	$—	$—	—	$207,684	$(5,393)	7
Corporate debt securities	248,581	(3,541)	225	7,058	(55)	11	255,639	(3,596)	236
Mortgage and asset backed securities	8,804	(86)	7	5,208	(197)	13	14,012	(283)	20
Total	$465,069	$(9,020)	239	$12,266	$(252)	24	$477,335	$(9,272)	263

Below Investment grade debt securities:
U.S. Treasury and U.S. Government agency securities	$—	$—	—	$—	$—	—	$—	$—	—
Corporate debt securities	22,806	(316)	55	8,258	(236)	29	31,064	(552)	84
Mortgage and asset backed securities	—	—	—	—	—	—	—	—	—
Total	$22,806	$(316)	55	$8,258	$(236)	29	$31,064	$(552)	84
The Company evaluates declines in fair values below cost for its investments. Based on the Company’s review of the issuers’ continued compliance with the securities’ obligations in accordance with their contractual terms, management’s intent was not to sell these securities, and it was not more likely than not the Company would be required to sell before recovery, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that declines

17

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

4. INVESTMENTS (CONTINUED):
in the fair value of the securities above were temporary as of December 31, 2017, and 2016. The majority of the securities are investment grade debt securities with average fair values of 99% of amortized cost at December 31, 2017. The decline in fair value was primarily the result of an increase in interest rates from the securities purchase date. Investments in below investment grade securities comprised approximately 4% of the total portfolio as of December 31, 2017. Unrealized losses on below investment grade securities were driven principally by changes in market yields.
The amortized cost and fair value of debt and equity securities by type of issuer as of December 31, 2017, were as follows:

	December 31, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Gross Unrealized Losses - OTTI	Estimated Fair Value
Debt securities:
U.S. Treasury securities	$314,431	$9	$(4,026)	—	$310,414
Corporate and other debt securities	747,145	8,411	(2,244)	—	753,312
Mortgage and asset backed securities	16,890	27	(92)	—	16,825
Total debt securities	$1,078,466	$8,447	$(6,362)	—	$1,080,551
The amortized cost and fair value of debt and equity securities by type of issuer as of December 31, 2016, were as follows:

	December 31, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Gross Unrealized Losses - OTTI	Estimated Fair Value
Debt securities:
U.S. Treasury and U.S. Government agency securities	$254,112	$209	$(5,596)	—	$248,725
Corporate and other debt securities	723,859	7,165	(3,964)	—	727,060
Mortgage and asset backed securities	20,479	25	(264)	—	20,240
Total debt securities	$998,450	$7,399	$(9,824)	—	$996,025
During 2017 and 2016, the Company recorded no OTTI for the portion of noncredit related losses in other comprehensive income.

18

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

4. INVESTMENTS (CONTINUED):
The amortized cost and fair value of debt securities at December 31, 2017, by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Fair Value

Due in 1 year or less	$77,173	$77,184
Due after 1 year through 5 years	617,494	618,044
Due after 5 years through 10 years	339,754	340,666
Due after 10 years	27,155	27,832
Mortgage and asset backed securities	16,890	16,825
	$1,078,466	$1,080,551
At December 31, 2017, and 2016, there were no contractual investment commitments. There were no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.
At December 31, 2017, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,771 and $2,766 respectively. At December 31, 2016, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,658 and $2,683 respectively.
During 2017 and 2015, the Company donated certain appreciated debt securities to an affiliated qualified charitable organization at a fair value of $8,757 and $19,164 respectively. This is recorded in other expenses in the Consolidated Statements of Comprehensive Income. There were no donations in 2016.

5. VARIABLE INTEREST ENTITIES:
Effective April 1, 2014, FMR LLC contributed a 100% wholly owned subsidiary, Feedstock, to the Company at its carrying value of $1,796. Feedstock makes tax advantaged investments in certain refined coal transactions under Section 45 of the Internal Revenue Code. IRC 45 provides a tax credit for the production of certain refined energy resources at a qualified facility during a ten year period beginning on the date the facility was originally placed in service and the refined energy is sold to an unrelated party.
Feedstock entered into certain operating agreements to provide operational funding of a qualified energy facility through 2021. Feedstock is required to provide 90% of these operational fundings to LRC Holdings LLC (“LRCH”) through a membership interest agreement. LRCH ultimately funds the qualified facility through a 60% membership interest agreement. These funding obligations are tied to the production of the qualified energy resource and eligibility to receive the expected tax credit pursuant to the operating agreements. The Company is expected to make funding payments on behalf of Feedstock and receive the benefits of the tax credits generated. The Company provided funding payments of $8,725 and $6,078, respectively for the years ended December 31, 2017, and 2016, respectively.
FMR LLC provides certain guarantees of Feedstock to third parties which are contingent upon Feedstock’s eligibility to receive the expected tax credits. FMR LLC will continue to provide such guarantees subsequent to its contribution of Feedstock to the Company.

19

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

5. VARIABLE INTEREST ENTITIES (CONTINUED):
Feedstock and LRCH are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack controlling financial interest or (2) does not have sufficient equity to finance its own activities without financial support provided by another entity. If the Company determines that it is the VIE’s “primary beneficiary,” it consolidates the VIE. The primary beneficiary has the power to direct the activities of a VIE that impact its economic performance and either the obligation to absorb the losses of the entity or the right to receive the benefits from the VIE that could be potentially significant to the VIE.
The Company determined that its interest in Feedstock and in turn Feedstock’s 90% membership interest in LRCH qualifies as a variable interest, and that Feedstock and LRCH are both VIEs. The Company has determined that it is the primary beneficiary as it has both the power to direct the activities of the VIE that most significantly impact the entity's economic performance and the obligation to absorb losses or receive benefits of the entity that could potentially be significant to the VIE as a result of the operational funding provided and the return in the form of income tax credits. Accordingly, the Company consolidates Feedstock and LRCH. The consolidated balances include restricted cash and cash equivalents of $12,083 and $6,151 as of December 31, 2017, and 2016, respectively. These balances are restricted for withdrawal or use under the terms of certain contractual agreements and are recorded as restricted cash and cash equivalents in the Consolidated Balance Sheets.
The following is the incremental impact of consolidating LRCH in the Company’s consolidated financial statements at December 31, 2017, and 2016 and for the years ended December 31, 2017, and 2016.

	December 31,
	2017	2016

Total Assets	$1,329	$900
Total Liabilities	1,213	783
Non controlling equity interest	$116	$117

	Years Ended December 31,
	2017	2016

Total Revenues	$18	$3
Total Expenses	(851)	(819)
Net Loss	(833)	(816)
Income tax expense	—	—
Net Loss	(833)	(816)
Less: net loss attributable to non controlling interest	(833)	(816)
Net income attributable to Fidelity Investments Life Insurance Company	$—	$—
Non-controlling interest represents ownership interests in LRCH that is not attributable to the Company.
6. FAIR VALUE MEASUREMENTS:
The Company categorizes the financial assets and liabilities carried at fair value in its balance sheets based upon a three-level valuation hierarchy. The Company carries the following financial instruments at fair value in the Company’s financial statements: debt securities, cash equivalents such as money market funds, and separate account assets. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs

20

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

6. FAIR VALUE MEASUREMENTS (CONTINUED):
(Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•	Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.

•
Level 2 – Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•
Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management’s judgment about the assumptions that a market participant would use in pricing the asset or liability and are based on the best available information, some of which is internally developed.

The Company’s available-for-sale debt securities generally use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. The fair value of U.S. Treasury debt securities is based on quoted prices in active markets that are readily and regularly obtainable and are reflected in Level 1. While the Company obtains values for the debt securities it holds from independent pricing services, it is ultimately management’s responsibility to determine whether the value obtained and recorded to the financial statements are representative of fair value.
Cash equivalents are reported at fair value on a recurring basis and include money market instruments. Fair values of these cash equivalents may be determined using public quotations which are reflected in Level 1.
Separate account assets are invested in mutual funds whose value is based on the underlying net asset value of these funds. Open ended mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1.

21

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

6. FAIR VALUE MEASUREMENTS (CONTINUED):
The following fair value hierarchy table presents information about the Company’s assets measured at fair value on a recurring basis as of:

	December 31, 2017
	Quoted Market Prices in Active Markets (Level 1)	Pricing Methods with Significant Observable Market Inputs (Level 2)	Pricing Methods with Significant Unobservable Market Inputs (Level 3)	Total Estimated Fair Value
Assets:
Available-for-sale debt securities:
U.S. Treasury securities	$310,414	$—	$—	$310,414
Corporate and other debt securities	—	753,312	—	753,312
Mortgage and asset backed securities	—	16,825	—	16,825
Total available-for-sale debt securities	310,414	770,137	—	1,080,551
Cash equivalents	107,700	—	—	107,700
Subtotal excluding separate account assets	418,114	770,137	—	1,188,251
Separate account assets	31,166,266	—	—	31,166,266
Total	$31,584,380	$770,137	$—	$32,354,517

	December 31, 2016
	Quoted Market Prices in Active Markets (Level 1)	Pricing Methods with Significant Observable Market Inputs (Level 2)	Pricing Methods with Significant Unobservable Market Inputs (Level 3)	Total Estimated Fair Value
Assets:
Available-for-sale debt securities:
U.S. Treasury and U.S. Government agency securities	$248,521	$204	$—	$248,725
Corporate and other debt securities	—	727,060	—	727,060
Mortgage and asset backed securities	—	20,240	—	20,240
Total available-for-sale debt securities	248,521	747,504	—	996,025
Cash equivalents	120,630	—	—	120,630
Subtotal excluding separate account assets	369,151	747,504	—	1,116,655
Separate account assets	27,186,998	—	—	27,186,998
Total	$27,556,149	$747,504	$—	$28,303,653
There were no Level 3 assets held by the Company during 2017 or 2016. There were no transfers into or out of Level 3 during 2017 or 2016.
Financial Instruments Not Carried at Fair Value
Certain financial instruments are not required to be measured at fair value in the financial statements but are disclosed if it is practicable to estimate such values.

22

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

6. FAIR VALUE MEASUREMENTS (CONTINUED):
The following include disclosures for other financial instruments not carried at fair value and not included in the above discussion:

	December 31, 2017		December 31, 2016
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Financial Assets:
Other investment	$1,135	$1,135	$1,226	$1,226
Policy loans	1,233	1,233	1,489	1,489
Reinsurance deposit and receivables	1,031,957	1,100,932	1,095,700	1,180,013

	$1,034,325	$1,103,300	$1,098,415	$1,182,728

Financial Liabilities:
Contract holder deposit funds	$662,545	$731,222	$687,838	$773,171
The following methods and assumptions were used to estimate the fair value of each class of financial instruments:
Other Investment
Fair value for the other investment is based on the Company’s share of the investee based on the underlying financial statements of the investee.
Policy Loans
Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, the outstanding principal balance is considered to be a reasonable estimate of the fair value of policy loans.
Reinsurance Deposit and Receivables
Fair values for certain of the Company’s reinsurance deposits for the fixed portion of the variable annuities contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.
Contract Holder Deposit Funds
Fair value for the Company’s contract holder deposit fund liabilities for the fixed portion of the variable annuity contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.
The fixed portion of variable deferred annuity products is carried at account value and can be withdrawn without prior notice pursuant to the terms of the annuity contract. The fixed portion of variable deferred annuity products is an integral part of the contract, and consequently the account value is considered to be a reasonable estimate of the fair value of the contract.

23

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

7. INCOME TAXES:
The components of the provision for income taxes attributable to operations were as follows:

	Years Ended December 31,
	2017	2016	2015
Current:
Federal	$28,204	$12,997	$23,980
State	606	282	489
	$28,810	$13,279	$24,469
Deferred:
Federal	$29,698	$1,290	$(3,765)
State	(49)	358	(63)
	$29,649	$1,648	$(3,828)

Income tax expense	$58,459	$14,927	$20,641
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to a franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded for EFILI, as EFILI believes that the reversal of temporary differences will have no impact on the state income tax that EFILI will pay in the future. State deferred taxes are recorded for FILI for the impact of its reversing temporary differences on its future state income tax liability.
Significant components of the Company's net deferred tax asset were as follows:

	Years Ended December 31,
	2017	2016
Deferred income tax assets (liabilities):
Deferred policy acquisition costs	$18,547	$32,620
Contract holder reserves	43,201	33,688
Contract holder reserves - TCJA Transition Adjustment	(20,106)	—
Deferred revenue	3,584	6,430
Deferred compensation and retirement benefit plans	918	1,962
Unrealized gains on available-for-sale securities	(442)	851
Other, net	1,247	2,258
Net deferred tax asset	$46,949	$77,809
Management believes that the Company's future income will be sufficient to realize the net deferred tax asset as of December 31, 2017 and 2016, respectively.

24

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

7. INCOME TAXES (CONTINUED):
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

	Years Ended December 31,
	2017	2016	2015

Tax provision at U.S. Federal statutory rate	$31,139	$32,554	$31,140
Impact of the Tax Cuts and Jobs Act	31,040	—	—
Unrecognized tax benefits	18,235	—	—
Dividends received deduction	(12,072)	(8,914)	(7,168)
IRC 45 tax credit	(7,518)	(7,011)	(4,265)
Other, net	(2,365)	(1,702)	934
Income tax expense	$58,459	$14,927	$20,641
Effective December 22, 2017, the U.S. enacted tax legislation which is referred to as the Tax Cuts and Jobs Act of 2017 ("TCJA"). The TCJA made significant changes to the Internal Revenue Code effective January 1,2018 including but not limited to (i) reduced the corporate tax rate from 35% to 21%; (ii) prescribed the computation of certain components of the dividends received deduction; (iii) provides for the computation of life insurance tax reserves; and (iv) provides for new capitalization percentages and amortization period for deferred acquisition costs.
The Company's net deferred tax asset balances at December 31, 2017 were re-measured using the 21% corporate tax rate under the TCJA as cumulative temporary differences reverse in the future. The re-measurement resulted in a decrease to net deferred tax assets of approximately $31,040.
The effects of tax legislation are recognized in the period of enactment. The Company has not completed its analysis of the effects of the TCJA. However, the Company provided a reasonable, provisional estimate of the tax effect related to life insurance tax reserves under the TCJA given the complexity of the computation as well as limited technical tax guidance. As the Company completes its analysis of the TCJA, these provisional amounts could change.
The Company paid net federal and state income taxes of $14,250, $26,387, and $11,450 in 2017, 2016, and 2015, respectively.
Currently, the Company only files income tax returns in the United States. The Company is not currently under examination and is no longer subject to U.S. federal or state tax for years before 2014. The Company is not currently under examination for the income tax filings in any other jurisdictions.
In 2017, an affiliate received notification from the Internal Revenue Service (“IRS”) that challenged its eligibility to claim certain tax credits under Internal Revenue Code Section 45, and certain operating losses, for tax years 2011 and 2012. As a result, the Company’s unrecognized tax benefits as of December 31, 2017 are $18,235 (including $765 of interest expense). The Company classifies all interest and penalties as income tax expense. Although the timing of the resolution and/or closure on this matter is uncertain, it is reasonably possible that the balance of the estimated net liability for these uncertain tax positions could significantly change in the next twelve months.
8. STOCKHOLDER’S EQUITY AND DIVIDEND RESTRICTIONS:
Generally, the net assets of the Company available for payment as dividends to FMR LLC are limited to the excess of FILI's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however,

25

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

8. STOCKHOLDER’S EQUITY AND DIVIDEND RESTRICTIONS (CONTINUED):
payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of Utah, dividends to shareholders are limited to the lesser of the Company’s net gain from operations for the year ended on the preceding December 31, or 10% of the Company’s surplus held for policyholders as of the preceding December 31. The Company did not pay any dividends in 2017, 2016 or 2015.
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the applicable state insurance department which vary with GAAP in certain respects. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. The principal differences with GAAP are that statutory financial statements do not reflect DAC, recognition of deferred income tax assets are limited, bonds are generally carried at amortized cost, insurance liabilities are presented net of reinsurance assets, a wholly-owned insurance subsidiary is reported at statutory equity and future policy benefit liabilities are estimated using different actuarial assumptions. The Company does not rely on the use of any permitted statutory accounting practices.
Net income and capital and surplus as determined in accordance with statutory accounting practices were as follows:

	Years Ended December 31,
	(Unaudited)	(Audited)	(Audited)
	2017	2016	2015
FILI
Statutory net income	$73,639	$82,424	$62,269
Statutory surplus	$876,053	$830,023	$750,892

EFILI
Statutory net income	$6,431	$11,620	$4,421
Statutory surplus	$83,147	$79,140	$76,851
9.     AFFILIATED COMPANY TRANSACTIONS:
The Company has a services agreement with Fidelity Investments Institutional Operations Company, Inc. and Fidelity Distributors Corporation, both wholly-owned subsidiaries of FMR LLC, under which the Company provides certain shareholder account services (recordkeeping and customer reporting, customer support, and preparing/distributing marketing materials) with respect to Investor Class shares of the Fidelity variable insurance product funds. The Company earned fees of $33,039, $34,191 and $37,987 in 2017, 2016 and 2015, respectively, under these agreements. These fees are included in fund administration fees in the Consolidated Statements of Comprehensive Income.
The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. (“FIA”), and Fidelity Investments Institutional Services Company, Inc., all of which are wholly-owned subsidiaries of FMR LLC. FILI and EFILI have agreements with FIA under which FILI pays FIA renewal sales compensation of 0.10% of the variable annuity contract value each year. EFILI pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company compensated FIA in the amount of $32,181, $28,381, and $30,092 in 2017, 2016 and 2015, respectively.

26

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

9.     AFFILIATED COMPANY TRANSACTIONS (CONTINUED):
The Company has an administrative services agreement with FIA whereby the Company provides certain administrative and accounting functions. The Company was reimbursed $18,116, $19,569, and $20,128 in 2017, 2016 and 2015, respectively, for such services. The reimbursements are accounted for as a direct reduction of the Company's expenses. The Company entered into agreements with Fidelity Institutional Asset Management Trust Company (“FIAM”) to provide investment and managerial advice. The Company incurred charges of $1,900, $1,754, and $1,543 in 2017, 2016 and 2015, respectively, for such services.
The Company has an administrative services agreement with FMR LLC and its subsidiaries whereby certain administrative and other services are provided for the Company. The Company incurred charges from FMR LLC and its subsidiaries of $30,776, $32,706, and $31,036 in 2017, 2016 and 2015, respectively, for such services. Intercompany balances with FMR LLC and its subsidiaries are settled within 30 days.
FMR LLC sponsors a trusteed Profit-Sharing Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR LLC annually for the Profit-Sharing Plan. FMR LLC's policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The costs charged to the Company were $1,683, $1,537, and $1,517 in 2017, 2016 and 2015, respectively.
The Company participates in various share-based compensatory plans sponsored by FMR LLC and is allocated a compensation charge from FMR LLC that is amortized over the period in which it is earned. These share-based compensation arrangements generally provide holders with participation in changes in FMR LLC’s Net Asset Value per share (as defined) over their respective terms.   All plans are settled in cash or promissory notes at the end of their defined term or when plan participants are no longer employees. The aggregate expenses related to these plans charged to the Company were $4,937, $4,050, and $4,854 in 2017, 2016 and 2015, respectively.
The Company participates in FMR LLC’s Retiree Health Reimbursement Plan ("RHRP"), a defined benefit health reimbursement arrangement covering eligible employees. In 2017, 2016 and 2015, FMR LLC accrued a benefit under the RHRP based on an award of three thousand dollars for each eligible full-time employee and one thousand five hundred dollars for each eligible part-time employee, subject to ten year cliff vesting with consideration given for prior service. Future awards under the RHRP are at the discretion of FMR LLC. The Company is allocated expense from FMR LLC associated with the actuarially-derived annual cost of providing these benefits to the Company's employees. For the years ended December 31, 2017, 2016 and 2015, compensation expense related to the RHRP was $235, $219 and $301, respectively.

27

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

10. UNDERWRITING, ACQUISITION AND INSURANCE EXPENSES:
Underwriting, acquisition and insurance expenses were as follows:

	Years Ended December 31,
	2017	2016	2015
Underwriting, acquisition and insurance expenses:
Commissions, gross	$32,181	$28,381	$30,092
Compensation and benefits	16,769	15,003	15,342
Capitalization of deferred policy acquisition costs	(4,755)	(3,765)	(5,394)
Amortization of deferred policy acquisition costs	1,780	3,185	4,320
Rent expenses	1,354	1,389	1,432
Taxes, licenses and fees	1,788	2,182	1,704
General insurance expenses	28,229	27,081	23,774

Total underwriting, acquisition and insurance expenses	$77,346	$73,456	$71,270
Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2017, 2016 and 2015, the Company decreased amortization by $3,182, $1,815, and $1,618 respectively, to reflect actual experience for investment performance, persistency (including internal replacements), administrative expenses and inflation assumptions. This adjustment has been reflected in amortization expense.
11. REINSURANCE:
The Company retains a maximum coverage per individual life of $25 plus 30% of the excess over $25 with a maximum initial retention not to exceed $100 for its life insurance business issued before March 1, 2008. The Company retains a flat $100 per individual life for its life business issued on and after March 1, 2008. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed. The Company reinsures substantially all of its GMDB provisions for business issued prior to July 1, 2001. The Company reinsures 100% of its GMWB provisions issued prior to January 1, 2009, and 90% for business issued on or after January 1, 2009. The GMWB product and associated reinsurance contract were discontinued for new business effective March 31, 2009.
The Company has entered into a coinsurance agreement for substantially all of the fixed portion of the variable income annuity product and the fixed income annuities which arise through the annuitization of deferred annuity products if annuitization is prior to June 1, 2009. The Company retains 100% of the risk for annuitizations of deferred annuity products where annuitization occurs on or after June 1, 2009. Sales of the variable income annuity were discontinued in May 2008. The Company is subject to concentration of risk with respect to this reinsurance agreement. The receivable is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables. Under this reinsurance agreement, the Company receives a front end ceding expense allowance ranging from 2.5% to 3.5% of premiums and an annual allowance of a percentage of assets ranging from 0.3% to 0.60%. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.
The Company entered into a 100% coinsurance agreement for its fixed guaranteed income annuity product. Sales of this product were discontinued in May 2008. The receivable has been accounted for as a deposit asset and was recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts with no life contingencies has been accounted for as

28

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

11. REINSURANCE (CONTINUED):
a deposit liability and recorded in contract holder deposit funds. Under the reinsurance agreement, the Company received a front end ceding expense allowance ranging from 2.5% to 3.5% of premiums and an annual allowance of a percentage of assets ranging from 0.12% to 0.60%. Revenue from the reinsurance agreement and benefit expense from the underlying annuity contracts has been recognized over the lives of the underlying contracts. Effective May 1, 2016, the Company recaptured its 100% coinsurance agreement with Genworth Life Insurance Company of New York (“GLICNY”) that reinsured a fixed guaranteed income annuity product. Pursuant to the recapture agreement, the Company received approximately $55,397 in cash consideration which was partially offset by the recaptured policy and contract reserves of $45,725. The Company recognized a one-time gain of approximately $9,672, before tax, as the difference between the proceeds received and the recaptured reserves. As a result of loss recognition testing, the Company recognized premium deficiency reserves as a charge to the Consolidated Statements of Comprehensive Income of $0, $11,445, and $0 for the years ended December 31, 2017, 2016 and 2015, respectively.
Financial information related to the two coinsurance agreements for the years ended December 31 were as follows:

	Years Ended December 31,
	2017	2016
Reinsurance deposits and receivables:
Genworth Life Insurance Company	$514,465	$555,636
Principal Life Insurance Company	463,104	481,605

Reinsurance deposits and receivables	$977,569	$1,037,241

Contract holder deposit funds and future contract and policy benefits	$990,928	$1,051,441

Interest on reinsurance deposit	$25,538	$27,548

Contract and policy benefits and expenses	$21,605	$22,998
The Company’s deposit assets under the reinsurance agreements with Principal Life Insurance Company are partially secured by investments held in a collateral account and those with Genworth Life Insurance Company are partially secured by investments held in trust which offers the Company additional protection and reduces the risk of loss to the Company that could result from failure of these reinsurers.
Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

	Years Ended December 31,
	2017	2016	2015

Direct life premiums	$14,269	$14,513	$14,804
Reinsurance ceded, net of ceding expense allowance	(7,308)	(7,779)	(4,700)
Net premiums	$6,961	$6,734	$10,104

Direct contract and policy benefits	$109,649	$131,579	$126,942
Reinsurance ceded, net of reinsurance premiums	(63,258)	(71,039)	(74,572)
Net contract and policy benefits	$46,391	$60,540	$52,370

29

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR LLC)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

12. COMMITMENTS AND CONTINGENCIES:
The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity or net income.
Regulatory Matters
Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

13. SUBSEQUENT EVENTS:
Effective March 15, 2018, FILI issued a $300,000 unsecured revolving line of credit facility (“LOC Agreement”) to its parent, FMR LLC (“FMR”). The LOC Agreement was approved by the Utah Insurance Department and matures on March 14, 2019 but may be extended for successive one year periods by mutual agreement of the parties and prior notice to and a lack of objection by the Utah Insurance Department. In addition, FMR has the option to convert any advances to a term loan which matures one year after the date of conversion.
Under the terms of the LOC Agreement, FILI receives a facility fee of 0.04% per year based on the unused amounts of the line of credit. In addition, FILI receives annual interest on any advances made under the LOC Agreement at LIBOR (based on Bloomberg quotations) plus a spread of 71 basis points (0.71%) where the spread may change from time to time based on the terms of the LOC Agreement.
Effective March 22, 2018, FILI advanced $300,000 to FMR under the LOC Agreement.
The Company has evaluated subsequent events from the balance sheet date through April 25, 2018 and did not identify any other events that would require adjustments to, or disclosure in, the consolidated financial statements.

30

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a)             Financial Statements included in Part B

The following financial statements of Fidelity Investments Variable Annuity Account I and of Fidelity Investments Life Insurance Company are filed in Part B.

Statements of Assets and Liabilities for Fidelity Investments Variable Annuity Account I as of December 31, 2017.

Statements of Operations for Fidelity Investments Variable Annuity Account I for Year Ended December 31, 2017.

Statements of Changes in Net Assets for Fidelity Investments Variable Annuity Account I for Years Ended December 31, 2017 and 2016.

Report of PricewaterhouseCoopers LLP on the Financial Statements of Fidelity Investments Variable Annuity Account I.

Balance Sheets of Fidelity Investments Life Insurance Company as of December 31, 2017 and 2016.

Consolidated Statements of Income and Comprehensive Income for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2017, 2016 and 2015.

Consolidated Statements of Stockholder’s Equity for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2017, 2016 and 2015.

Consolidated Statements of Cash Flows for Fidelity Investments Life Insurance Company for the Years Ended December 31, 2017, 2016 and 2015.

Report of PricewaterhouseCoopers LLP on Financial Statements of Fidelity Investments Life Insurance Company.

There are no financial statements included in Part A.

b)             Exhibits

(1)         Resolution of Board of Directors of Fidelity Investments Life Insurance Company (“Fidelity Investments Life”) establishing the Fidelity Investments Variable Annuity Account I. (Note 1)

(2)         Not Applicable.

(3)(a) Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC (Note 1)

(b)  Commission Schedule.  (Note 1)

(4)(a)   Fidelity Freedom Lifetime Income, Nonparticipating Contract (Note 3)

(b)   Fidelity Freedom Lifetime Income, Individual Retirement Annuity Nonparticipating Contract (Note 3)

(5)(a)  Application for the Variable Income Annuity (Note 4)

(6)  (a)   Articles of Domestication of Fidelity Investments Life.  (Note 1)

(b)  Amended Bylaws of Fidelity Investments Life.  (Note 1)

(7) Not Applicable

(8) Not Applicable

(9) Opinion and consent of Lance A. Warrick, as to the legality of securities being issued is filed herein as Exhibit No. 9

(10) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

(11)  Not Applicable.

(12)  Not Applicable.

(13)  Performance Advertising Calculations (Note 1)

(14)                          (a) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund. (Note 6)

(b) Form of Participation Agreement between Fidelity Investments Life and Variable Insurance Products Fund IV. (Note 6)

(15) Powers of Attorney

(a)           Power of Attorney for William J. Johnson Jr. (Note 7)

(b)           Power of Attorney for Norman L. Ashkenas (Note 7)

(c)           Power of Attorney for Peter G. Johannsen (Note 7)

(d)           Power of Attorney for Malcolm MacKay (Note 7)

(e)           Power of Attorney for Kathleen A. Murphy (Note 7)

(f)            Power of Attorney for Rodney R. Rohda (Note 7)

(g)           Power of Attorney for Roger T. Servison (Note 7)

(h)           Power of Attorney for Floyd L. Smith (Note 7)

(i)            Power of Attorney for Sriram Subramaniam (Note 7)

(j)            Power of Attorney for Miles Mei (Note 7)

(k)           Power of Attorney for Jane P. Jamieson filed herewith

(l)            Power of Attorney for Nancy D. Prior filed herewith

(Note 1) Incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement on Form N-4, Reg. No. 33-24400, on behalf of Fidelity Investments Variable Annuity Account I filed on April 26, 1996.

(Note 3) Incorporated by reference from this Registration Statement’s initial filing on January 12, 2005.

(Note 4) Incorporated by reference from Post-Effective Amendment No. 1 to this Registration Statement filed electronically on April 27, 2006.

(Note 6) Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-4 Reg No. 33-54926 filed on April 24, 1996.

(Note 7) Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement on Form N-4, Reg. No. 333-121017, on behalf of Fidelity Investments Variable Annuity Account I filed electronically on April 29, 2016.

Item 25.Directors and Officers of the Depositor

The directors and officers of Fidelity Investments Life are as follows:

Directors of Fidelity Investments Life

WILLIAM J. JOHNSON, JR., Director and President

NORMAN L. ASHKENAS, Director

JANE P. JAMIESON, Director

PETER G. JOHANNSEN, Director

MALCOLM MACKAY, Director

KATHLEEN A. MURPHY, Director

RODNEY R. ROHDA, Director

ROGER T. SERVISON, Director

FLOYD L. SMITH, Director

NANCY D. PRIOR, Director

SRIRAM SUBRAMANIAM, Director

Executive Officers Who Are Not Directors

David A. Golino	Senior Vice President and Chief Financial Officer
Joshua M. Deakin	Vice President, Client Services
Richard S. Rowland	Vice President, Channel Development

Miles Mei	Treasurer

Maryann P. Crews	Illustration Actuary
Robert K. Leach	Appointed Actuary

Robert G. Regan	Chief Risk Officer

Felicia F. Tierney	Vice President, Human Resources
Brian N. Leary	Vice President, Consumer Services Officer and Chief Compliance Officer
Lance A. Warrick	Vice President, General Counsel and Secretary

The principal business address for each person listed in item 25 is 100 Salem Street, Smithfield, Rhode Island 02917.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant.

See Exhibit 26 of the original registration statement on Form N-4 filed August 17, 1991, Reg. No. 33-42376, on behalf of Empire Fidelity Investments Variable Annuity Account A, which is incorporated herein by reference.

Item 27. Number of Contract Owners.

On March 29, 2018 there were 2,004 Qualified Contracts and 281 Non-qualified contracts.

Item 28. Indemnification

FMR LLC and its subsidiaries own a directors’ and officers’ liability reimbursement contract (the “Policies”), issued by National Union Fire Insurance Company, that provides coverage for “Loss” (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer.  The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters.  Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions.  Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage.  Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Fidelity Investments Life Insurance Company.  A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity’s By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation’s request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation’s request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation.  Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law.  These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

a)  Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b)	Sriram Subramaniam	Director, President and Chief Executive Officer
	Kevin M. Barry	Director

David Canter	Director

Kathleen Murphy	Director

Jeffrey Devolder	Chief Financial Officer
Richard Lyons	Senior Vice President and Treasurer

Eric C. Green	Assistant Treasurer
David Forman	Secretary and Chief Legal Officer
Peter D. Stahl	Assistant Secretary
Norman Ashkenas	Chief Compliance Officer

(c)  $0.00

The address for each person named in Item 29(b) is 900 Salem Street, Smithfield, Rhode Island 02917.

Item 30. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 100 Salem Street, Smithfield, Rhode Island 02917.

Item 31. Management Services

Not applicable

Item 32. Undertakings

(a)                                 Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)                                 Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)                                  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)                                 Registrant represents that it meets the definition of a “separate account” under the federal securities laws.

(e)                                  Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable annuity policy (“the contract”) offered by Fidelity Investment Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investment Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Fidelity Investments Variable Annuity Account I, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf in the town of Smithfield and the state of Rhode Island, on this 27th day of April 2018.

FIDELITY INVESTMENTS VARIABLE ANNUITY ACCOUNT I

(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ *	Attest:	/s/Lance A. Warrick
	William J. Johnson, Jr.		Lance A. Warrick,
	President		Secretary

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on this 27th day of April, 2018.

Signature	Title

/s/ *		)
William J. Johnson, Jr.	President and Director	)
)
/s/ *		)
Miles Mei	Treasurer	)
)
/s/ *		)
Kathleen A. Murphy	Director	)
)
/s/ *		)
Rodney R. Rohda	Director	) By:	/s/Lance A. Warrick
		)	Lance A. Warrick
/s/ *		)	(Attorney-in-Fact)*
Roger T. Servison	Director	)
)
/s/ *		)
Jane P. Jamieson	Director	)
)
/s/ *		)
Norman L. Ashkenas	Director	)
)
/s/ *		)
Malcom MacKay	Director	)

)
/s/ *		)
Floyd L. Smith	Director	) By:	/s/Lance A. Warrick
		)	Lance A. Warrick
/s/ *		)	(Attorney-in-Fact)*
Peter G. Johannsen	Director	)
)
/s/ *		)
Nancy D. Prior	Director	)
)
/s/ *		)
Sriram Subramaniam	Director	)